UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

                                                     AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 3rd Floor

                            Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal & General Counsel

Two Greenwich Plaza

3rd Floor

                        Greenwich, CT 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code:    203-742-3600

Date of fiscal year end:  December 31

Date of reporting period:  January 15, 2009 – December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Shareholder Letter

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

International equity markets had a tumultuous year in 2009. After declining by more than 25% during the first quarter in the aftermath of the financial crisis of 2008, the MSCI EAFE Index (the “Index”) rallied strongly in the remainder of the year, posting a return of 31.78% for the full year.

The AQR International Equity Fund Class N shares (the “Fund”) outperformed its benchmark index by a substantial margin, posting a return of 36.38%.1

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country, and by using futures and forwards contracts to over and under-weight the portfolio’s exposures to each country and to each currency. Each of these decisions is made independently. For the year, all three active strategies contributed to outperformance in a balanced fashion. Stock selection was the strongest contributor driven by positive results in the first eight months of the year. Currency and country selection both had strong years, but their positive results dominated the second half. We believe the year serves as an illustration of the diversification benefits of our multi-strategy approach to international equity management: while stock selection strategies had flat excess returns over the second half of the year, asset allocation strategies produced strong results. More detail on each strategy is provided below.

Stock selection was strongly positive led by outperformance in Europe and Japan, while the U.K. was slightly down. In Japan, value factors – both industry relative and across industries – drove results, particularly earlier in the year. In Europe, value and earnings quality factors, along with relatively less negative momentum contribution led to strong excess performance in 2009. In the UK, weak performance by earnings quality factors depressed the strategy’s performance for the year.

Our stock selection strategy remains broadly diversified across over four hundred names, with any individual position representing a small active weight against the benchmark. The portfolio as a whole is overweight cheaper stocks2 with better momentum and earnings quality.

The country selection strategy was another positive contributor to outperformance. Our underweight position in Japan was the top contributor for 2009. Japan was our least favorite market throughout the year, as it severely lagged other developed markets – with only Greece’s post-downgrade results in contention for worst performer in the second half. In addition, our underweight of Germany and overweights of the Netherlands and Spain were top contributors. Positions that detracted the most value were our overweights of Italy, UK and France, as these markets suffered relative underperformance earlier in the year along with an underweight position in Hong Kong in Q2.

Our country views remained relatively stable over the course of the year. We continued to primarily favor European markets, with our top five countries remaining consistent

[1]	Full year performance of the Fund includes the performance of a predecessor fund. See p. 6 for further discussion.

[2]	Stocks with lower valuation ratios such as Price to Book

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through most of the year, although their relative weightings shifted. For instance during the fourth quarter, Italy and the Netherlands became our favorite markets, and while we remain positive on Spain, France and the UK, our overweights of these countries decreased. In addition, we remain bearish on Japan, Australia, and Germany, which were our largest underweights throughout the year.

Our positive view on Italy, the Netherlands and France is primarily motivated by valuation themes, as these are the three cheapest markets in our universe. This view on valuations has been consistent throughout 2009. Spain and the UK are our other favorite markets, driven by momentum and catalyst based themes. Spain continues to benefit from strong price momentum along with neutral valuation scores, which have improved slightly through the year. Our UK position is motivated by positive fundamental momentum scores such as the depreciation of the Pound, and improvements in analyst sentiment, which overcame more expensive valuations that grew relatively richer during the year.

Our negative view on Japan is driven by weak momentum scores and richer than average valuation measures. While fundamental momentum indicators improved through the year – particularly the health of export partners – this improvement was overcome by worsening momentum themes and more expensive relative valuations. Australia remains the most expensive market on our valuation measures and also features negative fundamental momentum scores such as an appreciating currency and rising interest rates. Both sets of indicators have grown more negative through the year. Our underweight position in Germany is motivated by a collection of small negatives in both price and fundamental momentum measures combined with neutral valuations.

Overall for 2009 the country selection strategy ran at above average attractiveness – meaning the portfolio targeted more tracking error from the strategy than average. This was motivated by above average valuation spreads across the universe of equity markets that we cover. These valuation spreads peaked in early March, retracted throughout 2009 but remained wide at year’s end. Combined with attractive value spreads, we are seeing positive agreement across our factors – especially among our suite of valuation measures, which also increases the strategy’s attractiveness.

The currency selection strategy was a strong positive contributor in 2009. Looking back on the year, the pattern we saw in stocks and country selection also appeared for currencies: i.e., a tale of two periods. During the first half of the year, value themes dominated, while both carry and momentum struggled. During the second half, carry themes drove performance – particularly in Q3 – while value and momentum signals were flat. For the year, value was the strongest theme, followed by carry. 2009 was a negative year for momentum.

We made several significant changes in our currency positioning as the effects of the dramatic currency movements from last Fall’s carry unwind and flight to safety faded. While signals focusing on nominal interest rate differentials started to recover earlier in the year, other interest rate signals, such as those focused on real rate differences, showed positive results later in the summer. While Aussie and Euro positions remain our strongest views, our positioning on the Yen turned bearish from being one our favorite currencies for most of the year.

In the fourth quarter, the Norwegian Krone became our second largest overweight. We believe the Krone, like the Aussie, is particularly attractive on carry indicators and also features positive fundamental and price momentum signals, which overcome slightly rich valuations. Improvements in carry and momentum signals during Q4 also drove our improving opinion. These two positive views reflect Norway and Australia having higher nominal interest rates than the G4 markets, which employed extremely lax monetary policies in 2009 as a response to the financial crisis. In addition, Australia and Norway’s were the first central banks to hike short-term interest rates and market indicators point to further tightening action in the first half of 2010. At

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the same time, little tightening is currently expected in G4 markets. Both Australia and Norway’s economies appear to be in better shape than other developed markets and have been able to start contracting monetary policy to prevent a potential rise in inflation, while other central banks remain focused on stimulating economic activity.

At year end, the portfolio’s top underweights continued to be in Euro followed by Yen. The Euro scored particularly poorly on valuation and momentum – both price and fundamental – measures. In addition, the Euro has unattractive carry and interest rate signals. The Yen has expensive valuations and poor momentum which deteriorated over the quarter as the positive impact of last year’s carry unwind faded and relative analyst sentiment has decayed.

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2009 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	3 Year	5 Year	Since Inception (8/28/2009)
Fund - Class N: AQINX	–	–	–	5.84%
Fund - Class I: AQIIX	–	–	–	5.95%
Fund - Class Y: AQIYX	–	–	–	6.08%
MSCI EAFE Index	–	–	–	5.52%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class N and Class I shares of the Fund are subject to a 2% redemption fee for redemptions within 60 days of purchase. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the for the Fund’s Class N/I/YI shares are 1.36%/0.97%/0.91% respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

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Shareholder Letter

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 8/28/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2009 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	Since Inception (8/1/2004)
Fund - Class N: AQINX	36.38%	-7.41%	2.64%	5.79%
Fund - Class I: AQIIX	36.94%	-7.06%	3.01%	6.18%
Fund - Class Y: AQIYX	37.30%	-6.76%	3.36%	6.53%
MSCI EAFE Index	31.78%	-6.04%	3.54%	6.60%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class N and Class I shares of the Fund are subject to a 2% redemption fee for redemptions within 60 days of purchase. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the for the Fund’s Class N/I/YI shares are 1.36%/0.97%/0.91% respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2009	5

Shareholder Letter

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 7/31/04

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

A privately offered fund managed by the Adviser was reorganized into the Class Y shares of the Fund on August 28, 2009, the date the Fund commenced operations. The Class N and Class I shares of the Fund commenced operations on September 30, 2009. The performance of Class N and Class I shares for the period from August 28, 2009 to September 30, 2009 is based on the performance of the Class Y shares of the Fund, and, for all share classes, for periods prior to August 28, 2009 is based on that of the privately offered fund. The total annual fund operating expenses of the privately offered fund were lower than the Fund’s estimated total annual fund operating expenses for Class N, I and Y shares. Also, the Fund’s total annual fund operating expenses for Class Y shares were lower than the Fund’s estimated total annual fund operating expenses for Class N and Class I shares. The Fund has restated the performance of the privately offered fund and of the Class Y shares to reflect the Fund’s expenses of Class N, I and Y shares.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Principal Risks: The Fund uses derivatives to manage its country and currency exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to

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AQR INTERNATIONAL EQUITY FUND

the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

DEFINITIONS:

The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East. You can not invest directly in an index.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

G4 Markets: The currencies of the U.S., U.K., Japan, and the Euro.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

AQR Funds	Annual Report	December 2009	7

Ronen Israel

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

Dear Shareholder:

The Diversified Arbitrage Fund completed a positive first year, returning 8.88% (inception date of January 15, 2009 through December 31, 2009) for the Fund’s Class N Shares. During this same time period, the Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark) returned 0.21%. Based on weekly data, the Fund’s equity market beta relative to the S&P 500 during this period was 0.04.

Financial markets were in disarray at the time of the Fund’s launch in January 2009. Arbitrage strategies were impacted causing securities to trade at significant discounts to fundamental values, and causing substantially similar assets to trade at significantly different prices. Thus, at the beginning of the year, low-risk arbitrage strategies offered expected returns in excess of what is typical, a consequence of the high level of risk aversion following the financial crisis of 2008. Arbitrage markets stabilized steadily throughout 2009, commensurate with stabilization of the entire financial markets. As the arbitrage markets stabilized, spreads and cheapness levels reverted to more normal levels, generating a realized return which was greater than would be achieved in a more normal environment.

By design, the Fund invests in multiple arbitrage strategies, and tactically allocates to various strategies based on relative attractiveness. As displayed in the table below, the Fund substantially altered its weights among arbitrage strategies throughout the year.

LONG POSITIONS BY STRATEGY (AS % OF INVESTMENT IN SECURITIES)
	1/31/09	6/30/09	12/31/09
Convertible Arbitrage	28%	49%	44%
Merger Arbitrage	10%	19%	34%
Dual-Class Arbitrage	14%	10%	12%
Price Pressure	0%	5%	4%
SPACs	37%	10%	1%
Closed-End Fund Arbitrage	11%	5%	2%
Other Arbitrage and Alternative Investment Strategies	0%	2%	3%

Convertible arbitrage has accounted for the largest average strategy weight during the year at 40%, ranging from 28% to 49%. The convertible bond market unraveled during the fall of 2008 when prime brokers reduced the amount of leverage they were willing to provide to convertible arbitrage hedge funds. The prime brokers’ unwillingness to lend was driven by their inability to post convertible bonds as collateral to raise outside capital, a problem that became particularly acute following Lehman’s bankruptcy. As a result, prime brokers increased margin requirements which effectively forced many convertible funds to reduce leverage by selling bonds. This forced selling resulted in a cheapening of bonds relative to fundamental values on a scale that had not been observed historically.1 Given their high level of attractiveness, the Fund immediately allocated a substantial portion of the investment portfolio to convertible bonds. The Fund’s peak allocation to convertibles reached nearly 50% of the total investment portfolio. This tactical allocation paid off. Throughout 2009, prime brokerage financing

1AQR/CNH	Proprietary data

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AQR DIVERSIFIED ARBITRAGE FUND

stabilized, allowing convertible funds to become active purchasers. In addition, corporate issuers recognized the opportunity to retire debt at less than par by buying bonds in the secondary market. As a result, convertible prices rebounded–convertible arbitrage was the Fund’s strongest contributor accounting for roughly 65% of the Fund’s 2009 return. It is important to note that the Fund’s investment in a convertible bond is based on the cheapness of the bond relative to its fundamental value rather than on a view about the underlying stock price. To capture the bond’s cheapness, equity risk can be hedged by shorting the stock of the underlying issuer. In addition, portfolio hedges are used to reduce systematic credit and interest rate risks.

Merger arbitrage, a well-known arbitrage strategy like convertible arbitrage, involves the purchase of shares of firms that are targets in announced mergers or reorganizations. For a merger where the consideration is the acquirer’s stock, the Fund seeks to hedge market exposure by shorting the stock of the acquiring company in an amount based on the merger agreement between the two firms. Merger arbitrage is especially attractive when deal spreads (the percentage difference between the consideration offered by the acquiring firm and the stock price of the target firm) are wide and when merger activity is high. While deal spreads were relatively wide at the beginning of 2009 due to the tremendous uncertainty in the economy, deal flow was anemic as potential acquirers were hesitant to pursue acquisitions in an unstable market. Consequently the Fund allocated a small amount of capital to merger arbitrage at the beginning of the year. As deal flow increased through 2009, the Fund increased its allocation and by year-end, 34% of the investment portfolio was allocated to merger arbitrage. Roughly 25% of the Fund’s return came from its investment in merger arbitrage benefiting from the fact that mergers closed on time during the year, failures did not cause large losses, and some target holdings received higher bids.

Special Purpose Acquisition Companies (SPACs) also contributed positively to the Fund, accounting for nearly 13% of the 2009 return. SPACs are corporations that raise cash through an initial public offering and place the cash in a trust, typically invested in Treasury bills that can be used to acquire an operating company. If the SPAC fails to complete an acquisition by a pre-determined date, proceeds from the IPO that are held in trust are returned to stock holders. Moreover, even if a sufficient number of stock holders approve the proposed acquisition, opposing stock holders can elect to exchange their shares for a pro-rata portion of the trust. Thus, downside risk is extremely low for the investor who holds the SPAC to maturity. Despite their low risk, SPACs, similar to convertible bonds, were hit hard by hedge fund delevering during the financial crisis of 2008. By simply buying SPAC shares in the secondary market and redeeming those shares for a pro-rata portion of the trust account, investors could earn returns that, in some cases, reached double digits. Given the high risk-adjusted yields, the SPAC strategy received the largest allocation of capital at the beginning of 2009. As financial markets stabilized in 2009 and SPAC yields declined to more normal levels, the Fund steadily reduced its exposure to this asset class. By year end, the allocated weight dropped to only 1% due to low yields and a dormant new-issue market.

The three strategies described above accounted for roughly 80% of the capital allocated in the Fund and all of the return to the Fund in 2009. None of the other strategies such as dual-class arbitrage or closed-end-fund arbitrage contributed materially, either positive or negative, to the Fund’s annual return. However, one strategy that did not perform well in the fourth quarter was Price Pressure. The Price Pressure strategy is designed to profit by providing liquidity to groups of investors that simultaneously initiate trades in a particular direction (i.e. either buy or sell) and where there are no natural investors willing to take the other side. These situations often result from corporate actions that induce trading on pre-specified days resulting in temporary price movements. Through the end of September, the Price Pressure strategy had contributed +0.9% to the Fund’s return. However, in October, Price Pressure contributed -1.4%. This was followed by a -0.5% contribution in November, generating the worst two-month return that we have experienced in the strategy (although well-within the distribution of expected returns based on large-sample historical analysis). The Price Pressure strategy rebounded in December and ended the year with an annual contribution of -0.6% to the Fund, a reasonably small loss given the magnitude of the October and November returns.

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Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

Looking forward for 2010, we are optimistic on several fronts. While convertible bonds richened substantially during 2009, they remain systematically cheap. Furthermore, there currently exists a high level of dispersion in cheapness which will allow the Fund to profit from bond selection. Note, however, that we expect to reduce the weight in convertible arbitrage during the year as convertibles continue richening to fair value. With respect to merger arbitrage, the conventional wisdom is that deal flow will improve considerably in 2010 as a result of higher business confidence amidst a rebounding economy. We expect that most new deals will be strategic in nature as firms and industries are forced to restructure in response to the recent upheaval in the economy. An appealing attribute of strategic mergers is that, unlike financing-contingent deals, strategic mergers are less susceptible to termination caused by broad market downturns. We also expect to see several short-term credit investment opportunities as well as opportunities to invest in securities issued by firms raising capital in the convertible and equity markets.

Overall, we believe the Fund had a strong first year. Arbitrage opportunities were plentiful and the Fund successfully allocated capital from one strategy to the next throughout the year. The Fund tries to generate returns that are typically uncorrelated with traditional asset classes, thereby enhancing the typical investor’s portfolio. Investor confidence in our approach was high as the Fund ended its first year with net assets of $239 million. For 2010, there are several arbitrage and alternative investment opportunities for the Fund to deploy capital with the intention of generating a 2010 return substantially greater than the Treasury Bill Index benchmark return.

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2009 AQR DIVERSIFIED ARBITRAGE FUND

	1 Year	3 Year	5 Year	Since Inception (1/15/2009)
Fund - Class N: ADANX	–	–	–	8.88%
Fund - Class I: ADAIX	–	–	–	9.24%
Merrill Lynch 3-Month T-Bill Index	–	–	–	0.21%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the Class N/I shares are expected to be 2.23%/1.93%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2009	10

Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

AQR DIVERSIFIED ARBITRAGE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/15/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Principal Risks: This Fund has the risk that the anticipated arbitrage opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. This Fund is not suitable for all Investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. The use of derivatives exposes the Funds to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

DEFINITIONS:

Arbitrage: The simultaneous purchase and sale of an asset or two related assets in order to profit from a difference in price.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Cheapness: A measure of the discount of a security’s price relative to the fundamental value of the security.

Convertible Bonds: Fixed-income securities that are convertible into common stock.

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Shareholder Letter

AQR DIVERSIFIED ARBITRAGE FUND

De-Levering: A process by which a portfolio decreases its notional exposure to the market due to a decrease in available debt capital.

Dual-Class Arbitrage: An investment strategy wherein one simultaneously purchases and sells different share classes of the same company, seeking to profit from a price convergence.

Richness: A measure of the premium of a security’s price relative to the fundamental value of the security.

Spread: The percentage difference in price between two related securities.

S&P 500 Index: An Index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2009	12

Shareholder Letter

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

The AQR Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

From the Fund’s inception on July 9, 2009 to December 31, 2009, the Fund returned 25.58%. The major driver of the Fund’s performance was the overall performance of large and mid-cap US equity markets, as measured by the Russell 1000® Index of large and mid-cap stocks, which rose by 28.26%. Compared to this broad universe, the Fund under-performed by 2.69%. Most of the underperformance was driven by stock momentum, meaning that within a given sector, stocks with poor momentum outperformed those with strong momentum. Sector momentum (i.e. the sector over and under-weights implied by the momentum style) also detracted from performance, but to a lesser extent.

While the momentum style underperformed during the period in question, the benefits of investing in the momentum style need to be judged over the course of one or more business cycles, based both on the Fund’s return and its ability to provide diversification relative to the more traditional value and growth investment styles.

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2009 AQR MOMENTUM FUND
	1 Year	3 Year	5 Year	Since Inception (7/9/2009)
Fund - Class L: AMOMX	–	–	–	25.58%
Russell 1000® Index	–	–	–	28.26%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the is expected to be 0.73%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

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Shareholder Letter

AQR MOMENTUM FUND

AQR MOMENTUM FUND VS. RUSSELL 1000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Principal Risks: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy generally will suffer. This Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Funds invest, as well as economic, political or social events in the United States or abroad. An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus, will incur a higher level of brokerage fees and commissions, and cause a higher level of tax liability to shareholders in the Funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

Definitions: The Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2009	14

Shareholder Letter

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Dear Shareholder:

The AQR Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th smallest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

From the Fund’s inception on July 9, 2009 to December 31, 2009, the Fund returned 21.24%. The major driver of the Fund’s performance was the overall performance of small-cap U.S equity markets, as measured by the Russell 2000® Index of small-cap stocks, which rose by 31.37%. Compared to this broad universe, the Fund under-performed by 10.12%. Most of the underperformance was driven by stock momentum, meaning that within a given sector, stocks with poor momentum outperformed those with strong momentum. Sector momentum (i.e. the sector over and under-weights implied by the momentum style) also detracted from performance, but to a lesser extent.

While the momentum style underperformed during the period in question, the benefits of investing in the momentum style need to be judged over the course of one or more business cycles, based both on the Fund’s return and its ability to provide diversification relative to the more traditional value and growth investment styles.

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2009 AQR SMALL CAP MOMENTUM FUND
	1 Year	3 Year	5 Year	Since Inception (7/9/2009)
Fund—Class L: ASMOX	–	–	–	21.24%
Russell 2000® Index	–	–	–	31.37%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 1% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest Prospectus, the gross expense ratios for the is expected to be 0.85%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2009	15

Shareholder Letter

AQR SMALL CAP MOMENTUM FUND

AQR SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Principal Risks: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy generally will suffer. Funds that emphasize investments in smaller companies generally will experience greater price volatility. This Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus, will incur a higher level of brokerage fees and commissions, and cause a higher level of tax liability to shareholders in the Funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

AQR Funds	Annual Report	December 2009	16

Shareholder Letter

AQR SMALL CAP MOMENTUM FUND

Definitions: The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2009	17

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Shareholder Letter

AQR INTERNATIONAL MOMENTUM FUND

Dear Shareholder:

The AQR International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of the top 85% of stocks by market capitalization of each of the 19 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

From the Fund’s inception on July 9, 2009 to December 31, 2009, the Fund returned 23.08%. The major driver of the Fund’s performance was the overall performance of international developed country equity markets, as measured by the MSCI World ex-USA Index, which rose by 26.97%. Compared to this broad universe, the Fund under-performed by 3.89%. Most of the underperformance was driven by stock momentum, meaning that within a given sector, stocks with poor momentum outperformed those with strong momentum. Sector and country momentum (i.e. the sector and country over and under-weights implied by the momentum style) also detracted from performance, but to a lesser extent.

While the momentum style underperformed during the period in question, the benefits of investing in the momentum style need to be judged over the course of one or more business cycles, based both on the Fund’s return and its ability to provide diversification relative to the more traditional value and growth investment styles.

SINCE INCEPTION TOTAL RETURNS AS OF 12/31/2009 AQR INTERNATIONAL MOMENTUM FUND
	1 Year	3 Year	5 Year	Since Inception (7/9/2009)
Fund - Class L: AIMOX	–	–	–	23.08%
MSCI World ex-USA Index	–	–	–	26.97%

Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund generally charges 2% of redemption proceeds on shares held for 60 days or less. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratios for the is expected to be 0.92%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2009	18

Shareholder Letter

AQR INTERNATIONAL MOMENTUM FUND

AQR INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD EX-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Principal Risks: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund using a momentum strategy generally will suffer. Foreign investing involves special risks such as currency fluctuations and political uncertainty. This Fund is not suitable for all investors.

An investment in any of the AQR Funds involves risk, including loss of principal. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds are subject to high portfolio turnover risk as a result of frequent trading, and thus, will incur a higher level of brokerage fees and commissions, and cause a higher level of tax liability to shareholders in the Funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness is a registered representative of ALPS Distributors, Inc.

AQR Funds	Annual Report	December 2009	19

Shareholder Letter

AQR INTERNATIONAL MOMENTUM FUND

Definitions: The MSCI World ex-USA Index is a market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region, excluding the U.S.A. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2009	20

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 79.1%	SHARES	VALUE (Note 2)
Australia - 6.7%
AGL Energy Ltd.	2,943	$36,991
Amcor Ltd.	135,964	756,957
AMP Ltd.	107,632	650,132
Ansell Ltd.	20,714	202,176
Asciano Group †	233,226	377,573
ASX Ltd.	3,473	108,276
Australia & New Zealand Banking Group Ltd.	58,165	1,185,310
AWB Ltd.	183,073	184,688
BHP Billiton Ltd.	115,822	4,432,116
Billabong International Ltd.	10,448	102,225
Bluescope Steel Ltd.	229,219	631,583
Boral Ltd.	53,520	284,075
Caltex Australia Ltd. †	36,251	301,551
CFS Retail Property Trust REIT	69,740	118,751
Challenger Financial Services Group Ltd.	52,749	198,544
Commonwealth Bank of Australia	63,327	3,091,737
Computershare Ltd.	7,774	79,540
David Jones Ltd.	41,608	200,188
Dexus Property Group REIT	136,404	103,486
Downer EDI Ltd.	6,619	55,123
Energy Resources of Australia Ltd.	5,935	126,656
Felix Resources Ltd. †*(a)(e)	592	43
Flight Centre Ltd.	10,987	180,684
Goodman Group REIT	193,631	109,546
GPT Group REIT †	143,427	77,072
MAp Group	174,269	471,686
Macquarie Group Ltd.	6,383	273,487
Macquarie Infrastructure Group	25,619	30,513
Metcash Ltd.	63,748	255,614
Mirvac Group REIT	88,938	124,091
National Australia Bank Ltd.	99,256	2,422,246
Newcrest Mining Ltd.	16,024	507,555
Orica Ltd.	6,777	157,565
Origin Energy Ltd.	33,140	498,600
Ramsay Health Care Ltd.	4,025	39,198
Rio Tinto Ltd.	10,793	720,483
Santos Ltd.	36,866	464,310
Sigma Pharmaceuticals Ltd.	173,386	153,759
Sims Metal Management Ltd.	1,860	36,444
SP Ausnet	81,737	67,078
Stockland REIT	58,884	207,460
Suncorp-Metway Ltd.	54,810	424,335
TABCORP Holdings Ltd.	55,304	343,124
Tatts Group Ltd.	267,448	583,459
Telstra Corp Ltd.	325,979	1,002,180
Toll Holdings Ltd.	27,252	212,810
Transurban Group	37,755	186,852
Wesfarmers Ltd.	38,906	1,087,609
Wesfarmers Ltd. Price Protected Shares	1,765	49,282
West Australian Newspapers Holdings Ltd.	9,379	67,776
Westfield Group REIT	68,093	762,087
Westpac Banking Corp.	76,995	1,739,217
Woodside Petroleum Ltd.	2,736	115,383
Woolworths Ltd.	14,209	356,373

		26,955,599

Belgium - 0.6%
Anheuser-Busch InBev NV	24,874	1,287,655
Bekaert NV	1,129	174,240

	SHARES	VALUE (Note 2)
Belgium - 0.6% (continued)
Delhaize Group	4,715	$360,694
Groupe Bruxelles Lambert SA	2,641	249,378
Solvay SA Class A	3,613	389,103

		2,461,070

China - 0.0% (b)
Foxconn International Holdings Ltd. †	69,406	79,901

Denmark - 1.1%
Carlsberg A/S Class B	16,514	1,215,672
Danisco A/S	2,919	194,754
Danske Bank A/S †	58,094	1,304,176
H. Lundbeck A/S	17,986	324,956
Novo Nordisk A/S Class B	20,876	1,332,760

		4,372,318

Finland - 0.8%
Elisa Oyj Class A	9,069	206,994
Fortum Oyj	2,410	65,382
Metso Oyj	29,568	1,040,065
Sampo Oyj - A Shares	24,205	589,633
Stora Enso Oyj - R Shares †	44,418	311,539
Tieto Oyj	14,130	293,589
UPM-Kymmene Oyj	74,955	891,125

		3,398,327

France - 7.8%
Atos Origin SA †	5,536	253,624
BNP Paribas	12,976	1,029,230
Bourbon SA	5,276	198,156
Bouygues SA	29,915	1,549,544
Christian Dior SA	8,324	853,041
CNP Assurances	9,393	909,574
Compagnie de Saint-Gobain	15,104	819,336
Compagnie Generale des Etablissements Michelin Class B	20,766	1,590,442
Credit Agricole SA	36,854	646,782
France Telecom SA	11,393	284,691
GDF Suez	11,715	507,505
Klepierre	3,675	148,893
Lagardere SCA	10,910	441,697
Legrand SA	6,433	179,041
LVMH Moet Hennessy Louis Vuitton SA	9,659	1,083,041
M6 Metropole Television	11,236	287,577
PSA Peugot Citroen †	16,176	543,796
PPR	10,988	1,318,944
Publicis Groupe	24,422	993,001
Sanofi-Aventis	45,637	3,589,020
Schneider Electric SA	16,492	1,917,566
SCOR SE	36,520	917,456
Societe BIC SA	6,242	431,229
Societe Generale	24,185	1,680,371
Technip SA	3,909	275,024
Teleperformance	3,651	118,463
Total SA	60,684	3,897,726
Unibail-Rodamco SE	3,619	795,021
Valeo SA †	4,783	167,405
Vallourec SA	6,797	1,229,703
Vinci SA	11,314	636,650
Vivendi	73,040	2,167,806

		31,461,355

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	21

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Germany - 7.4%
Allianz SE	21,131	$2,619,397
BASF SE	38,133	2,360,076
Bayer AG	21,664	1,733,629
Daimler AG	30,620	1,630,931
Deutsche Bank AG	20,985	1,483,848
Deutsche Boerse AG	5,256	435,247
Deutsche Lufthansa AG	57,556	971,874
Deutsche Post AG	100,719	1,946,574
Deutsche Telekom AG	33,425	490,338
E.ON AG	40,607	1,704,439
Hannover Rueckversicherung AG †	42,846	2,001,779
Hochtief AG	8,039	613,109
Infineon Technologies AG †	123,802	688,757
MTU Aero Engines Holding AG	22,559	1,227,762
Muenchener Rueckversicherungs-Gesellschaft AG	12,005	1,869,894
RWE AG	19,773	1,918,817
Salzgitter AG	8,551	837,900
Siemens AG	27,612	2,533,976
Software AG	3,266	355,922
Suedzucker AG	13,831	288,175
ThyssenKrupp AG	31,492	1,183,855
Tognum AG	423	7,002
Volkswagen AG	2,843	268,172
Volkswagen AG Preferred Shares	2,126	235,556
Wincor Nixdorf AG	4,291	293,886

		29,700,915

Hong Kong - 1.8%
ASM Pacific Technology Ltd.	6,404	60,548
BOC Hong Kong Holdings Ltd.	216,553	486,524
Cheung Kong Holdings Ltd.	54,278	697,482
Cheung Kong Infrastructure Holdings Ltd.	14,827	56,382
Chinese Estates Holdings Ltd.	63,869	108,822
CLP Holdings Ltd.	76,509	517,780
Esprit Holdings Ltd.	1,528	10,138
Hang Lung Group Ltd.	21,276	105,221
Hang Seng Bank Ltd.	21,988	323,487
Henderson Land Development Co., Ltd.	40,333	301,398
Hong Kong and China Gas Co., Ltd.	168,813	423,409
Hong Kong Exchanges & Clearing Ltd.	28,854	513,382
Hopewell Holdings Ltd.	73,762	237,825
Hutchison Whampoa Ltd.	45,832	313,576
Hysan Development Co., Ltd.	25,616	72,495
Industrial and Commercial Bank of China Ltd.	55,918	121,118
Li & Fung Ltd.	55,668	230,156
Link REIT	60,382	154,078
Mongolia Energy Co., Ltd. †	95,406	48,545
Neo-China Land Group Holdings Ltd. †(a)(e)	6,136	633
New World Development Co., Ltd.	68,896	140,369
Orient Overseas International Ltd.	16,752	77,682
Sun Hung Kai Properties Ltd.	38,046	565,710
Swire Pacific Ltd. Class A	20,530	248,277
Television Broadcasts Ltd.	54,403	261,374
Wharf Holdings Ltd.	128,243	735,988
Wheelock and Co., Ltd.	77,621	236,766
Yue Yuen Industrial Holdings Ltd.	117,109	339,059

		7,388,224

	SHARES	VALUE (Note 2)
Italy - 3.2%
Banca Popolare di Milano Scarl	7,766	$55,176
Enel SpA	278,641	1,613,160
Eni SpA	154,863	3,943,706
Intesa Sanpaolo †	162,062	729,282
Mediaset SpA	140,579	1,155,831
Prysmian SpA	61,779	1,078,365
Telecom Italia SpA	1,312,735	2,047,795
UniCredit SpA †	647,258	2,164,272

		12,787,587

Japan - 15.3%
Alfresa Holdings Corp.	4,267	169,654
ALPS Electric Co., Ltd. †	21,859	128,245
AMADA Co., Ltd.	40,314	252,511
Asahi Glass Co., Ltd.	104,413	993,185
Asics Corp.	40,319	361,858
Astellas Pharma, Inc.	24,897	928,879
Bank of Yokohama Ltd.	39,142	178,467
Canon, Inc.	49,715	2,114,800
Canon Marketing Japan, Inc.	26,406	389,124
Central Glass Co., Ltd.	63,690	243,769
Central Japan Railway Co.	36	240,958
Chubu Electric Power Co., Inc.	15,197	362,533
Circle K Sunkus Co., Ltd.	19,641	242,286
COMSYS Holdings Corp.	68,886	724,657
Cosmo Oil Co., Ltd.	26,030	54,695
Credit Saison Co., Ltd.	36,512	408,910
Dai Nippon Printing Co., Ltd.	53,861	686,735
Daiei, Inc. †	14,331	49,336
Daifuku Co., Ltd.	24,255	155,072
Daito Trust Construction Co., Ltd.	4,687	221,922
Daiwa House Industry Co., Ltd.	295	3,172
Daiwa Securities Group, Inc.	117,723	592,458
Doutor Nichires Holdings Co., Ltd.	12,483	160,787
Dowa Holdings Co., Ltd.	86,818	480,370
East Japan Railway Co.	5,413	342,539
Ebara Corp. †	67,983	293,597
FamilyMart Co., Ltd.	7,557	223,095
Fuji Heavy Industries Ltd. †	24,721	120,795
Fuji Oil Co., Ltd.	7,454	109,209
Fujifilm Holdings Corp.	18,543	560,011
Fujikura Ltd.	114,188	594,765
Fujitsu Ltd.	39,635	257,168
Fukuoka Financial Group, Inc.	75,046	261,535
Funai Electric Co., Ltd.	14,167	711,493
Glory Ltd.	13,003	289,186
Hanwa Co., Ltd.	26,030	94,629
Hitachi Capital Corp.	36,810	447,547
Hitachi Chemical Co., Ltd.	10,589	215,810
Hitachi High-Technologies Corp.	10,806	214,395
Hokuhoku Financial Group, Inc.	76,812	157,052
Honda Motor Co., Ltd.	32,097	1,089,009
HOYA Corp.	21,563	575,355
IBIDEN Co., Ltd.	7,575	271,673
ITOCHU Corp.	121,444	897,079
JFE Holdings, Inc.	7,247	286,466
JGC Corp.	32,936	606,933
JTEKT Corp.	15,270	196,399
Kaken Pharmaceutical Co., Ltd.	47,918	407,134

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	22

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 15.3% (continued)
Kandenko Co., Ltd.	55,894	$353,072
Kaneka Corp.	82,625	526,437
Kansai Electric Power Co., Inc.	9,932	224,131
Kansai Paint Co., Ltd.	91,291	765,058
Kao Corp.	15,185	355,887
Kawasaki Kisen Kaisha Ltd. †	60,933	174,104
KDDI Corp.	160	847,475
Kinden Corp.	10,564	89,516
Kissei Pharmaceutical Co., Ltd.	2,663	52,462
Kobayashi Pharmaceutical Co., Ltd.	4,149	166,248
Komatsu Ltd.	6,685	139,945
KOSE Corp.	11,714	236,842
K’s Holdings Corp.	13,432	403,220
Kyowa Exeo Corp.	20,469	174,165
Lintec Corp.	16,021	322,361
Makita Corp.	7,000	240,436
Marubeni Corp.	52,974	292,627
Matsumotokiyoshi Holdings Co., Ltd.	6,270	138,028
Megmilk Snow Brand Co., Ltd. (f)†	3,433	50,499
Miraca Holdings, Inc.	29,206	803,781
Mitsubishi Corp.	24,402	607,819
Mitsubishi Estate Co., Ltd.	41,020	654,921
Mitsubishi Gas Chemical Co., Inc.	38,324	193,122
Mitsubishi UFJ Financial Group, Inc.	223,991	1,103,331
Mitsui & Co., Ltd.	119,143	1,690,177
Mitsui Chemicals, Inc.	56,211	145,547
Mitsui Engineering & Shipbuilding Co., Ltd.	61,509	148,141
Mitsui Fudosan Co., Ltd.	28,205	476,896
Mitsui O.S.K. Lines Ltd.	42,634	225,221
Mitsumi Electric Co., Ltd.	28,889	510,258
Mizuho Financial Group, Inc.	131,957	237,299
Mizuho Securities Co., Ltd.	43,185	130,676
Mochida Pharmaceutical Co., Ltd.	10,649	95,254
Murata Manufacturing Co., Ltd.	2,946	147,027
Musashino Bank Ltd.	4,258	100,991
NEC Electronics Corp. †	29,585	245,733
NHK Spring Co., Ltd.	53,196	495,299
Nichirei Corp.	33,467	116,187
Nidec Corp.	1,804	166,731
Nintendo Co., Ltd.	1,530	365,421
Nippon Electric Glass Co., Ltd.	77,614	1,068,270
Nippon Mining Holdings, Inc.	116,895	501,690
Nippon Oil Corp.	38,353	177,809
Nippon Telegraph and Telephone Corp.	19,019	751,309
Nipro Corp.	7,505	155,242
Nishi-Nippon City Bank Ltd.	49,737	121,790
Nissan Motor Co., Ltd. †	135,755	1,193,004
Nissan Shatai Co., Ltd.	57,403	512,949
Nisshin Seifun Group, Inc.	12,584	170,060
Nitto Denko Corp.	5,383	193,378
Nomura Holdings, Inc.	57,313	426,218
NTT DoCoMo, Inc.	474	661,461
Okinawa Electric Power Co., Inc.	6,253	333,938
OKUMA Corp.	44,072	230,705
OMRON Corp.	14,937	268,639
ORIX Corp.	3,669	249,801
Osaka Gas Co., Ltd.	99,802	336,361
Point, Inc.	9,541	533,103

	SHARES	VALUE (Note 2)
Japan - 15.3% (continued)
Promise Co., Ltd.	16,933	$129,965
Rengo Co., Ltd.	84,299	501,049
Resona Holdings, Inc.	8,770	89,101
Sankyo Co., Ltd.	3,024	151,422
SBI Holdings, Inc.	600	107,420
Secom Co., Ltd.	2,273	107,962
Seino Holdings Co., Ltd.	81,837	519,459
Seven & I Holdings Co., Ltd.	11,539	235,608
Shimachu Co., Ltd.	3,933	77,513
Shin-Etsu Chemical Co., Ltd.	16,652	940,144
Shinko Electric Industries Co., Ltd.	43,688	635,951
SKY Perfect JSAT Holdings, Inc.	263	104,744
Softbank Corp.	24,284	569,283
Sojitz Corp.	89,062	168,514
Sompo Japan Insurance, Inc.	80,933	521,812
Sony Corp.	27,971	813,167
Stanley Electric Co., Ltd.	40,694	825,411
Sumco Corp.	7,113	125,690
Sumitomo Bakelite Co., Ltd.	110,263	544,568
Sumitomo Electric Industries Ltd.	24,454	304,596
Sumitomo Forestry Co., Ltd.	10,837	81,761
Sumitomo Metal Mining Co., Ltd.	32,758	483,428
Sumitomo Mitsui Financial Group, Inc.	22,036	632,331
Sumitomo Realty & Development Co., Ltd.	17,261	325,844
Sumitomo Trust and Banking Co., Ltd.	27,075	132,939
Taiyo Yuden Co., Ltd.	44,651	578,062
Takara Holdings, Inc.	26,475	152,369
Takeda Pharmaceutical Co., Ltd.	12,281	505,993
TDK Corp.	3,904	238,583
THK Co., Ltd.	13,205	234,823
Toho Gas Co., Ltd.	31,627	168,047
Tokai Rika Co., Ltd.	28,299	641,862
Tokai Rubber Industries, Inc.	5,608	58,086
Tokuyama Corp.	60,920	340,634
Tokyo Electron Ltd.	9,495	609,465
Tokyo Gas Co., Ltd.	54,071	215,832
Tokyo Steel Manufacturing Co., Ltd.	44,345	499,221
Tokyu Land Corp.	26,483	98,375
Toppan Forms Co., Ltd.	7,253	75,640
Toshiba Corp. †	60,341	334,826
Toshiba Tec Corp. †	5,479	20,767
Toyo Seikan Kaisha Ltd.	19,761	301,041
Toyo Suisan Kaisha Ltd.	28,370	654,230
Toyota Auto Body Co., Ltd.	1,857	35,142
Toyota Motor Corp.	77,953	3,286,575
Toyota Tsusho Corp.	17,510	259,105
USS Co., Ltd.	8,644	527,683
West Japan Railway Co.,	82	274,917
Yamaguchi Financial Group, Inc.	7,652	71,031
Yamatake Corp.	4,437	98,628
Yamato Holdings Co., Ltd.	43,160	600,789
Yamato Kogyo Co., Ltd.	5,137	167,956
Yokogawa Electric Corp.	33,711	297,721
Yokohama Rubber Co., Ltd.	12,719	56,228

		61,998,642

Luxembourg - 0.3%
ArcelorMittal	28,352	1,295,863

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	23

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Netherlands - 3.1%
Akzo Nobel NV	6,944	$460,491
Corio NV	2,174	148,114
CSM	10,279	269,995
ING Groep NV †	67,777	652,718
James Hardie Industries NV	8,198	62,356
Koninklijke Ahold NV	60,088	796,086
Koninklijke DSM NV	9,593	471,337
Koninklijke (Royal) Philips Electronics NV	25,505	753,910
Randstad Holding NV †	9,403	467,868
Royal Dutch Shell PLC Class A	117,869	3,566,737
Royal Dutch Shell PLC Class B	98,748	2,875,854
Unilever NV	59,667	1,941,968

		12,467,434

New Zealand - 0.0% (b)
Telecom Corp. of New Zealand Ltd.	78,357	141,316

Singapore - 1.1%
Ascendas REIT	49,637	77,920
CapitaMall Trust REIT	71,994	91,891
ComfortDelGro Corp., Ltd.	129,356	150,466
Creative Technology Ltd.	6	28
DBS Group Holdings Ltd.	56,128	610,166
Haw Par Corp., Ltd.	7,960	32,790
Jardine Cycle & Carriage Ltd.	20,066	383,118
Keppel Corp., Ltd.	77,571	451,862
Oversea-Chinese Banking Corp., Ltd.	90,479	582,607
Pacific Century Regional Developments Ltd.	45,410	5,820
SembCorp Industries Ltd.	32,017	83,661
SembCorp Marine Ltd.	51,142	133,438
Singapore Exchange Ltd.	21,472	126,431
Singapore Technologies Engineering Ltd.	44,265	101,879
Singapore Telecommunications Ltd.	231,524	509,959
StarHub Ltd.	1,988	3,036
United Overseas Bank Ltd.	48,097	669,499
Yangzijiang Shipbuilding Holdings Ltd.	525,319	448,687

		4,463,258

Spain - 4.7%
Almirall SA	11,258	147,366
Banco Bilbao Vizcaya Argentaria SA	173,991	3,170,987
Banco Espanol de Credito SA	32,402	396,928
Banco Santander SA	6,735	111,039
Banco Santander SA	380,220	6,283,004
Endesa SA	74,446	2,567,355
Repsol YPF SA	34,941	937,627
Tecnicas Reunidas SA	20,264	1,165,382
Telefonica SA	152,986	4,281,928

		19,061,616

Sweden - 3.2%
Atlas Copco AB A Shares	25,813	379,448
Boliden AB	3,468	44,440
Electrolux AB Class B †	104,600	2,458,013
Hennes & Mauritz AB B Shares	12,776	708,260
Investor AB B Shares	19,364	358,666
Nordea Bank AB	221,074	2,239,923
Skanska AB B Shares	59,389	1,007,716
Svenska Cellulosa AB B Shares	93,410	1,245,409
Svenska Handelsbanken AB A Shares	40,770	1,161,530

	SHARES	VALUE (Note 2)
Sweden - 3.2% (continued)
Tele2 AB B Shares	65,958	$1,013,200
Telefonaktiebolaget LM Ericsson B Shares	240,296	2,212,177

		12,828,782

Switzerland - 6.6%
ABB Ltd. †	105,764	2,038,001
Adecco SA	9,399	518,496
Baloise Holding AG	4,507	374,203
Compagnie Financiere Richemont SA Class A	29,763	1,000,836
Credit Suisse Group AG	42,274	2,094,312
Helvetia Holding AG	113	34,996
Nestle SA	133,451	6,476,862
Novartis AG	111,208	6,072,986
Roche Holding AG - Genusschein	28,267	4,834,021
Schindler Holding AG	11,162	854,676
Sulzer AG	5,717	448,498
Swiss Life Holding AG †	5,123	651,832
Swisscom AG	1,003	383,058
UBS AG †	30,705	478,145
Zurich Financial Services AG	2,191	479,005

		26,739,927

United Kingdom - 15.4%
AMEC PLC	53,664	683,704
Anglo American PLC †	13,549	586,773
AstraZeneca PLC	56,368	2,649,135
Aviva PLC	299,570	1,905,606
BAE Systems PLC	174,702	1,011,117
Barclays PLC	487,635	2,148,740
BBA Aviation PLC	108,596	286,392
BG Group PLC	34,020	614,274
BHP Billiton PLC	61,575	1,963,007
BP PLC	723,905	6,990,141
Brit Insurance Holdings NV	245,744	776,100
British American Tobacco PLC	45,784	1,486,298
British Land Co. PLC REIT	25,597	197,106
Cadbury PLC	27,670	355,769
Charter International PLC	26,871	311,282
Daily Mail and General Trust PLC	90,114	605,662
Electrocomponents PLC	131,896	343,167
Eurasian Natural Resources Corp.	74,018	1,084,179
GlaxoSmithKline PLC	134,876	2,860,160
Hays PLC	236,406	395,323
Hiscox Ltd.	97,912	498,941
HMV Group PLC	17,621	26,371
Home Retail Group PLC	182,171	826,230
HSBC Holdings PLC	481,886	5,497,510
IMI PLC	66,352	553,462
Imperial Tobacco Group PLC	47,025	1,483,512
International Personal Finance PLC	181,723	608,345
International Power PLC	118,214	589,047
Invensys PLC	44,061	211,969
Investec PLC	94,916	648,533
J Sainsbury PLC	223,129	1,163,433
Johnson Matthey PLC	12,856	317,137
Kazakhmys PLC †	30,049	636,242
Kesa Electricals PLC	216,361	519,761
Kingfisher PLC	361,934	1,332,352

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	24

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
United Kingdom - 15.4% (continued)
Land Securities Group PLC REIT	21,145	$232,734
Lloyds Banking Group PLC †	199,736	160,703
Logica PLC	140,461	256,988
Mondi PLC	165,619	888,549
Old Mutual PLC †	309,400	541,819
Pearson PLC	85,224	1,221,937
Persimmon PLC †	74,600	564,103
Petrofac Ltd.	62,674	1,049,157
Prudential PLC	50,509	517,022
Rio Tinto PLC	38,504	2,079,088
Rolls-Royce Group PLC †	83,181	647,765
Rolls-Royce Group-C Shares †(a)	4,990,860	8,061
Royal Bank of Scotland Group PLC †	292,392	135,731
SEGRO PLC REIT	43,322	240,297
Smiths News PLC	4,237	7,371
Sports Direct International PLC	4,364	6,873
Standard Chartered PLC	53,055	1,339,419
Tesco PLC	162,045	1,117,912
Unilever PLC	71,598	2,295,096
Vodafone Group PLC	1,870,535	4,331,612
WH Smith PLC	60,503	481,322
William Morrison Supermarkets PLC	195,304	871,374
Wolseley PLC †	28,280	566,076
WS Atkins PLC	48,341	476,141

		62,203,930

TOTAL COMMON STOCKS (cost $285,668,925)		319,806,064

RIGHTS - 0.0% (b)
Australia - 0.0% (b)
Woodside Petroleum †(a)	228	—

Netherlands - 0.0% (b)
Fortis †(a)	142,993	—

TOTAL RIGHTS (cost $0)		—

MONEY MARKET FUND - 16.6%
Dreyfus Institutional Cash Advance 99 - Institutional Class, 0.28% (c)(g) (cost $67,189,097)	67,189,097	67,189,097

OTHER INVESTMENTS - 0.0%
Commercial Paper - 0.0% (b)	PAR VALUE
Lehman Commercial Paper, Inc., 0.0% † (a)(e)(cost $453,006)	$453,006	88,336

TOTAL INVESTMENTS - 95.7% (cost $353,311,028)		387,083,497

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.3% (d)		17,429,433

NET ASSETS - 100.0%		$404,512,930

INDUSTRY	VALUE	% OF NET ASSETS
Automobile & Components	$12,750,662	3.1%
Banks	44,572,582	11.0
Capital Goods	33,399,221	8.3
Commercial & Professional Services	3,332,981	0.8
Consumer Durables & Apparel	8,760,456	2.2
Consumer Services	1,268,054	0.3
Diversified Financials	10,728,127	2.7
Energy	28,486,771	7.0
Food & Staples Retailing	7,082,081	1.7
Food, Beverage & Tobacco	18,548,311	4.6
Health Care Equipment & Services	1,523,810	0.4
Household & Personal Products	758,977	0.2
Insurance	16,283,537	4.0
Materials	31,541,834	7.8
Media	7,307,404	1.8
Pharmaceuticals, Biotechnology & Life Sciences	25,533,753	6.3
Real Estate	8,820,664	2.2
Retailing	8,031,061	2.0
Semiconductors & Semiconductor Equipment	2,366,144	0.6
Software & Services	1,605,083	0.4
Technology Hardware & Equipment	10,780,317	2.7
Telecommunication Services	17,525,636	4.3
Transportation	7,090,410	1.8
Utilities	11,708,188	2.9
Short Term Securities	67,189,097	16.6
Other investments	88,336	—

Total Investments	387,083,497	95.7
Other Assets in Excess of Liabilities	17,429,433	4.3

Net Assets	$404,512,930	100.0%

†	Non-income producing security.
*	Restricted security.
(a)	Security fair valued at December 31, 2009.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven–day yield as of December 31, 2009.
(d)	Includes appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.
(e)	Level 3 security (See Note 4).
(f)	Level 1 security (See Note 4).
(g)	A portion of the security is pledged as collateral at December 31, 2009.

All securities are Level 2, unless noted otherwise in parentheses.

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	25

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

Open futures contracts outstanding at December 31, 2009:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Long Positions:
395	Amsterdam Index	January 2010	$36,894,197	$37,995,470	$1,101,273
291	CAC40 10 EURO	January 2010	16,104,113	16,442,457	338,344
371	FTSE 100 Index	March 2010	31,565,081	32,128,125	563,044
248	FTSE/MIB Index	March 2010	40,414,255	41,387,846	973,591
104	IBEX 35 Index	January 2010	17,451,781	17,777,370	325,589
23	MSCI SING Index	January 2010	1,112,826	1,144,393	31,567
					3,333,408
Short Positions:
75	DAX INDEX	March 2010	(15,606,092)	(16,018,554)	(412,462)
47	HANG SENG Index	January 2010	(6,440,400)	(6,645,310)	(204,910)
319	OMXS30 Index	January 2010	(4,241,792)	(4,246,853)	(5,061)
237	SPI 200	March 2010	(24,751,655)	(25,966,581)	(1,214,926)
188	TOPIX INDEX	March 2010	(18,082,295)	(18,258,013)	(175,718)
					(2,013,077)
					$1,320,331

Cash held as collateral with broker for futures contracts was $14,159,067 at December 31, 2009.

Forward foreign currency exchange contracts outstanding as of December 31, 2009:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/17/10	The Royal Bank of Scotland	AUD	62,284,100	$56,589,087	$55,506,107	$(1,082,980)
British Pound, Expiring 03/17/10	The Royal Bank of Scotland	GBP	11,882,300	19,243,601	19,183,276	(60,325)
Danish Krone, Expiring 03/17/10	The Royal Bank of Scotland	DKK	3,933,000	775,927	756,975	(18,952)
Euro, Expiring 03/17/10	The Royal Bank of Scotland	EUR	6,743,000	9,919,577	9,665,286	(254,291)
Hong Kong Dollar, Expiring 03/17/10	The Royal Bank of Scotland	HKD	20,433,000	2,638,344	2,636,729	(1,615)
Japanese Yen, Expiring 03/17/10	The Royal Bank of Scotland	JPY	1,405,385,800	16,031,634	15,095,658	(935,976)
Norwegian Krone, Expiring 03/17/10	The Royal Bank of Scotland	NOK	242,641,000	42,606,181	41,761,564	(844,617)
Singapore Dollar, Expiring 03/17/10	The Royal Bank of Scotland	SGD	2,112,300	1,515,958	1,502,325	(13,633)
Swedish Krona, Expiring 03/17/10	The Royal Bank of Scotland	SEK	41,793,000	5,917,652	5,843,773	(73,879)
Swiss Franc, Expiring 03/17/10	The Royal Bank of Scotland	CHF	9,734,200	9,630,542	9,414,509	(216,033)
				$164,868,503	$161,366,202	$(3,502,301)

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	26

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/17/10	The Royal Bank of Scotland	AUD	(6,062,000)	$(5,495,082)	$(5,402,310)	$92,772
British Pound, Expiring 03/17/10	The Royal Bank of Scotland	GBP	(3,879,000)	(6,317,622)	(6,262,418)	55,204
Danish Krone, Expiring 03/17/10	The Royal Bank of Scotland	DKK	(8,631,000)	(1,744,239)	(1,661,189)	83,050
Euro, Expiring 03/17/10	The Royal Bank of Scotland	EUR	(33,670,600)	(49,897,920)	(48,262,790)	1,635,130
Hong Kong Dollar, Expiring 03/17/10	The Royal Bank of Scotland	HKD	(5,362,000)	(692,613)	(691,927)	686
Japanese Yen, Expiring 03/17/10	The Royal Bank of Scotland	JPY	(1,006,989,000)	(11,233,052)	(10,816,362)	416,690
Norwegian Krone, Expiring 03/17/10	The Royal Bank of Scotland	NOK	(12,725,000)	(2,251,835)	(2,190,132)	61,703
Swedish Krona, Expiring 03/17/10	The Royal Bank of Scotland	SEK	(60,783,000)	(8,780,183)	(8,499,080)	281,103
Swiss Franc, Expiring 03/17/10	The Royal Bank of Scotland	CHF	(5,207,000)	(5,137,479)	(5,035,991)	101,488
				(91,550,025)	(88,822,199)	2,727,826
				$73,318,478	$72,544,003	$(774,475)

AUD - Australian Dollar

GBP - British Pound

DKK - Danish Krone

EUR - Euro

HKD - Hong Kong Dollar

JPY - Japanese Yen

SGD - Singapore Dollar

SEK - Swedish Krona

NOK - Norwegain Krone

CHF - Swiss Franc

Money market fund investment is pledged at the broker for forward foreign currency exchange contracts of $1,670,000 at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	27

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 123.0%	SHARES	VALUE (Note 2)
COMMON STOCKS - 56.0%

Automobiles & Components - 0.2%
Westport Innovations, Inc. †(Canada)	32,025	$370,850

Banks - 2.1%
Bar Harbor Bankshares †	612	16,799
Eagle Bancorp, Inc. †	8,553	89,550
First Chester County Corp.	65,556	599,837
First Keystone Financial, Inc. †	17,055	198,350
Harleysville National Corp.	387,385	2,494,760
Metro Bancorp, Inc. †	63,358	796,410
Zions Bancorporation	65,541	840,891

		5,036,597

Capital Goods - 1.4%
GenCorp, Inc. †	153,793	1,076,551
Genesis Lease Ltd. ADS (Ireland)	188,373	1,682,171
Hubbell, Inc. Class A	2,194	99,388
Quanta Services, Inc. †	1	21
Roper Industries Inc.	3,600	188,532
Rush Enterprises Inc Class B †	1,000	10,500
Sterling Construction Co. †	3,132	60,072
SunPower Corp. Class B †	5,700	119,415

		3,236,650

Commercial & Professional Services - 3.0%
ICF International, Inc. †	7,848	210,326
ICT Group, Inc. †	160,711	2,624,411
MPS Group, Inc. †	158,084	2,172,074
Waste Services, Inc. †	249,645	2,274,266

		7,281,077

Consumer Durables - 2.2%
Black & Decker Corp.	45,723	2,964,222
FGX International Holdings Ltd. †	11,837	231,887
G-III Apparel Group Ltd. †	1,080	23,404
Lennar Corp. Class B	204,766	2,014,897

		5,234,410

Consumer Services - 2.7%
Carnival Corp. † (United Kingdom)	116,142	3,680,540
Interstate Hotels & Resorts, Inc. †	280,900	617,980
Landry’s Seafood Restaurants, Inc. †	15,609	332,316
Lincoln Educational Services Corp. †	720	15,602
Rubio’s Restaurants, Inc. †	44,838	323,282
VCG Holding Corp. †	34,604	71,976
Youbet.com. Inc. †	480,762	1,379,787

		6,421,483

Diversified Financials - 2.1%
Allied Capital Corp. †	697,150	2,516,711
Cowen Group, Inc. Class A†	38,556	228,252
Financial Federal Corp.	69,458	1,910,095
Janus Capital Group, Inc.	2,500	33,625
NASDAQ OMX Group, Inc. †	25	496
Sapphire Industrials Corp. †	25,025	251,251
SWS Group, Inc.	11,900	143,990

		5,084,420

	SHARES	VALUE (Note 2)
Energy - 5.1%
American Oil & Gas, Inc. †	133,006	$558,625
BJ Services Co.	141,800	2,637,480
Crimson Exploration Inc. †	2,376	10,407
Encore Acquisition Co. †	63,317	3,040,482
Geokinetics, Inc. †	12,384	119,134
Royal Dutch Shell PLC ADR (Netherlands)	74,100	4,307,434
SinoEnergy Corp. †	186,385	342,948
XTO Energy, Inc.	25,076	1,166,786

		12,183,296

Food & Staples Retailing - 1.2%
Diedrich Coffee, Inc. †	83,900	2,923,915

Food, Beverage & Tobacco - 4.0%
Companhia de Bebidas das Americas Class A ADR (a) (Brazil)	30,000	2,590,500
Embotelladora Andina SA ADR Preferred Shares (Chile)	10,000	169,500
Pepsi Bottling Group, Inc.	90,132	3,379,950
PepsiAmericas, Inc.	119,976	3,510,498

		9,650,448

Health Care Equipment & Services - 4.3%
Allion Healthcare, Inc. †(a)	431,164	2,828,436
Candela Corp. †	417,855	1,266,100
IMS Health, Inc.	141,081	2,971,166
Medidata Solutions, Inc. †	8,820	137,592
QuadraMed Corp. †	113,887	955,512
Sirona Dental Systems, Inc. †	23,616	749,572
Starlimes Technologies Ltd. (Israel)	91,297	1,268,115

		10,176,493

Household & Personal Products - 0.4%
Central Garden & Pet Co. Class A †	67,115	667,123
International Absorbents, Inc. † (Canada)	67,056	307,787

		974,910

Insurance - 0.4%
Conseco, Inc. †	134,856	674,280
Loews Corp.	7,700	279,895

		954,175

Materials - 3.8%
BHP Billiton PLC ADR (United Kingdom)	57,088	3,645,069
Canplats Resources Corp. † (Canada)	481,317	2,360,909
CF Industries Holdings, Inc.	17,815	1,617,246
China Gerui Advanced Materials Group Ltd. † (China)	21,200	118,720
Freewest Resources Canada Inc. † (Canada)	445,980	413,635
ICO, Inc.	106,953	781,826
U.S. Energy Corp. †	21,852	129,582

		9,066,987

Media - 5.9%
CBS Corp. Class A	8,500	119,425
Comcast Corp. Class A	61,600	986,216
Discovery Communications, Inc. †	158,314	4,198,488
Liberty Media, Inc. †	29,474	645,775

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	28

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Media - 5.9% (continued)
Marvel Entertainment, Inc. †	39,478	$2,134,970
News Corp. Class A	293,232	4,014,346
Viacom, Inc. Class B †(a)	71,249	2,118,233

		14,217,453

Pharmaceuticals, Biotechnology & Life Sciences - 1.8%
Eurand NV † (Netherlands)	33,264	429,106
Facet Biotech Corp. †	7,174	126,119
Indevus Pharmaceuticals Escrow †(d)(f)(h)	6,006	7,508
Javelin Pharmaceuticals, Inc. †	444,871	578,332
Trimeris, Inc. †	207,965	544,868
Varian, Inc. †	50,130	2,583,700

		4,269,633

Real Estate - 0.1%
RAIT Investment Trust REIT	181,956	238,362

Retailing - 0.0% (c)
Blockbuster, Inc. Class B †	120,300	70,977

Semiconductors & Semiconductor Equipment - 0.7%
California Micro Devices Corp. †	21,582	101,651
Ezchip Semiconductor Ltd. † (Israel)	35,460	428,712
LDK Solar Co,. Ltd. ADR † (China)	75,600	529,956
Nanometrics, Inc. †	10,800	122,364
ZiLOG, Inc. †	171,915	608,579

		1,791,262

Software & Services - 4.2%
Affiliated Computer Services, Inc. Class A †	44,900	2,680,081
Ectel Ltd. † (Israel)	39,242	48,660
Gartner Group Class A †	315	5,683
Global Med Technologies †	35,924	28,021
I2 Technologies, Inc. †	154,014	2,944,748
On2 Technologies, Inc. †	687,117	419,141
Switch and Data, Inc. †	193,648	3,913,626

		10,039,960

Specified Purpose Acquisition Company - 1.0%
BPW Acquisition Corp. †	50,689	533,754
GSME Acquisition Partners I † (China)	56,004	557,800
Liberty Acquisition Holdings Corp. †	45,182	436,910
Overture Acquisition Corp. †	25,000	250,000
Sports Properties Acquisition Corp. †	35,850	352,047
Trian Acquisition I Corp. †	15,200	149,568

		2,280,079

Technology Hardware & Equipment - 5.2%
3Com Corp. †	380,349	2,852,618
Airvana, Inc. †	210,151	1,597,148
Merrimac Industries †	11,545	183,681
Molex, Inc.	234,364	4,483,382
Sun Microsystems, Inc. †	360,000	3,373,200

		12,490,029

	SHARES	VALUE (Note 2)
Telecommunication Services - 1.6%
Iowa Telecommunications Services, Inc.	181,812	$3,047,169
SkyTerra Communications, Inc. †	137,462	670,815

		3,717,984

Transportation - 2.6%
Burlington Northern Santa Fe Corp.	60,235	5,940,376
Quixote Corp.	31,639	201,540

		6,141,916

TOTAL COMMON STOCKS (cost $125,290,585)		133,853,366

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	29

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE PREFERRED STOCKS - 6.3%	MOODY’S RATING (UNAUDITED)*				SHARES	VALUE (Note 2)
Banks - 0.4%
Boston Private Capital Trust I, $50 par, 4.875% (a)	NR				3,750	$105,703
Regions Financial Corp., $1,000 par, 10%	BB	**			750	955,058

						1,060,761

Consumer Services - 0.0% (c)
Sealy Corp., $25 par, 8% (a)	NR				528	45,144

Diversified Financials - 3.6%
Bank of America Corp., $15 par, 10% (b)	NR				491,116	7,327,451
Citigroup, Inc., $100 par 7.5% †	NR				7,800	813,852
Dole Food Automatic Exchange 144A, $12.50 par, 7% (a)(d)	NR				3,750	43,418
MF Global Ltd., $100 par, 9.75% (a)(i)	NR				4,550	443,056

						8,627,777

Energy - 0.1%
Energy XXI Bermuda Co., $100 par, 7.25%	NR				1,075	129,892
Whiting Petroleum Corp., $100 par, 6.25% (a)	B	**			100	17,966

						147,858

Food, Beverage & Tobacco - 1.0%
Bunge Ltd., $1,000 par, 5.125%	BB				1,500	975,000
Bunge Ltd., $100 par, 4.875%	Ba1				15,000	1,368,750

						2,343,750

Pharmaceuticals, Biotechnology & Life Sciences - 1.2%
Mylan Laboratories, $1,000 par, 6.5% (a)	B	**			2,500	2,860,900

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $15,126,365)						15,086,190

CORPORATE BONDS - 0.6%			INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)
Consumer Durables & Apparel - 0.0% (c)
Beazer Homes USA, Inc. (a)	Caa2		8.375%	04/15/12	$50	47,000

Consumer Services - 0.4%
United Airlines	B3		7.371%	09/29/49	500	762,500

Energy - 0.2%
Vantage Drilling Co. 144A	NR		13.500%	12/15/13	500	497,500

TOTAL CORPORATE BONDS (cost $1,287,648)						1,307,000

CONVERTIBLE BONDS - 54.0%			RATE
Automobiles & Components - 2.3%
Exide Technologies (b)	NR		0.000%	09/18/13	650	446,875
Ford Motor Co. (a)	Caa1		4.250%	11/15/16	2,500	3,134,375
Ford Motor Co. (a)	Caa1		4.250%	12/15/36	1,500	1,893,750

						5,475,000

Capital Goods - 7.1%
Actuant Corp. (a)	NR		2.000%	11/15/23	250	270,000
American Real Estate, LP (a)(b)	NR		4.000%	08/15/13	650	539,500
Barnes Group, Inc. (a)	NR		3.750%	08/01/25	150	153,750
EnPro Industries, Inc. (a)	NR		3.938%	10/15/15	300	297,000
GenCorp, Inc. (a)	Caa2		4.000%	01/16/24	150	149,813
GenCorp Inc. Ser 144A (d)	NR		4.063%	12/31/39	325	331,906
General Cable Corp. (a)	Ba3		0.880%	11/15/13	3,000	2,617,500

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	30

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING (UNAUDITED)*	RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 2)
Capital Goods - 7.1% (continued)
MasTec, Inc.Ser 144A (a)(d)	NR	4.250%	12/15/14	$1,825	$1,941,344
Orbital Sciences Corp. (a)	NR	2.438%	01/15/27	800	757,000
Terex Corp. (a)	Caa1	4.000%	06/01/15	3,000	4,327,500
Textron, Inc. (a)	NR	4.500%	05/01/13	2,000	3,222,500
Titan International, Inc. 144A (d)	NR	5.625%	01/15/17	1,275	1,351,500
United Rentals, Inc.	NR	4.000%	11/15/15	1,000	1,105,000

					17,064,313

Commercial & Professional Services - 0.1%
Covanta Holding Corp. (a)	Ba3	1.000%	02/01/27	150	140,063

Consumer Durables - 3.6%
D.R. Horton, Inc. (a)	Ba3	2.000%	05/15/14	2,500	2,768,750
Eastman Kodak Co. 144A (a)(d)	Caa1	7.000%	04/01/17	2,500	2,281,250
Jakks Pacific Inc. 144A (a)(d)	NR	4.500%	11/01/14	1,675	1,723,156
Newell Rubbermaid, Inc. (a)	NR	5.500%	03/15/14	1,000	1,888,750
Palm Harbor Homes, Inc. (a)	NR	3.250%	05/15/24	70	39,200

					8,701,106

Consumer Services - 4.1%
Coinstar, Inc. (a)	NR	4.000%	09/01/14	2,150	2,139,250
Gaylord Entertainment Co. 144A (a)(d)	NR	3.750%	10/01/14	3,375	3,438,281
Regis Corp. (a)	NR	5.000%	07/15/14	1,200	1,479,000
Stewart Enterprises, Inc. (a)	Ba3	3.125%	07/15/14	25	20,719
Stewart Enterprises, Inc. (a)	Ba3	3.375%	07/15/16	125	104,219
Wyndham Worldwide Corp. (a)	Ba2	3.500%	05/01/12	1,535	2,580,719

					9,762,188

Diversified Financials - 1.9%
Americredit Corp. (a)	NR	0.750%	09/15/11	2,000	1,847,500
Dollar Financial Corp. (a)	NA	2.875%	06/30/27	150	139,688
Janus Capital Group, Inc. (a)	Baa3	3.250%	07/15/14	250	301,250
Jefferies Group, Inc. (a)	Baa2	3.875%	11/01/29	100	98,750
KKR Financial Holdings	NR	7.000%	07/15/12	125	115,469
MF Global Ltd. (a)	Baa2	9.000%	06/20/38	1,500	1,674,375
Penson Worldwide, Inc. 144A (a)(d)	NR	8.000%	06/01/14	250	302,812
World Acceptance Corp. (a)	NR	3.000%	10/01/11	150	140,438

					4,620,282

Energy - 3.6%
Bristow Group, Inc. (a)	NR	3.000%	06/15/38	1,000	896,250
Exterran Holdings, Inc. (a)	NR	4.250%	06/15/14	800	936,000
GMX Resources, Inc. (a)	NR	4.500%	05/01/15	950	955,937
Goodrich Petroleum Corp. (a)	NR	5.000%	10/01/29	1,000	1,028,750
Hanover Compressor Co. (a)	B1	4.750%	01/15/14	1,150	1,032,125
International Coal Group, Inc. (a)	NR	9.000%	08/01/12	500	547,500
James River Coal (a)(d)	NR	4.500%	12/01/15	500	485,625
Petrobank Energy & Resources (Canada)	NR	5.125%	07/10/15	600	874,875
Western Refining, Inc.	B3	5.750%	06/15/14	2,000	1,582,500
Willbros Group, Inc. (a)	NR	2.750%	03/15/24	125	136,094

					8,475,656

Food & Staples Retailing - 1.4%
Great Atlantic & Pacific Tea Co. (a)	Caa1	6.750%	12/15/12	65	59,069
Nash Finch Co. (a)(e)	Caa1	1.631%	03/15/35	3,300	1,505,624
Rite Aid Corp. (a)	Ca	8.500%	05/15/15	1,500	1,501,875
Spartan Stores, Inc. (a)	NR	3.375%	05/15/27	475	374,063

					3,440,631

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	31

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING (UNAUDITED)*	RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 2)
Food, Beverage & Tobacco - 1.5%
Alliance One International, Inc. 144A (a)(d)	Caa1	5.500%	07/15/14	$1,000	$1,182,500
Vector Group Ltd. (a)(b)	NR	3.750%	11/15/14	1,767	1,892,899
Vector Group Ltd (a)(b)	NR	3.875%	06/15/26	425	431,375

					3,506,774

Health Care Equipment & Services - 2.1%
China Medical Technologies, Inc. (a) (China)	NR	4.000%	08/15/13	250	158,438
China Medical Technologies, Inc. (China)	NR	3.500%	11/15/11	750	624,375
Kinetic Concepts, Inc. 144A (a)(d)	NR	3.250%	04/15/15	750	740,625
Novamed, Inc. (a)	NR	1.000%	06/15/12	450	354,937
Sonosite, Inc. (a)	NR	3.750%	07/15/14	1,000	950,000
Thoratec Corp. (a)(e)	NR	1.380%	05/16/34	150	122,438
Wilson Greatbatch, Inc.	NR	2.250%	06/15/13	2,000	1,707,500
Wright Medical Group, Inc. (a)	NR	2.625%	12/01/14	450	393,750

					5,052,063

Household & Personal Products - 2.4%
American Oriental Bioengineering, Inc. 144A (a)(d)	NR	5.000%	07/15/15	1,000	868,750
Chattem, Inc. (a)	NR	2.000%	11/15/13	3,000	4,942,500

					5,811,250

Insurance - 1.1%
Old Republic International Corp. (a)	A3	8.000%	05/15/12	1,350	1,520,437
Stewart Information Services 144A (a)(d)	NR	6.000%	10/15/14	900	982,980

					2,503,417

Materials - 5.3%
Alcoa, Inc. (a)	Baa3	5.250%	03/15/14	400	1,037,500
Arcelormittal (a) (Luxembourg)	Baa3	5.000%	05/15/14	2,500	4,140,625
Kinross Gold Corp. (a)	NR	1.750%	03/15/28	250	260,313
Leucadia National Corp. (a)	B3	3.750%	04/15/14	250	300,625
Quixote Corp.	NR	7.000%	02/15/25	2,000	1,980,000
Shengdatech, Inc. (a)(d)	NR	6.000%	06/01/18	200	189,750
SINO-FOREST Corp. 144A (d) (Canada)	NR	4.250%	12/15/16	450	491,625
Steel Dynamics, Inc. (a)	NR	5.125%	06/15/14	400	506,500
Sterlite Industries India Ltd. 4% (a)	NR	4.000%	10/30/14	1,850	1,942,500
United States Steel Corp. (a)	Ba3	4.000%	05/15/14	1,000	1,873,750

					12,723,188

Media - 0.8%
Virgin Media, Inc. 144A (a)(d)	NR	6.500%	11/15/16	1,500	1,777,500

Pharmaceuticals, Biotechnology & Life Sciences - 0.9%
Cubist Pharmaceuticals, Inc. (a)	NR	2.250%	06/15/13	150	140,063
Incyte Corp. Ltd. (a)(d)	NR	4.750%	10/01/15	1,000	1,305,000
King Pharmaceuticals, Inc. (a)	NR	1.250%	04/01/26	100	92,625
Mannkind Corp. (a)	NR	3.750%	12/15/13	500	344,375
Onyx Pharmaceuticals, Inc. (a)	NR	4.000%	08/15/16	275	291,156

					2,173,219

Real Estate - 3.7%
Boston Properties (a)	NR	3.750%	05/15/36	3,000	3,067,500
Digital Realty Trust, LP 144A (d)	BBB	5.500%	04/15/29	1,250	1,632,812
Forest City Enterprises (a)	NR	3.625%	10/15/14	200	198,500
Forest City Enterprises (a)	B3	3.625%	10/15/14	1,050	1,046,062
Host Hotels & Resorts LP 144A (d)	NR	2.500%	10/15/29	1,650	1,763,437
KilRoy Realty, LP Series 144A (d)	NR	4.250%	11/15/14	775	776,939
Vornado Realty, LP (a)	Baa2	3.875%	04/15/25	400	438,000

					8,923,250

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	32

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING (UNAUDITED)*	RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’s)	VALUE (Note 2)
Retailing - 1.8%
RadioShack Corp. 144A (a)(d)	NR	2.500%	08/01/13	$1,500	$1,678,125
Sonic Automotive, Inc. (a)	NR	5.000%	10/01/29	2,500	2,700,000

					4,378,125

Semiconductors & Semiconductor Equipment - 3.5%
Micron Technology, Inc. (a)	NR	1.875%	06/01/14	2,500	2,406,250
ON Semiconductor Corp. (a)	NR	1.875%	12/15/25	250	345,313
Photronics, Inc.	NR	5.500%	10/01/14	875	1,006,250
Rambus, Inc. (a)	NR	5.000%	06/15/14	1,950	2,920,125
Verigy Ltd. 144A (d) (Singapore)	NR	5.250%	07/15/14	1,325	1,609,875

					8,287,813

Software & Services - 2.5%
Akamai Technologies, Inc. (a)	NR	1.000%	12/15/33	150	250,125
DST Systems, Inc. (a)(b)	NR	3.625%	08/15/23	1,500	1,556,249
DST Systems, Inc. (a)	NR	4.125%	08/15/23	475	513,000
Equinix, Inc. (a)	NR	4.750%	06/15/16	500	735,000
GSI Commerce, Inc. (a)	NR	2.500%	06/01/27	25	26,656
Mentor Graphics Corp. (a)	NR	6.250%	03/01/26	150	146,812
Take-Two Interactive Software, Inc. (a)	NR	4.375%	06/01/14	825	969,375
THQ, Inc. 144A (a)(d)	NR	5.000%	08/15/14	1,000	937,500
Verisign, Inc. (a)	NR	3.250%	08/15/37	870	773,212
WebMD Corp. (a)	NR	1.750%	06/15/23	100	112,500

					6,020,429

Technology Hardware & Equipment - 1.8%
Arris Group, Inc. (a)	NR	2.000%	11/15/26	650	642,720
Commscope, Inc. (a)	NR	3.250%	07/01/15	2,500	2,959,376
Finisar Corp 144A (a)(d)	NR	5.000%	10/15/29	450	493,875
Hutchinson Technology, Inc. (a)	NR	3.250%	01/15/26	250	200,937

					4,296,908

Telecommunication Services - 0.2%
Level 3 Communications, Inc. (a)	NR	7.000%	03/15/15	225	254,813
Qwest Communications International, Inc. (a)	B1	3.500%	11/15/25	200	207,500

					462,313

Transportation - 2.3%
AMR Corp. (a)	NR	6.250%	10/15/14	500	518,125
Avis Budget Group, Inc. 144A (a)(d)	NR	3.500%	10/01/14	2,375	2,582,811
Hertz Global Holdings, Inc. (a)	NR	5.250%	06/01/14	1,500	2,445,000

					5,545,936

TOTAL CONVERTIBLE BONDS (cost $119,954,515)					129,141,424

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	33

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 2.3%	SHARES	VALUE (Note 2)
Adams Express Co.	3,259	$32,916
Advent Claymore Enhanced Growth & Income Fund	2,500	28,000
Alpine Global Premier Properties Fund	9,374	58,400
Blackrock Muniholdings California Insured Fund, Inc.	2,181	27,459
BlackRock Muniyield California Fund, Inc.	4,185	53,819
BlackRock Muniyield Michigan Insured Fund II, Inc.	1,269	15,076
BlackRock Muniyield New York Insured Fund, Inc.	4,551	53,702
Boulder Total Return Fund, Inc. †	7,540	95,909
Central Securities Corp.	4,207	75,642
Claymore Dividend & Income Fund	1,392	21,799
Clough Global Allocation Fund	3,867	58,662
Clough Global Equity Fund	5,015	71,113
Clough Global Opportunities Fund	5,192	66,977
Cohen & Steers Dividend Majors Fund, Inc.	41,521	433,894
Cohen & Steers Quality Income Realty Fund, Inc.	97,315	590,702
Cohen & Steers REIT and Preferred Fund	42,748	442,442
Cohen & Steers REIT and Utility Income Fund, Inc.	5,401	57,359
Delaware Enhanced Global Dividend and Income Fund	2,651	31,255
DWS Dreman Value Income Edge Fund, Inc.	3,550	42,848
DWS RREEF World Real Estate & Tactical Strategies Fund, Inc.	2,450	34,716
Evergreen International Balanced Income Fund	700	9,891
First Opportunity Fund, Inc.	14,688	88,569
Gabelli Dividend & Income Trust	32,542	426,626
Gabelli Global Multimedia Trust, Inc.	703	4,661
General American Investors Co, Inc.	3,396	79,670
H&Q Healthcare Investors	39,899	473,601
H&Q Life Sciences Investors	22,255	210,087
John Hancock Bank and Thrift Opportunity Fund	61,574	868,193
Kayne Anderson Energy Development Co.	5,167	75,180
Liberty All Star Equity Fund	9,100	39,403
LMP Capital and Income Fund, Inc.	8,323	86,143
Macquarie Global Infrastructure Total Return Fund, Inc.	6,230	98,745
Morgan Stanley California Insured Municipal Income Trust	1,828	23,069
Morgan Stanley Emerging Markets Debt Fund, Inc.	5,688	57,335
NFJ Dividend Interest & Premium Strategy Fund	6,217	91,701
Nuveen California Dividend Advantage Municipal Fund	2,578	32,019
Nuveen California Performance Plus Municipal Fund, Inc.	944	11,724
Nuveen Insured California Dividend Advantage Municipal Fund	642	8,635
Nuveen Michigan Quality Income	546	6,962

CLOSED END FUNDS - 2.3% (continued)	SHARES	VALUE (Note 2)
Nuveen New York Dividend Advantage Municipal Fund	130	$1,682
Nuveen Tax-Advantaged Dividend Growth Fund	4,704	54,378
Nuveen Tax-Advantaged Total Return Strategy Fund	651	6,959
RiverSource Lasalle International Real Estate Fund, Inc.	3,300	24,387
Royce Micro-Cap Trust, Inc.	18,331	135,466
Royce Value Trust, Inc.	1,050	11,340
Source Capital, Inc.	200	8,608
Strategic Global Income Fund, Inc.	400	4,396
Thai Fund, Inc. Com	1,334	11,913
Tri-Continental Corp.	21,159	243,752
Western Asset Emerging Markets Income Fund, Inc.	800	9,856
Western Asset Worldwide Income Fund, Inc.	1,444	18,411
Zweig Fund, Inc.	3,000	9,930

TOTAL CLOSED END FUNDS (cost $4,874,598)		5,525,982

WARRANTS - 0.0% (c)
BPW Acquisition Corp. (cost $43,947)	45,555	40,544

MONEY MARKET FUND - 3.8%
Dreyfus Institutional Cash Advance 99 - Institutional Class 0.28% (g) (cost $8,979,867)	8,979,867	8,979,867

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $275,557,525)		293,934,373

SECURITIES SOLD SHORT - (65.8)%
COMMON STOCKS - (65.5)%
Automobiles & Components - (1.7)%
Exide Technologies †	(25,338)	(180,153)
Ford Motor Co. †	(377,138)	(3,771,380)

		(3,951,533)

Banks - (2.6)%
Bryn Mawr Bank Corp.	(12,287)	(185,411)
First Niagara Financial Group, Inc.	(183,959)	(2,558,870)
People’s United Financial, Inc.	(69,166)	(1,155,072)
Regions Financial Corp.	(150,071)	(793,876)
Tower Bancorp, Inc.	(29,697)	(678,576)
Zions Bancorporation	(65,541)	(840,891)

		(6,212,696)

Capital Goods - (5.9)%
Actuant Corp. Class A	(7,046)	(130,562)
Aercap Holdings NV †	(190,040)	(1,721,762)
Barnes Group, Inc.	(3,089)	(52,204)
Enpro Industries, Inc. †	(6,699)	(176,921)
General Cable Corp. †	(34,591)	(1,017,667)
Hubbell, Inc. Class B	(2,194)	(103,776)
Icahn Enterprises, LP	(2,181)	(87,131)
Mastec, Inc. †	(87,342)	(1,091,775)

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	34

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Capital Goods - (5.9)% (continued)
Orbital Sciences Corp. †	(16,452)	$(251,058)
Rush Enterprises, Inc. Class A †	(1,000)	(11,890)
Stanley Works	(57,954)	(2,985,210)
SunPower Corp. Class A †	(5,700)	(134,976)
Terex Corp. †	(166,059)	(3,289,629)
Textron, Inc.	(126,500)	(2,379,465)
United Rental, Inc. †	(69,296)	(679,794)

		(14,113,820)

Commercial & Professional Services - (1.5)%
Covanta Holding Corp. †	(1,584)	(28,655)
IESI-BFC Ltd. (Canada)	(145,534)	(2,331,455)
Sykes Enterprises, Inc. †	(43,338)	(1,103,818)

		(3,463,928)

Consumer Durables - (3.2)%
DR Horton, Inc.	(134,018)	(1,456,776)
Eastman Kodak Co.	(283,398)	(1,195,940)
JAKKS Pacific, Inc. †	(72,701)	(881,136)
Lennar Corp. Class A	(204,766)	(2,614,861)
Newell Rubbermaid, Inc.	(104,507)	(1,568,650)
Sealy Corp. †	(12,799)	(40,445)

		(7,757,808)

Consumer Services - (4.5)%
Carnival PLC ADR † (United Kingdom)	(116,142)	(3,909,340)
Churchill Downs, Inc.	(28,430)	(1,061,860)
Coinstar, Inc. †	(33,964)	(943,520)
Gaylord Entertainment Co. †	(95,450)	(1,885,137)
Regis Corp.	(59,065)	(919,642)
Stewart Enterprises, Inc. Class A	(7,110)	(36,617)
Wyndham Worldwide Corp.	(102,577)	(2,068,978)

		(10,825,094)

Diversified Financials - (5.3)%
Americredit Corp. †	(32,768)	(623,903)
Ares Capital Corp.	(227,967)	(2,838,189)
Bank of America Corp.	(491,116)	(7,396,207)
Citigroup, Inc.	(183,314)	(606,770)
Dollar Financial Corp. †	(2,295)	(54,300)
Jefferies Group, Inc. †	(1,543)	(36,615)
KKR Financial Holdings Ltd.	(800)	(4,640)
MF Global Ltd.	(142,514)	(990,472)
Nasdaq OMX Group, Inc. †	(25)	(496)
Penson Worldwide, Inc. †	(20,684)	(187,397)
World Acceptance Corp. †	(985)	(35,293)

		(12,774,282)

Energy - (5.9)%
Baker Hughes, Inc.	(56,800)	(2,299,264)
Boardwalk Pipeline Partners, LP	(2,300)	(69,069)
Bristow Group, Inc. †	(11,448)	(440,176)
Denbury Resources, Inc. †	(111,267)	(1,646,751)
Diamond Offshore Drilling, Inc.	(1,240)	(122,041)
Energy XXI Bermuda Ltd.	(45,607)	(105,352)
Exterran Holdings, Inc. †	(36,580)	(784,641)
Exxon Mobil Corp.	(17,861)	(1,217,942)
GMX Resources, Inc. †	(39,500)	(542,730)

	SHARES	VALUE (Note 2)
Energy - (5.9)% (continued)
Goodrich Petroleum Corp. †	(22,117)	$(538,549)
International Coal Group, Inc. †	(52,434)	(202,395)
James River Coal Co. †	(15,942)	(295,405)
Petrobank Energy & Resources LP	(13,392)	(655,739)
Royal Dutch Shell PLC ADR (Netherlands)	(74,100)	(4,454,151)
Western Refining, Inc. †	(125,929)	(593,126)
Whiting Petroleum Corp. †	(214)	(15,290)
Willbros Group, Inc. †	(4,324)	(72,946)

		(14,055,567)

Food & Staples Retailing - (0.6)%
Nash Finch Co.	(16,922)	(627,637)
Rite Aid Corp. †	(475,251)	(717,629)
Spartan Stores, Inc.	(2,594)	(37,068)

		(1,382,334)

Food, Beverage & Tobacco - (4.0)%
Alliance One International, Inc. †	(164,993)	(805,166)
Bunge Ltd.	(24,626)	(1,571,877)
Companhia de Bebidas das Americas ADR (Brazil)	(30,000)	(3,032,700)
Embotelladora Andina S.A. ADR Class B (Chile)	(10,000)	(204,000)
Pepsico, Inc.	(60,620)	(3,685,696)
Vector Group Ltd.	(23,213)	(324,982)

		(9,624,421)

Health Care Equipment & Services - (1.3)%
China Medical Technologies, Inc. ADR	(10,494)	(147,441)
Greatbatch, Inc. †	(21,799)	(419,195)
Kinetic Concepts, Inc. †	(9,864)	(371,379)
NovaMed, Inc. †	(43,052)	(167,042)
Sonosite, Inc. †	(14,467)	(341,855)
Syneron Medical Ltd. †	(123,063)	(1,286,008)
Thoratec Corp. †	(3,753)	(101,031)
Wright Medical Group, Inc. †	(6,936)	(131,437)

		(2,965,388)

Household & Personal Products - (0.5)%
American Oriental Bioengineering, Inc. †	(86,587)	(402,630)
Central Garden and Pet Co. †	(67,115)	(718,131)
Mead Johnson Nutrition Com. Class A †	(1)	(44)

		(1,120,805)

Insurance - (0.5)%
CNA Financial Corp. †	(4,275)	(102,600)
Old Republic International Corp.	(51,065)	(512,693)
Stewart Information Services Corp	(50,364)	(568,106)

		(1,183,399)

Materials - (5.4)%
A. Schulman, Inc. Class A	(19,730)	(398,151)
Agrium, Inc. † (Canada)	(17,760)	(1,092,240)
Alcoa, Inc.	(56,555)	(911,666)
Arcelormittal	(67,155)	(3,072,341)
BHP Billiton Ltd. ADR (Australia)	(57,088)	(4,371,799)
Kinross Gold Corp. (Canada)	(5,047)	(92,865)

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	35

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 2)
Materials - (5.4)% (continued)
Leucadia National Corp. †	(8,835)	$(210,185)
ShengdaTech, Inc. †	(10,706)	(65,628)
Steel Dynamics, Inc.	(16,740)	(296,633)
Sterlite Industries, Inc. ADS (India)	(55,550)	(1,012,121)
United States Steel Corp.	(27,680)	(1,525,722)

		(13,049,351)

Media - (6.5)%
CBS Corp.	(8,500)	(119,425)
Comcast Corp. Class A	(61,600)	(1,038,576)
Discovery Communications, Inc. Class A †	(158,314)	(4,855,490)
Liberty Global, Inc. Class C †	(29,474)	(644,007)
News Corp. Class B	(293,232)	(4,668,253)
Viacom, Inc. Class A †	(71,249)	(2,244,344)
Virgin Media, Inc.	(62,077)	(1,044,756)
Walt Disney Co.	(31,449)	(1,014,230)

		(15,629,081)

Pharmaceuticals, Biotechnology & Life Sciences - (1.8)%
Bristol-Myers Squibb Co. †	(1)	(25)
Cubist Pharmaceuticals, Inc. †	(1,912)	(36,271)
Incyte Genomics, Inc. †	(102,465	(933,456)
King Pharmaceuticals, Inc. †	(2,067)	(25,362)
MannKind Corp.	(16,017)	(140,309)
Mylan, Inc. †	(126,800)	(2,336,924)
Myriad Pharmaceuticals	(126,622)	(636,908)
Onyx Pharmaceuticals, Inc. †	(5,249)	(154,006)

		(4,263,261)

Real Estate - (1.3)%
Boston Properties, Inc.	(12,200)	(818,254)
Digital Realty Trust, Inc.	(20,850)	(1,048,338)
Forest City Enterprises, Inc. Class A †	(46,059)	(542,575)
Host Hotels & Resorts, Inc. REIT	(3,931)	(45,875)
KilRoy Realty Corp.	(13,106)	(401,961)
Vornado Realty Trust REIT	(2,308)	(161,421)

		(3,018,424)

Retailing - (1.1)%
Blockbuster, Inc. Class A	(120,300)	(80,601)
RadioShack Corp.	(36,519)	(712,121)
Sonic Automotive, Inc. Class A	(156,874)	(1,629,921)
Talbots, Inc.	(29,531)	(263,121)

		(2,685,764)

Semiconductors & Semiconductor Equipment - (2.2)%
Micron Technology, Inc. †	(121,150)	(1,279,344)
ON Semiconductor Corp. †	(29,255)	(257,737)
Photronics, Inc. †	(146,276)	(650,928)
Rambus, Inc. †	(86,856)	(2,119,286)
Verify Ltd.	(81,798)	(1,052,740)

		(5,360,035)

Software & Services - (3.3)%
Akamai Technologies, Inc. †	(8,230)	(208,466)
DST Systems, Inc. †	(14,551)	(633,696)
Equinix, Inc. †	(36,950)	(3,922,243)
Google, Inc. Class A †	(687)	(425,926)
GSI Commerce, Inc. †	(537)	(13,634)
JDA Software Group, Inc. †	(39,204)	(998,526)
Mentor Graphics Corp. †	(1,701)	(15,020)
Take-Two Interactive Software, Inc. †	(61,469)	(617,763)

	SHARES	VALUE (Note 2)
Software & Services - (3.3)% (continued)
THQ, Inc. †	(85,134)	$(429,075)
VeriSign, Inc. †	(22,861)	(554,151)
WebMD Health Corp. †	(1,414)	(54,425)

		(7,872,925)

Technology Hardware & Equipment - (4.0)%
Arris Group, Inc. †	(25,399)	(290,311)
Commscope, Inc. †	(75,382)	(1,999,884)
Finisar Corp. †	(35,908)	(320,299)
Molex, Inc.	(234,364)	(5,050,544)
Xerox Corp.	(222,000)	(1,878,120)

		(9,539,158)

Telecommunication Services - (0.8)%
Level 3 Communications, Inc. †	(109,351)	(167,307)
Qwest Communications International, Inc.	(18,016)	(75,847)
Windstream Corp.	(147,524)	(1,621,289)

		(1,864,443)

Transportation - (1.6)%
AMR Corp. †	(44,020)	(340,275)
Avis Budget Group, Inc. †	(120,607)	(1,582,364)
Hertz Global Holdings, Inc. †	(164,763)	(1,963,975)

		(3,886,614)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $143,036,379)		(156,600,131)

CLOSED END FUNDS SOLD SHORT - (0.3)%
Financial Select Sector SPDR Fund	(28,020)	(403,208)
Vanguard REIT ETF	(5,216)	(233,364)

TOTAL CLOSED END FUNDS SOLD SHORT (proceeds $641,222)		(636,572)

TOTAL SECURITIES SOLD SHORT (proceeds $143,677,601)		(157,236,703)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 57.2% (cost $131,879,924)		136,697,670

OTHER ASSETS IN EXCESS OF LIABILITIES - 42.8%		102,384,034

NET ASSETS - 100.0%		$239,081,704

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or repledged subject to the broker’s right to rehypothecate. At December 31, 2009, the value of these securities was $138,353,795.
(b)	Indicates a variable rate security. The interest rate shown represents the discount rate at December 31, 2009.
(c)	Represents less than 0.05 percent of net assets.
(d)	Private placement security.
(e)	Represents a step bond. The rate shown reflects the effective yield at December 31, 2009.
(f)	Security is fair valued.
(g)	Represents annualized seven-day yield as of December 31, 2009.
(h)	Level 3 Security (See Note 4).
(i)	Level 2 Security (See Note 4).
*	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.
**	S&P Rating provided.

All securities are Level 1, unless noted otherwise in parentheses.

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	36

Schedule of Investments	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND

The following abbreviations are used in portfolio descriptions:

NR - Not Rated by Moody’s.

ADR - American Depositary Receipt.

ADS - American Depositary Shares.

REIT - Real Estate Investment Trust.

144A - Restricted Security.

Open Written Options contracts outstanding at December 31, 2009:
SHARES	TYPE	COUNTERPARTY	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
500	3COM Corp. (exercise price $7.50)	Goldman Sachs	April 17, 2010	$(12,130)	$(15,000)	$(2,870)
250	3COM Corp. (exercise price $7.50)	Goldman Sachs	January 16, 2010	(3,625)	(2,500)	1,125
134	Landry’s Restaurants, Inc. (exercise price $20.00)	Goldman Sachs	January 16, 2010	(25,186)	(28,810)	(3,624)
				$(40,941)	$(46,310)	$(5,369)

Credit default swap contract-buy protection outstanding as of December 31, 2009:
COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE PAID BY FUND	NOTIONAL AMOUNT	UPFRONT PREMIUM PAID	TERMINATION DATE	NET UNREALIZED DEPRECIATION
The Royal Bank of Scotland	Markit CDX North America High Yield Index - Series 13	5%	$4,702,500	$252,052	12/20/2014	$(225,919)

Open futures contracts outstanding at December 31, 2009:
NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
344	CME E-Muni S&P 500 Index	March 1, 2010	$(18,964,210)	$(19,104,040)	$(139,830)
1	CBT US 10YR Note	March 1, 2010	(117,998)	(115,453)	2,545
64	CBT US 2YR Note	March 1, 2010	(13,931,719)	(13,841,000)	90,719
240	CBT US 5YR Note	March 1, 2010	(27,915,579)	(27,451,875)	463,704
			$(60,929,506)	$(60,512,368)	$417,138

Cash held as collateral with broker for futures contracts was $2,137,794 at December 31, 2009.

Forward foreign currency exchange contracts outstanding as of December 31, 2009:
SALE CONTRACT	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar expiring 01/29/10	The Royal Bank of Scotland	CAD	(445,980)	$(422,893)	$(426,440)	$(3,547)

CAD - Canadian Dollar

AQR Funds	Annual Report	December 2009	37

The accompanying notes are an integral part of these financial statements

Schedule of Investments	December 31, 2009

AQR MOMENTUM FUND

COMMON STOCKS - 99.3%	SHARES	VALUE (Note 2)
Automobile & Components - 2.1%
Ford Motor Co. †	6,443	$64,430
Gentex Corp.	300	5,355
Goodyear Tire & Rubber Co. †	700	9,870
Harley-Davidson, Inc.	700	17,640
Johnson Controls, Inc.	1,500	40,860
TRW Automotive Holdings Corp. †	400	9,552

		147,707

Banks - 0.1%
First Horizon National Corp. †	276	3,698

Capital Goods - 3.4%
Aecom Technology Corp. †	159	4,373
Armstrong World Industries, Inc.	100	3,893
BE Aerospace, Inc. †	400	9,400
Bucyrus International, Inc.	200	11,274
Carlisle Cos., Inc.	300	10,278
Cooper Industries PLC	400	17,056
Cummins, Inc.	500	22,930
Flowserve Corp.	200	18,906
Goodrich Corp.	191	12,272
Hubbell, Inc. Class B	100	4,730
Ingersoll-Rand PLC	600	21,444
Joy Global, Inc.	300	15,477
KBR, Inc.	200	3,800
McDermott International, Inc. †	500	12,005
Oshkosh Corp.	300	11,109
Precision Castparts Corp.	300	33,104
Rockwell Automation, Inc.	200	9,396
United Technologies Corp.	50	3,471
W.W. Grainger, Inc.	99	9,586

		234,504

Commercial & Professional Services - 0.3%
Iron Mountain, Inc. †	308	7,010
Manpower, Inc.	100	5,458
R.R. Donnelley & Sons Co.	500	11,135

		23,603

Consumer Durables & Apparel - 1.5%
Carter’s, Inc. †	200	5,250
Coach, Inc.	507	18,521
Garmin Ltd.	400	12,280
Hanesbrands, Inc. †	300	7,233
Lennar Corp. Class A	400	5,108
Mattel, Inc.	352	7,033
Newell Rubbermaid, Inc.	700	10,507
Polo Ralph Lauren Corp.	200	16,196
Tupperware Brands Corp.	100	4,657
Whirlpool Corp.	200	16,132

		102,917

Consumer Services - 1.9%
International Game Technology	800	15,016
Las Vegas Sands Corp. †	1,600	23,904
Royal Caribbean Cruises Ltd. †	500	12,640
Starbucks Corp. †	1,434	33,068
Starwood Hotels & Resorts Worldwide, Inc.	500	18,285
Wyndham Worldwide Corp.	400	8,068
Wynn Resorts Ltd. †	300	17,469

		128,450

Diversified Financials - 9.1%
American Express Co.	2,700	109,404
AmeriCredit Corp. †	200	3,808

	SHARES	VALUE (Note 2)
Diversified Financials - 9.1% (continued)
Ameriprise Financial, Inc.	600	$23,292
BlackRock, Inc.	135	31,347
CME Group, Inc.	100	33,595
Discover Financial Services	1,400	20,594
Franklin Resources, Inc.	500	52,675
Goldman Sachs Group, Inc.	1,200	202,607
IntercontinentalExchange, Inc. †	53	5,952
Invesco Ltd.	1,000	23,490
Jefferies Group, Inc. †	220	5,221
Knight Capital Group, Inc. Class A †	297	4,574
Morgan Stanley	3,300	97,680
MSCI, Inc. Class A †	200	6,360
Waddell & Reed Financial, Inc. Class A	400	12,216

		632,815

Energy - 8.4%
Alpha Natural Resources, Inc. †	300	13,014
Anadarko Petroleum Corp.	1,000	62,420
Cameron International Corp. †	500	20,900
Chesapeake Energy Corp.	1,300	33,644
CNX Gas Corp. †	200	5,904
Concho Resources, Inc. †	400	17,960
CONSOL Energy, Inc.	400	19,920
Continental Resources, Inc. †	400	17,156
Diamond Offshore Drilling, Inc.	300	29,526
Ensco International PLC ADR (United Kingdom)	400	15,976
EXCO Resources, Inc.	500	10,615
FMC Technologies, Inc. †	300	17,352
Halliburton Co.	2,000	60,180
Helmerich & Payne, Inc	300	11,964
Massey Energy Corp.	200	8,402
Nabors Industries Ltd. †	700	15,323
National-Oilwell Varco, Inc.	1,000	44,090
Newfield Exploration Co. †	200	9,646
Noble Corp.	600	24,420
Occidental Petroleum Corp.	100	8,135
Peabody Energy Corp.	600	27,126
Pioneer Natural Resources Co.	300	14,451
Pride International, Inc. †	500	15,955
Quicksilver Resources, Inc. †	500	7,505
Range Resources Corp.	200	9,970
Southwestern Energy Co. †	547	26,365
Weatherford International Ltd. †	1,600	28,656
World Fuel Services Corp.	200	5,358

		581,933

Food & Staples Retailing - 1.3%
Rite Aid Corp. †	3,400	5,134
Walgreen Co.	2,196	80,637
Whole Foods Market, Inc. †	200	5,490

		91,261

Food, Beverage & Tobacco - 0.8%
Coca-Cola Enterprises, Inc.	1,023	21,688
Cosan Ltd. Class A † (Brazil)	400	3,480
Del Monte Foods Co.	878	9,957
Dr Pepper Snapple Group, Inc. †	500	14,150
Green Mountain Coffee Roasters, Inc. †	32	2,607
Tyson Foods, Inc. Class A	468	5,742

		57,624

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	38

Schedule of Investments	December 31, 2009

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care Equipment & Services - 4.5%
Brookdale Senior Living, Inc. †	300	$5,457
Cerner Corp. †	254	20,940
CIGNA Corp.	600	21,162
Community Health Systems, Inc. †	200	7,120
Coventry Health Care, Inc. †	400	9,716
Edwards Lifesciences Corp. †	138	11,985
Express Scripts, Inc. †	600	51,870
Health Management Associates, Inc. Class A †	768	5,583
Hospira, Inc. †	191	9,741
Intuitive Surgical, Inc. †	100	30,332
Kinetic Concepts, Inc. †	300	11,295
McKesson Corp.	500	31,250
Medco Health Solutions, Inc. †	941	60,139
ResMed, Inc. †	148	7,736
Tenet Healthcare Corp. †	1,300	7,007
Universal Health Services, Inc. Class B	400	12,200
Wellpoint, Inc. †	88	5,130

		308,663

Household & Personal Products - 0.4%
Estee Lauder Cos., Inc. Class A	500	24,180
NBTY, Inc. †	100	4,354

		28,534

Insurance - 1.8%
American National Insurance Co.	100	11,944
Assured Guaranty Ltd.	300	6,528
First American Corp.	171	5,662
Genworth Financial, Inc. Class A †	900	10,215
Hartford Financial Services Group, Inc.	1,000	23,260
Prudential Financial, Inc.	1,000	49,760
XL Capital Ltd. Class A	800	14,664

		122,033

Materials - 6.0%
Air Products and Chemicals, Inc.	600	48,636
AK Steel Holding Corp.	300	6,405
Albemarle Corp.	300	10,911
Allegheny Technologies, Inc.	100	4,477
Ashland, Inc.	100	3,962
Celanese Corp. Series A	400	12,840
Cliffs Natural Resources, Inc.	300	13,827
Dow Chemical Co.	2,600	71,838
Freeport-McMoRan Copper & Gold, Inc. †	1,000	80,290
Hecla Mining Co. †	800	4,944
Huntsman Corp.	600	6,774
International Paper Co.	900	24,102
Lubrizol Corp.	156	11,380
MeadWestvaco Corp.	400	11,452
Mosaic Co.	900	53,757
Owens-Illinois, Inc. †	100	3,287
Praxair, Inc.	100	8,031
Rock-Tenn Co. Class A	100	5,041
Royal Gold, Inc.	100	4,710
Steel Dynamics, Inc.	500	8,860
Valspar Corp.	500	13,570
Walter Energy, Inc.	100	7,531

		416,625

Media - 3.4%
Cablevision Systems Corp. Class A	700	18,074
CBS Corp. Class B	1,500	21,075
Clear Channel Outdoor Holdings, Inc. Class A †	700	7,273

	SHARES	VALUE (Note 2)
Media - 3.4% (continued)
Discovery Communications, Inc. Class A †	666	$20,426
DISH Network Corp. Class A	1,100	22,847
Lamar Advertising Co. Class A †	200	6,218
Liberty Media Corp. Series A †	899	41,489
Scripps Networks Interactive, Inc. Class A	300	12,450
Thomson Reuters Corp.	100	3,225
Time Warner Cable, Inc.	700	28,973
Viacom, Inc. Class B †	1,300	38,649
Virgin Media, Inc.	700	11,781

		232,480

Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
Dendreon Corp. †	367	9,645
Endo Pharmaceuticals Holdings, Inc. †	200	4,102
Human Genome Sciences, Inc. †	400	12,240
Life Technologies Corp. †	420	21,937
Mylan, Inc. †	526	9,694
Valeant Pharmaceuticals International †	200	6,358
Warner Chilcott PLC Class A †	400	11,388
Waters Corp. †	200	12,392
Watson Pharmaceuticals, Inc. †	174	6,892

		94,648

Real Estate - 0.6%
CB Richard Ellis Group, Inc. Class A REIT †	700	9,499
Digital Realty Trust, Inc. REIT	100	5,028
Jones Lang Lasalle, Inc.	100	6,040
Macerich Co. REIT	200	7,190
Realty Income Corp. REIT	234	6,063
SL Green Realty Corp. REIT	200	10,048

		43,868

Retailing - 6.9%
Abercrombie & Fitch Co. Class A	300	10,455
Aeropostale, Inc. †	62	2,111
Amazon.com, Inc. †	904	121,605
American Eagle Outfitters, Inc.	500	8,490
AutoNation, Inc. †	314	6,013
Best Buy Co, Inc.	1,000	39,460
CarMax, Inc. †	426	10,331
Chico’s FAS, Inc. †	564	7,924
Dick’s Sporting Goods, Inc. †	186	4,626
Expedia, Inc. †	592	15,220
Gap, Inc.	1,586	33,227
Guess?, Inc.	200	8,460
J. Crew Group, Inc. †	200	8,948
J.C. Penney Co., Inc.	500	13,305
LKQ Corp. †	200	3,918
Limited Brands, Inc.	700	13,468
Macy’s, Inc.	900	15,084
Netflix, Inc. †	147	8,106
Nordstrom, Inc.	500	18,790
Office Depot, Inc. †	800	5,160
O’Reilly Automotive, Inc. †	199	7,586
priceline.com, Inc. †	126	27,531
Ross Stores, Inc.	200	8,542
Sears Holdings Corp. †	200	16,690
Tiffany & Co.	200	8,600
TJX Cos., Inc.	901	32,932
Urban Outfitters, Inc. †	400	13,996
Williams-Sonoma, Inc.	500	10,390

		480,968

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	39

Schedule of Investments	December 31, 2009

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. †	1,300	$12,584
Analog Devices, Inc.	500	15,790
Atheros Communications, Inc. †	300	10,272
Atmel Corp. †	2,900	13,369
Broadcom Corp. Class A †	825	25,946
Cree, Inc. †	185	10,428
Cypress Semiconductor Corp. †	1,100	11,616
Marvell Technology Group Ltd. †	900	18,675
Maxim Integrated Products, Inc.	1,000	20,300
Micron Technology, Inc. †	2,100	22,176
NVIDIA Corp. †	900	16,812
ON Semiconductor Corp. †	800	7,048
Teradyne, Inc. †	1,000	10,730
Texas Instruments, Inc.	2,600	67,757

		263,503

Software & Services - 22.4%
Adobe Systems, Inc. †	1,200	44,136
Akamai Technologies, Inc. †	400	10,132
BMC Software, Inc. †	238	9,544
Broadridge Financial Solutions, Inc.	400	9,024
Citrix Systems, Inc. †	252	10,486
Cognizant Technology Solutions Corp. Class A †	500	22,650
Computer Sciences Corp. †	195	11,218
eBay, Inc. †	2,900	68,266
Equinix, Inc. †	100	10,615
Fiserv, Inc. †	212	10,278
Genpact Ltd. †	800	11,920
Google, Inc. Class A †	700	433,986
Informatica Corp. †	400	10,344
Lender Processing Services, Inc.	156	6,343
MasterCard, Inc. Class A	300	76,794
McAfee, Inc. †	207	8,398
Microsoft Corp.	18,800	573,211
Oracle Corp.	307	7,534
Red Hat, Inc. †	229	7,076
Salesforce.com, Inc. †	200	14,754
Sybase, Inc. †	277	12,022
Synopsys, Inc. †	300	6,684
Syntel, Inc.	100	3,803
Visa, Inc. Class A	1,500	131,190
VistaPrint NV, Inc. †	134	7,592
VMware, Inc. Class A †	900	38,142

		1,556,142

Technology Hardware & Equipment - 16.6%
ADTRAN, Inc.	400	9,020
Agilent Technologies, Inc. †	800	24,856
Amphenol Corp. Class A	400	18,472
Apple, Inc. †	1,957	412,652
Arris Group, Inc. †	400	4,572
Arrow Electronics, Inc. †	200	5,922
Avnet, Inc. †	400	12,064
Brocade Communications Systems, Inc. †	697	5,318
Corning, Inc.	3,100	59,861
Dolby Laboratories, Inc. Class A †	156	7,446
EMC Corp. †	3,900	68,133
F5 Networks, Inc. †	66	3,497
Ingram Micro, Inc. Class A †	230	4,014
International Business Machines Corp.	2,641	345,707

	SHARES	VALUE (Note 2)
Technology Hardware & Equipment - 16.6% (continued)
Jabil Circuit, Inc.	400	$6,948
Juniper Networks, Inc. †	873	23,283
Motorola, Inc.	5,300	41,128
NetApp, Inc. †	700	24,073
Palm, Inc. †	499	5,010
Polycom, Inc. †	300	7,491
SanDisk Corp. †	400	11,596
Seagate Technology	1,100	20,009
Tellabs, Inc. †	900	5,112
Teradata Corp. †	188	5,909
Western Digital Corp. †	500	22,075

		1,154,168

Telecommunication Services - 1.1%
Crown Castle International Corp. †	600	23,424
NII Holdings, Inc. †	400	13,432
SBA Communications Corp. Class A †	200	6,832
Sprint Nextel Corp. †	6,600	24,156
tw Telecom, Inc. †	600	10,284

		78,128

Transportation - 0.8%
CSX Corp.	800	38,792
Hertz Global Holdings, Inc. †	500	5,960
JetBlue Airways Corp. †	811	4,420
Kansas City Southern Industries, Inc. †	200	6,658

		55,830

Utilities - 0.7%
AES Corp. †	900	11,979
Atmos Energy Corp.	200	5,880
Calpine Corp. †	1,200	13,200
National Fuel Gas Company Co.	200	10,000
ONEOK, Inc.	100	4,457

		45,516

TOTAL COMMON STOCKS (cost $6,522,739)		6,885,618

MONEY MARKET FUND - 2.0%
Dreyfus Institutional Cash Advance Fund - Institutional Class, 0.28% (a)(b)
(cost $141,027)	141,027	141,027

TOTAL INVESTMENTS - 101.3% (cost $6,663,766)		7,026,645

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3)%		(94,070)

NET ASSETS - 100.0%		$6,932,575

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of December 31, 2009.
(b)	Level 2 security (See Note 4).

All securities are Level 1, unless noted otherwise in parentheses.

The following abbreviations are used in portfolio descriptions:

ADR - American Depository Receipt.

REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	40

Schedule of Investments	December 31, 2009

AQR MOMENTUM FUND

Open futures contracts outstanding at December 31, 2009:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED DEPRECIATION
Long Position:
1	S&P 500 E-MINI	March 2010	$55,676	$55,535	$(141)

Cash held as collateral for futures contract was $12,484 at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	41

Schedule of Investments	December 31, 2009

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 99.8%	SHARES	VALUE (Note 2)
Automobile & Components - 2.6%
American Axle & Manufacturing Holdings, Inc. †	600	$4,812
ArvinMeritor, Inc. †	700	7,826
Cooper Tire & Rubber Co.	565	11,328
Dana Holding Corp. †	1,200	13,008
Dorman Products, Inc. †	132	2,067
Drew Industries, Inc. †	216	4,460
Federal-Mogul Corp. †	1,000	17,301
Modine Manufacturing Co. †	500	5,920
Spartan Motors, Inc.	261	1,469
Standard Motor Products, Inc. †	200	1,704
Stoneridge, Inc. †	300	2,703
Tenneco, Inc. †	500	8,865
Winnebago Industries, Inc. †	300	3,660

		85,123

Banks - 0.4%
American National Bankshares, Inc.	200	4,380
Bank of Marin Bancorp	85	2,768
First Bancorp	124	1,732
First Defiance Financial Corp.	142	1,603
Great Southern Bancorp, Inc.	135	2,884

		13,367

Capital Goods - 4.3%
AAON, Inc.	209	4,073
Advanced Battery Technologies, Inc. †	600	2,400
Aircastle Ltd.	680	6,698
BlueLinx Holdings, Inc. †	400	1,108
Broadwind Energy, Inc. †	1,000	8,090
Builders FirstSource, Inc. †	713	2,745
Capstone Turbine Corp. †	2,600	3,354
Chart Industries, Inc. †	400	6,620
Commercial Vehicle Group, Inc. †	400	2,396
EnerSys †	500	10,935
GenCorp, Inc. †	900	6,300
GeoEye, Inc. †	245	6,831
GT Solar International, Inc. †	1,600	8,896
Interline Brands, Inc. †	400	6,908
John Bean Technologies Corp.	300	5,103
Microvision, Inc. †	800	2,536
Middleby Corp. †	200	9,804
Orion Marine Group, Inc. †	218	4,591
PMFG Inc. †	300	4,863
Polypore International, Inc. †	600	7,140
Power-One, Inc. †	1,000	4,350
Quanex Building Products Corp.	400	6,788
Tennant Co.	200	5,238
Textainer Group Holdings Ltd.	500	8,450
UQM Technologies, Inc. †	400	2,740

		138,957

Commercial & Professional Services - 2.8%
Acacia Research Corp. †	526	4,792
Acco Brands Corp. †	700	5,096
APAC Customer Services, Inc. †	578	3,445
Cenveo, Inc. †	700	6,125
Diamond Management & Technology Consultants, Inc.	500	3,685
EnergySolutions, Inc.	1,000	8,490
EnerNOC, Inc. †	297	9,026
HNI Corp.	500	13,814

	SHARES	VALUE (Note 2)
Commercial & Professional Services - 2.8% (continued)
Interface, Inc.	800	$6,648
Kforce, Inc. †	327	4,088
M&F Worldwide Corp. †	200	7,900
Metalico, Inc. †	700	3,444
Spherion Corp. †	436	2,450
United Stationers, Inc. †	200	11,370
Volt Information Sciences, Inc. †	200	2,000

		92,373

Consumer Durables & Apparel - 2.6%
American Greetings Corp. Class A	400	8,716
Beazer Homes USA, Inc. †	500	2,420
Brunswick Corp.	900	11,439
Cherokee, Inc.	214	3,813
Crocs, Inc. †	1,000	5,750
Furniture Brands International, Inc. †	600	3,276
G-III Apparel Group Ltd. †	200	4,334
Hovnanian Enterprises, Inc. †	1,000	3,840
La-Z-Boy, Inc. †	600	5,718
Liz Claiborne, Inc. †	1,000	5,630
Oxford Industries, Inc.	200	4,136
Sealy Corp. †	1,100	3,476
Skechers U.S.A., Inc. Class A †	400	11,764
Smith & Wesson Holding Corp. †	786	3,215
Steven Madden Ltd. †	161	6,640

		84,167

Consumer Services - 5.3%
AFC Enterprises, Inc. †	500	4,080
Ambassadors Group, Inc.	200	2,658
Ameristar Casinos, Inc.	614	9,351
BJ’s Restaurants, Inc. †	282	5,307
Boyd Gaming Corp. †	1,000	8,370
Buffalo Wild Wings, Inc. †	258	10,390
Caribou Coffee Co., Inc. †	400	3,088
Carrols Restaurant Group, Inc. †	215	1,520
Cheesecake Factory, Inc. †	584	12,609
CPI Corp.	300	3,684
Cracker Barrel Old Country Store, Inc.	302	11,473
DineEquity, Inc. †	200	4,858
Domino’s Pizza, Inc. †	700	5,866
Einstein Noah Restaurant Group, Inc. †	300	2,949
Full House Resorts, Inc. †	900	3,132
Gaylord Entertainment Co. †	500	9,875
Isle of Capri Casinos, Inc. †	580	4,338
Landry’s Restaurants, Inc. †	200	4,258
Life Time Fitness, Inc. †	400	9,972
Lincoln Educational Services Corp. †	301	6,523
Mac-Gray Corp. †	300	3,090
Multimedia Games, Inc. †	600	3,606
P.F. Chang’s China Bistro, Inc. †	244	9,250
Ruby Tuesday, Inc. †	462	3,326
Shuffle Master, Inc. †	616	5,076
Sotheby’s	600	13,488
Steak n Shake Co. †	11	3,565
Stewart Enterprises, Inc. Class A	1,200	6,180

		171,882

Diversified Financials - 4.4%
Advance America Cash Advance Centers, Inc.	873	4,854
Ares Capital Corp.	1,059	13,185

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	42

Schedule of Investments	December 31, 2009

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Diversified Financials - 4.4% (continued)
ASTA Funding, Inc.	200	$1,418
BGC Partners, Inc. Class A	1,100	5,082
Broadpoint Gleacher Securities, Inc. †	1,758	7,841
Cardtronics, Inc. †	500	5,535
Cohen & Steers, Inc.	400	9,136
Credit Acceptance Corp. †	248	10,441
Dollar Financial Corp. †	300	7,098
Encore Capital Group, Inc. †	274	4,768
Evercore Partners, Inc. Class A	166	5,046
First Marblehead Corp. †	1,400	2,982
GAMCO Investors, Inc.	300	14,486
Hercules Technology Growth Capital, Inc.	202	2,099
JMP Group, Inc.	300	2,916
MarketAxess Holdings, Inc.	482	6,700
MCG Capital Corp. †	800	3,456
MF Global Ltd. †	1,313	9,125
Oppenheimer Holdings, Inc. Class A	200	6,644
PennantPark Investment Corp.	374	3,336
Primus Guaranty Ltd. †	600	1,830
Pzena Investment Management, Inc. Class A †	900	7,326
Rodman & Renshaw Capital Group, Inc. †	400	1,640
Safeguard Scientifics, Inc. †	300	3,093
U.S. Global Investors, Inc. Class A	200	2,462

		142,499

Energy - 7.7%
American Oil & Gas, Inc. †	700	2,940
ATP Oil & Gas Corp. †	500	9,140
Berry Petroleum Co. Class A	500	14,575
Brigham Exploration Co. †	700	9,485
Cheniere Energy, Inc. †	707	1,711
China North East Petroleum Holdings Ltd. †	300	2,775
Clean Energy Fuels Corp. †	500	7,705
CVR Energy, Inc. †	1,100	7,546
Enbridge Energy Management LLC †	104	5,524
Energy XXI Ltd.	2,000	4,620
Geokinetics, Inc. †	300	2,886
Global Industries Ltd. †	1,200	8,556
Gulf Island Fabrication, Inc.	200	4,206
Gulfport Energy Corp. †	500	5,725
Helix Energy Solutions Group, Inc. †	1,200	14,100
International Coal Group, Inc. †	2,000	7,720
ION Geophysical Corp.	1,300	7,696
Key Energy Services, Inc. †	1,300	11,427
Kodiak Oil & Gas Corp. †	1,700	3,774
Lufkin Industries, Inc.	100	7,320
Northern Oil and Gas, Inc. †	400	4,736
OYO Geospace Corp. †	100	4,289
Pacific Asia Petroleum, Inc. †	900	4,167
Parker Drilling Co. †	1,500	7,425
Patriot Coal Corp. †	900	13,915
Rex Energy Corp. †	400	4,800
Rosetta Resources, Inc. †	500	9,965
Stone Energy Corp. †	600	10,830
Syntroleum Corp. †	619	1,647
T-3 Energy Services, Inc. †	200	5,100
Tesco Corp. †	400	5,164
TETRA Technologies, Inc. †	1,000	11,080
Toreador Resources Corp. †	300	2,970

	SHARES	VALUE (Note 2)
Energy - 7.7% (continued)
Uranium Energy Corp. †	700	$2,646
Vanguard Natural Resources LLC	244	5,385
Venoco, Inc. †	600	7,824
Willbros Group, Inc. †	400	6,748

		248,122

Food & Staples Retailing - 0.8%
Andersons, Inc.	200	5,164
Great Atlantic & Pacific Tea Co., Inc. †	600	7,074
Rite Aid Corp. †	9,700	14,647

		26,885

Food, Beverage & Tobacco - 0.8%
Alliance One International, Inc. †	937	4,573
B&G Foods, Inc. Class A	268	2,460
Calavo Growers, Inc.	229	3,893
Diamond Foods, Inc.	145	5,153
Imperial Sugar Co.	100	1,744
Universal Corp.	200	9,122

		26,945

Health Care Equipment & Services - 5.1%
Air Methods Corp. †	101	3,396
Align Technology, Inc. †	786	14,007
Allied Healthcare International, Inc. †	1,400	4,074
Alphatec Holdings, Inc. †	700	3,738
American Medical Systems Holdings, Inc. †	800	15,431
BioScrip, Inc. †	308	2,575
Bovie Medical Corp. †	500	3,905
Chindex International, Inc. †	200	2,826
Clarient, Inc. †	568	1,505
Computer Programs & Systems, Inc.	138	6,355
Dexcom, Inc. †	600	4,848
Electro-Optical Sciences, Inc. †	207	2,145
Emeritus Corp. †	400	7,500
Endologix, Inc. †	500	2,640
Healthways, Inc. †	400	7,336
Insulet Corp. †	400	5,712
Invacare Corp.	300	7,482
IPC The Hospitalist Co. Inc. †	141	4,688
LCA-Vision, Inc. †	365	1,869
MAKO Surgical Corp. †	195	2,165
MedAssets, Inc. †	626	13,277
Merge Healthcare, Inc. †	600	2,016
NxStage Medical, Inc. †	600	5,010
Odyssey HealthCare, Inc. †	266	4,144
Orthofix International NV † (Netherlands)	138	4,274
Orthovita, Inc. †	360	1,264
Palomar Medical Technologies, Inc. †	141	1,421
Providence Service Corp. †	200	3,160
RehabCare Group, Inc. †	131	3,986
Rockwell Medical Technologies, Inc. †	300	2,307
Sunrise Senior Living, Inc. †	700	2,254
Transcend Services, Inc. †	200	4,272
Utah Medical Products, Inc.	200	5,864
Vascular Solutions, Inc. †	400	3,356
Virtual Radiologic Corp. †	300	3,828

		164,630

Household & Personal Products - 1.2%
Bare Escentuals, Inc. †	1,100	13,453
Inter Parfums, Inc.	400	4,868

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	43

Schedule of Investments	December 31, 2009

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Household & Personal Products - 1.2% (continued)
Medifast, Inc. †	132	$4,037
Orchids Paper Products Co. †	200	4,004
Revlon, Inc. Class A †	700	11,907

		38,269

Insurance - 1.0%
American Equity Investment Life Holding Co.	300	2,232
American Physicians Service Group, Inc.	110	2,538
American Safety Insurance Holdings Ltd. †	231	3,338
Greenlight Capital Re Ltd. †	400	9,428
Maiden Holdings Ltd.	900	6,588
National Financial Partners Corp. †	700	5,663
Universal Insurance Holdings, Inc.	466	2,735

		32,522

Materials - 4.8%
AEP Industries, Inc. †	62	2,373
Allied Nevada Gold Corp. †	817	12,320
Boise, Inc. †	900	4,779
Buckeye Technologies, Inc. †	500	4,880
Bway Holding Co. †	139	2,672
General Moly Inc. †	1,600	3,328
Golden Star Resources Ltd. †	2,600	8,112
Graphic Packaging Holding Co. †	3,400	11,798
Hawkins, Inc.	114	2,489
Horsehead Holding Corp. †	400	5,100
Innospec, Inc.	300	3,027
Kaiser Aluminum Corp.	200	8,324
KapStone Paper and Packaging Corp. †	400	3,940
KMG Chemicals, Inc.	300	4,485
Louisiana-Pacific Corp. †	1,300	9,074
LSB Industries, Inc. †	100	1,410
Omnova Solutions, Inc. †	689	4,224
PolyOne Corp. †	1,100	8,217
Schweitzer-Mauduit International, Inc.	214	15,055
Solutia, Inc. †	1,200	15,239
Spartech Corp.	400	4,104
Stillwater Mining Co. †	1,300	12,324
U.S. Gold Corp. †	2,073	5,141
Verso Paper Corp. †	700	1,827

		154,242

Media - 4.0%
Arbitron, Inc.	300	7,026
Belo Corp.	1,100	5,984
Carmike Cinemas, Inc. †	150	1,134
Dolan Media Co. †	400	4,084
Entercom Communications Corp. Class A †	500	3,535
Entravision Communications Corp. Class A †	1,000	3,400
E.W. Scripps Co. Class A †	700	4,872
Harte-Hanks, Inc.	700	7,546
Knology, Inc. †	400	4,380
Lee Enterprises, Inc. †	800	2,776
LIN TV Corp. Class A †	700	3,122
LodgeNet Interactive Corp. †	368	2,035
Martha Stewart Living Omnimedia, Inc. Class A †	800	3,952
McClatchy Co. Class A	1,000	3,540
Media General, Inc. Class A †	400	3,136
Meredith Corp.	500	15,425
National CineMedia, Inc.	489	8,103
Radio One, Inc. Class D †	900	2,610

	SHARES	VALUE (Note 2)
Media - 4.0% (continued)
Rentrak Corp. †	100	$1,767
Salem Communications Corp. Class A †	400	2,396
Scholastic Corp. †	300	8,949
Valassis Communications, Inc. †	500	9,130
Warner Music Group Corp. †	1,600	9,056
World Wrestling Entertainment, Inc. Class A	734	11,252

		129,210

Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
Acadia Pharmaceuticals, Inc. †	1,000	1,320
Accelrys, Inc. †	503	2,882
Affymax, Inc. †	167	4,132
Ardea Biosciences, Inc. †	144	2,016
ARIAD Pharmaceuticals, Inc. †	1,700	3,876
AVANIR Pharmaceuticals, Inc. Class A †	684	1,300
AVI BioPharma, Inc. †	1,700	2,482
BioCryst Pharmaceuticals, Inc. †	702	4,535
BioSpecifics Technologies Corp. †	100	2,935
Cell Therapeutics, Inc. †	6,600	7,524
CEL-SCI Corp. †	3,100	2,790
Chelsea Therapeutics International Ltd. †	800	2,160
Clinical Data, Inc. †	300	5,478
Curis, Inc. †	1,000	3,250
Cytori Therapeutics, Inc. †	600	3,660
Dionex Corp. †	200	14,773
Enzon Pharmaceuticals, Inc. †	500	5,265
Helicos BioSciences Corp. †	900	927
Hi-Tech Pharmacal Co. Inc. †	100	2,805
ImmunoGen, Inc. †	478	3,757
Immunomedics, Inc. †	724	2,324
Incyte Corp. †	1,300	11,843
Inovio Biomedical, Corp. †	1,700	1,938
Inspire Pharmaceuticals, Inc. †	933	5,150
Ista Pharmaceuticals, Inc. †	600	2,736
Jazz Pharmaceuticals, Inc. †	300	2,364
Keryx Biopharmaceuticals, Inc. †	1,000	2,500
Lannett Co. Inc. †	300	1,773
MannKind Corp. †	1,126	9,864
Maxygen, Inc. †	350	2,132
Medicis Pharmaceutical Corp. Class A	600	16,229
Medivation, Inc. †	300	11,295
Micromet, Inc. †	880	5,861
Nektar Therapeutics †	810	7,549
NeurogesX, Inc. †	300	2,313
Novavax, Inc. †	1,400	3,724
Oncothyreon, Inc. †	500	2,695
Par Pharmaceutical Cos., Inc. †	400	10,824
PDL BioPharma, Inc.	1,166	7,999
Pharmasset, Inc. †	300	6,210
Repligen, Corp. †	700	2,877
Salix Pharmaceuticals Ltd. †	554	14,072
Santarus, Inc. †	900	4,158
Savient Pharmaceuticals, Inc. †	700	9,527
SciClone Pharmaceuticals, Inc. †	900	2,097
SIGA Technologies, Inc. †	870	5,046
Spectrum Pharmaceuticals, Inc. †	633	2,811
StemCells, Inc. †	1,347	1,697
SuperGen, Inc. †	585	1,533
Targacept, Inc. †	300	6,276

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	44

Schedule of Investments	December 31, 2009

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Pharmaceuticals, Biotechnology & Life Sciences - 8.1% (continued)
Vanda Pharmaceuticals, Inc. †	326	$3,664
Vical, Inc. †	800	2,632
VIVUS, Inc. †	800	7,352
ZymoGenetics, Inc. †	800	5,112

		264,044

Real Estate - 2.8%
Ashford Hospitality Trust, Inc. REIT †	900	4,176
CBL & Associates Properties, Inc. REIT	1,500	14,505
DiamondRock Hospitality Co. REIT †	1,200	10,164
DuPont Fabros Technology, Inc. REIT	500	8,995
FelCor Lodging Trust, Inc. REIT †	900	3,240
Forestar Group, Inc. REIT †	400	8,792
Gladstone Commercial Corp. REIT	200	2,682
Gramercy Capital Corp. REIT †	1,000	2,590
LaSalle Hotel Properties REIT	600	12,738
Medical Properties Trust, Inc. REIT	800	8,000
Ramco-Gershenson Properties Trust REIT	400	3,816
Sun Communities, Inc. REIT	209	4,128
U-Store-It Trust REIT	1,000	7,320

		91,146

Retailing - 10.6%
America’s Car-Mart, Inc. †	97	2,554
AnnTaylor Stores Corp. †	700	9,548
Asbury Automotive Group, Inc. †	400	4,612
Barnes & Noble, Inc.	800	15,256
Big 5 Sporting Goods Corp.	225	3,866
Blue Nile, Inc. †	128	8,106
Bon-Ton Stores, Inc.	300	2,943
Books-A-Million, Inc.	300	2,016
Cabela’s, Inc. †	797	11,365
Casual Male Retail Group, Inc. †	1,100	2,563
Charming Shoppes, Inc. †	1,200	7,764
Citi Trends, Inc. †	133	3,673
Collective Brands, Inc. †	600	13,662
Core-Mark Holding Co, Inc. †	105	3,461
Dillard’s, Inc. Class A	700	12,915
Dress Barn, Inc. †	723	16,700
drugstore.com, Inc. †	1,600	4,944
DSW, Inc. Class A †	511	13,225
Finish Line, Inc. Class A	500	6,275
Gander Mountain Co. †	600	3,060
Genesco, Inc. †	300	8,238
Group 1 Automotive, Inc. †	250	7,088
Gymboree Corp. †	300	13,047
Haverty Furniture Cos. Inc. †	225	3,089
hhgregg, Inc. †	391	8,614
Hot Topic, Inc. †	291	1,851
Jo-Ann Stores, Inc. †	302	10,944
Jos. A. Bank Clothiers, Inc. †	176	7,425
Kirkland’s, Inc. †	161	2,797
Lithia Motors, Inc. Class A †	200	1,644
Lumber Liquidators, Inc. †	232	6,218
MarineMax, Inc. †	300	2,757
Men’s Wearhouse, Inc.	600	12,636
NutriSystem, Inc.	300	9,351
Orbitz Worldwide, Inc. †	1,000	7,340
Penske Automotive Group, Inc. †	1,000	15,180
Pep Boys - Manny, Moe & Jack	602	5,093
Pier 1 Imports, Inc. †	900	4,581

	SHARES	VALUE (Note 2)
Retailing - 10.6% (continued)
Retail Ventures, Inc. †	600	$5,334
Shoe Carnival, Inc. †	200	4,094
Shutterfly, Inc. †	223	3,972
Sonic Automotive, Inc. Class A †	600	6,234
Stein Mart, Inc. †	565	6,023
Systemax, Inc. †	400	6,284
Talbots, Inc. †	600	5,346
Taleo Corp.	400	9,408
Ulta Salon Cosmetics & Fragrance, Inc. †	600	10,896
U.S. Auto Parts Network, Inc. †	600	3,120
ValueVision Media, Inc. Class A †	500	2,400
West Marine, Inc. †	400	3,224

		342,736

Semiconductors & Semiconductor Equipment - 6.6%
Amkor Technology, Inc. †	1,800	12,888
ANADIGICS, Inc. †	900	3,798
Applied Micro Circuits Corp. †	508	3,795
Cavium Networks, Inc. †	500	11,915
Cymer, Inc. †	381	14,623
Diodes, Inc. †	600	12,270
Entegris, Inc. †	1,400	7,392
Entropic Communications, Inc. †	1,100	3,377
Fairchild Semiconductor International, Inc. †	1,400	13,986
Kopin Corp. †	530	2,215
Kulicke & Soffa Industries, Inc. †	800	4,312
Lattice Semiconductor Corp. †	1,200	3,240
LTX-Credence Corp. †	1,700	3,026
MIPS Technologies, Inc. †	1,022	4,466
Monolithic Power Systems, Inc. †	291	6,975
Nanometrics, Inc. †	300	3,399
Netlogic Microsystems, Inc. †	291	13,462
NVE Corp. †	42	1,735
OmniVision Technologies, Inc. †	593	8,616
Photronics, Inc. †	500	2,225
Power Integrations, Inc.	300	10,908
RF Micro Devices, Inc. †	2,683	12,798
Rubicon Technology, Inc. †	200	4,062
Tessera Technologies, Inc. †	563	13,101
Trident Microsystems, Inc. †	800	1,488
TriQuint Semiconductor Corp. †	1,700	10,200
Ultra Clean Holdings †	400	2,796
Veeco Instruments, Inc. †	400	13,216
Volterra Semiconductor Corp. †	300	5,736
Zoran Corp. †	202	2,232

		214,252

Software & Services - 12.1%
Actuate Corp. †	715	3,060
Advent Software, Inc. †	300	12,219
American Software, Inc. Class A	400	2,400
ArcSight, Inc. †	340	8,697
Ariba, Inc. †	900	11,268
Art Technology Group, Inc. †	1,706	7,694
Blackbaud, Inc.	500	11,815
Blackboard, Inc. †	300	13,617
Bottomline Technologies, Inc. †	215	3,778
CommVault Systems, Inc. †	500	11,845
Deltek, Inc. †	800	6,224
Ebix, Inc. †	179	8,741

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	45

Schedule of Investments	December 31, 2009

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Software & Services - 12.1% (continued)
Euronet Worldwide, Inc. †	611	$13,411
Exlservice Holdings, Inc. †	300	5,448
Global Cash Access Holdings, Inc. †	913	6,838
GSI Commerce, Inc. †	498	12,644
iGATE Corp.	700	7,000
InfoGROUP, Inc.	800	6,416
Innodata Isogen, Inc. †	288	1,596
Interactive Intelligence, Inc. †	151	2,784
JDA Software Group, Inc. †	400	10,188
Knot, Inc. †	200	2,014
Lionbridge Technologies, Inc. †	900	2,070
LivePerson, Inc. †	651	4,537
MicroStrategy, Inc. Class A †	100	9,402
ModusLink Global Solutions, Inc. †	500	4,705
MoneyGram International, Inc. †	789	2,272
Netezza Corp. †	800	7,760
NetSuite, Inc. †	600	9,588
NIC, Inc. †	420	3,839
Openwave Systems, Inc. †	642	1,464
Pegasystems, Inc.	402	13,668
Perficient, Inc. †	500	4,215
Radiant Systems, Inc. †	500	5,200
RightNow Technologies, Inc. †	400	6,948
Sapient Corp. †	1,400	11,578
SAVVIS, Inc. †	651	9,147
Smith Micro Software, Inc. †	166	1,517
Sonic Solutions †	300	3,549
SonicWALL, Inc. †	600	4,566
Sourcefire, Inc. †	214	5,725
SuccessFactors, Inc. †	600	9,948
TeleTech Holdings, Inc. †	700	14,021
Terremark Worldwide, Inc. †	800	5,472
TNS, Inc. †	300	7,707
Travelzoo, Inc. †	162	1,991
Tyler Technologies, Inc. †	496	9,875
Ultimate Software Group, Inc.	300	8,811
Unisys Corp. †	400	15,425
VeriFone Holdings, Inc. †	800	13,104
Virnetx Holding Corp. †	700	2,065
Virtusa Corp. †	400	3,624
Web.com Group, Inc. †	500	3,265
Wright Express Corp. †	446	14,210

		390,965

Technology Hardware & Equipment - 8.9%
Acme Packet, Inc. †	635	6,985
Affymetrix, Inc. †	700	4,088
Agilysys, Inc.	300	2,730
Anaren, Inc. †	211	3,176
Aruba Networks, Inc. †	1,017	10,841
BigBand Networks, Inc. †	519	1,785
Blue Coat Systems, Inc. †	469	13,385
Brightpoint, Inc. †	900	6,615
Ciena Corp. †	1,200	13,008
Compellent Technologies, Inc. †	284	6,441
Comverge, Inc. †	300	3,372
Cray, Inc. †	381	2,446
CTS Corp.	500	4,810
DG Fastchannel, Inc. †	300	8,379

	SHARES	VALUE (Note 2)
Technology Hardware & Equipment - 8.9% (continued)
DTS, Inc. †	200	$6,842
Finisar Corp. †	800	7,136
Hughes Communications, Inc. †	300	7,809
Hutchinson Technology, Inc. †	300	3,078
Intevac, Inc. †	300	3,441
Isilon Systems, Inc. †	800	5,488
Littelfuse, Inc. †	200	6,430
Loral Space & Communications, Inc. †	304	9,609
Maxwell Technologies, Inc. †	272	4,852
Mercury Computer Systems, Inc. †	380	4,184
Multi-Fineline Electronix, Inc. †	300	8,511
NETGEAR, Inc. †	267	5,791
Network Equipment Technologies, Inc. †	500	2,025
Novatel Wireless, Inc. †	309	2,463
Oclaro, Inc. †	2,400	3,528
Oplink Communications, Inc. †	206	3,376
Plantronics, Inc.	500	12,990
Plexus Corp. †	500	14,251
Powerwave Technologies, Inc. †	2,500	3,150
Quantum Corp. †	2,400	7,032
Sanmina-SCI Corp. †	700	7,721
ShoreTel, Inc. †	280	1,618
Smart Modular Technologies (WWH), Inc. †	700	4,403
Spectrum Control, Inc. †	400	3,788
STEC, Inc. †	500	8,170
Super Micro Computer, Inc. †	500	5,560
Symmetricom, Inc. †	468	2,434
Synaptics, Inc. †	400	12,260
SYNNEX Corp. †	361	11,068
TTM Technologies, Inc. †	500	5,765
Vishay Intertechnology, Inc.	1,900	15,866

		288,700

Telecommunication Services - 1.4%
AboveNet, Inc. †	200	13,007
Atlantic Tele-Network, Inc.	182	10,012
Cincinnati Bell, Inc. †	2,400	8,280
inContact, Inc. †	906	2,655
PAETEC Holding Corp. †	1,300	5,395
TerreStar Corp. †	2,700	2,538
Vonage Holdings Corp. †	2,100	2,940

		44,827

Transportation - 1.5%
Air Transport Services Group, Inc. †	700	1,848
Atlas Air Worldwide Holdings, Inc. †	200	7,450
Avis Budget Group, Inc. †	900	11,808
Dollar Thrifty Automotive Group, Inc. †	200	5,122
Genco Shipping & Trading Ltd.	400	8,952
International Shipholding Corp.	100	3,107
Macquarie Infrastructure Co. LLC †	400	4,912
Pinnacle Airlines Corp. †	400	2,752
Saia, Inc. †	114	1,689

		47,640

TOTAL COMMON STOCKS (cost $3,038,011)		3,233,503

EXCHANGE-TRADED FUND - 0.2%
iShares Russell 2000 Index Fund (cost $5,986)	100	6,226

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	46

Schedule of Investments	December 31, 2009

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
MONEY MARKET FUND - 2.1%
Dreyfus Institutional Cash Advance 99 - Institutional Class, 0.28% (a)(b)
(cost $66,634)	66,634	$66,634

TOTAL INVESTMENTS - 102.1%
(cost $3,110,631)		3,306,363

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1) %		(66,758)

NET ASSETS - 100.0%		$3,239,605

All securities are United States companies, unless noted otherwise in parentheses.

(†)	Non-income producing security.
(a)	Represents annualized seven-day yield as of December 31, 2009.
(b)	Level 2 security (See Note 4).

All securities are Level 1, unless noted otherwise in parentheses.

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	47

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 86.3%	SHARES	VALUE (Note 2)
Australia - 12.2%
Amcor Ltd.	4,657	$25,927
ASX Ltd.	442	13,780
Australia & New Zealand Banking Group Ltd. †	17,368	353,932
BHP Billiton Ltd.	36,450	1,394,818
Coca-Cola Amatil Ltd.	3,488	35,963
Commonwealth Bank of Australia	10,457	510,529
Computershare Ltd.	3,550	36,322
Energy Resources of Australia Ltd.	323	6,893
Equinox Minerals Ltd (b)†	6,100	23,855
Fortescue Metals Group Ltd. †	22,627	89,500
Harvey Norman Holdings Ltd.	4,948	18,654
Macquarie Group Ltd.	2,391	102,445
National Australia Bank Ltd.	10,904	266,102
New Hope Corp Ltd.	4,832	20,306
Orica Ltd.	2,058	47,848
Oxiana Resources NL †	31,220	33,277
Sonic Healthcare Ltd.	1,630	22,449
Toll Holdings Ltd.	1,130	8,824
Wesfarmers Ltd.	6,924	193,559
Westpac Banking Corp.	17,653	398,758
WorleyParsons Ltd.	1,373	35,651

		3,639,392

Austria - 1.3%
Erste Bank AG	2,815	104,602
Immoeast AG †	9,115	50,043
OMV AG	2,026	88,894
Raiffeisen International Bank-Holding	1,503	83,967
Voestalpine AG	1,187	43,365

		370,871

Belgium - 2.6%
Anheuser-Busch InBev NV	10,685	553,132
Delhaize Group	197	15,070
Dexia SA †	14,154	89,096
Fortis †	20,650	76,439
UCB SA	648	27,047

		760,784

Canada - 10.3% (b)
Agrium, Inc.	600	37,531
Bank of Montreal	3,300	176,225
Bank of Nova Scotia	5,400	254,136
Bell Aliant Regional Communication Income Fund	1,900	50,922
Cameco Corp.	1,900	61,640
Canadian Imperial Bank of Commerce	1,900	123,808
Canadian Natural Resources Ltd.	3,100	225,271
Canadian Oil Sands Trust	2,700	77,217
Canadian Tire Corp. Class A	600	32,988
CGI Group. Inc. Class A †	2,200	29,955
CI Financial Corp.	1,900	39,967
Crescent Point Energy Corp.	1,100	41,534
Eldorado Gold Corp. †	2,300	32,812
First Quantum Minerals Ltd.	400	30,697
Franco-Nevada Corp.	800	21,494
George Weston Ltd.	300	19,196
Goldcorp, Inc.	1,000	39,537
IAMGOLD Corp.	2,200	34,730
IGM Financial, Inc.	1,300	52,716
Ivanhoe Mines Ltd. †	1,500	22,245

	SHARES	VALUE (Note 2)
Canada - 10.3% (continued)
Kinross Gold Corp	1,000	$18,521
Loblaw Cos. Ltd.	500	16,197
Lundin Mining Corp. †	5,600	23,024
Metro, Inc. Class A	300	11,250
National Bank of Canada	800	46,079
Niko Resources Ltd.	100	9,409
Pacific Rubiales Energy Corp.	1,200	17,727
Petrobank Energy and Resources Ltd. †	800	39,172
Royal Bank of Canada	7,700	415,241
Saputo, Inc.	900	26,462
Silver Wheaton Corp. †	2,900	44,033
SNC-Lavalin Group, Inc.	800	41,298
Suncor Energy, Inc.	9,500	337,998
Talisman Energy, Inc.	6,500	122,374
Teck Resources Ltd. Class B †	3,900	137,303
Toronto-Dominion Bank	5,100	321,649
Yamana Gold, Inc.	3,100	35,569

		3,067,927

China - 0.2%
Foxconn International Holdings Ltd. †	40,000	46,048

Denmark - 0.6%
Carlsberg A/S Class B	960	70,670
Danske Bank A/S †	3,374	75,744
Novo Nordisk A/S Class B	585	37,347

		183,761

Finland - 0.4%
Kone Oyi Class B	1,297	55,582
Sampo Oyj Class A	2,722	66,308

		121,890

France - 9.6%
Alcatel-Lucent †	11,746	39,551
BNP Paribas	7,096	562,840
Bouygues SA	827	42,837
Christian Dior SA	1,122	114,982
CNP Assurances	840	81,342
Compagnie Generale des Etablissements Michelin Class B	698	53,459
Credit Agricole SA	17,563	308,228
Eiffage SA	525	29,590
Eramet	180	56,371
Essilor International SA	668	39,954
Fonciere des Regions	224	22,905
Iliad SA	306	36,568
Klepierre	1,272	51,535
Lafarge SA	1,442	118,755
Legrand SA	1,385	38,547
LVMH Moet Hennessy Louis Vuitton SA	3,401	381,346
Natixis	22,157	110,637
PSA Peugeot Citroen SA †	1,413	47,501
PPR	812	97,468
Publicis Groupe	916	37,245
Renault SA †	1,705	87,466
Schneider Electric SA	1,421	165,224
Technip SA	579	40,736
Unibail-Rodamco	535	117,529
Vallourec SA	431	77,976
Vinci SA	1,765	99,318

		2,859,910

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	48

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Germany - 5.7%
Adidas AG	1,335	$72,311
BASF SE	6,719	415,843
Bayerische Motoren Werke AG	3,856	175,533
Deutsche Bank AG	4,240	299,810
Deutsche Postbank AG †	1,760	57,496
Hannover Rueckversicherung AG †	181	8,456
Heidelbergcement AG	1,146	79,282
Henkel AG & Co. KGaA	2,539	133,331
Hochtief AG	330	25,168
Linde AG	1,020	122,892
MAN SE	1,033	80,153
Metro AG	1,805	110,236
ThyssenKrupp AG	1,828	68,719
Wacker Chemie AG	346	60,185

		1,709,415

Hong Kong - 8.2%
Bank of East Asia Ltd.	16,400	64,428
BOC Hong Kong Holdings Ltd.	75,500	169,624
Cathay Pacific Airways Ltd.	27,000	50,141
Dairy Farm International Holdings Ltd.	5,400	32,251
Esprit Holdings Ltd.	6,353	42,150
Guoco Group Ltd.	4,000	42,723
Hang Lung Group Ltd.	8,000	39,564
Hang Lung Properties Ltd.	22,000	86,248
Henderson Land Development Co. Ltd.	12,000	89,673
Hong Kong and China Gas Co. Ltd.	37,000	92,802
Hong Kong Exchanges & Clearing Ltd.	7,000	124,547
Hong Kong Land Holdings Ltd.	13,000	64,026
Hutchison Whampoa Ltd.	31,000	212,098
Jardine Matheson Holdings Ltd.	4,400	132,188
Jardine Strategic Holdings Ltd.	5,500	96,436
Kerry Properties Ltd.	8,500	42,993
Li & Fung Ltd.	24,000	99,227
Link REIT	13,000	33,172
MTR Corp. Ltd.	34,500	118,855
New World Development Co. Ltd.	19,000	38,711
Noble Group Ltd.	30,000	68,813
NWS Holdings Ltd.	4,000	7,341
Orient Overseas International Ltd.	7,000	32,460
SHANGRI-LA Asia Ltd.	20,000	37,472
Sino Land Co. Ltd.	24,000	46,205
Sino-Forest Corp. †(b)	1,400	25,943
Skyworth Digital Holdings Ltd.	22,000	22,564
Sun Hung Kai Properties Ltd.	16,000	237,906
Swire Pacific Ltd. Class A	8,000	96,747
Wharf Holdings Ltd.	19,000	109,041
Wheelock and Co. Ltd.	19,000	57,955
Yue Yuen Industrial Holdings Ltd.	13,500	39,086

		2,453,390

Italy - 2.2%
Atlantia SpA	2,720	71,134
Fiat SpA †	8,493	124,286
Mediaset SpA	5,843	48,041
Saipem SpA	2,045	70,574
UniCredit SpA †	98,081	327,959

		641,994

Japan - 9.5%
Aisin Seiki Co Ltd.	1,500	43,337
AMADA Co. Ltd.	4,000	25,055

	SHARES	VALUE (Note 2)
Japan - 9.5% (continued)
Chiba Bank Ltd.	4,000	$23,925
COMSYS Holdings Corp.	1,500	15,779
Daicel Chemical Industries Ltd.	3,000	17,622
Dainippon Sumitomo Pharma Co. Ltd.	1,100	11,545
Denso Corp.	5,000	151,085
Fuji Media Holdings, Inc.	10	13,856
GS Yuasa Corp.	4,000	29,571
Hirose Electric Co. Ltd.	300	31,455
Hitachi Chemical Co. Ltd.	1,700	34,647
Hitachi Construction Machinery Co. Ltd.	1,400	36,698
Hitachi Maxell Ltd.	1,000	18,191
Hitachi Software Engineering Co. Ltd.	700	19,813
Honda Motor Co. Ltd.	10,800	366,430
Hoya Corp.	1,800	48,029
IBIDEN Co. Ltd.	900	32,278
IHI Corp. †	12,000	19,137
JSR Corp.	1,600	32,562
Kaneka Corp.	3,000	19,114
Kansai Paint Co. Ltd.	4,000	33,522
Kawasaki Heavy Industries Ltd.	11,000	27,920
Keihin Electric Express Railway Co. Ltd.	1,000	7,362
Keio Corp.	1,000	6,034
Keisei Electric Railway Co. Ltd.	1,000	5,471
Komatsu Ltd.	5,100	106,764
Kubota Corp.	4,000	36,703
Kurita Water Industries Ltd.	600	18,851
Makita Corp.	900	30,913
Matsui Matsushita Electric Works Co. Ltd.	1,000	12,116
McDonald’s Holdings Co. Japan Ltd	500	9,563
Mitsubishi Corp.	8,500	211,723
Mizuho Investors Securities Co. Ltd. †	10,000	9,747
Mizuho Securities Co. Ltd	10,000	30,260
NGK Insulators Ltd.	2,000	43,739
NGK Spark Plug Co. Ltd.	1,000	11,344
Nidec Corp.	800	73,939
Nikon Corp.	1,800	35,544
Nippon Electric Glass Co. Ltd.	2,000	27,528
Nippon Kayaku Co. Ltd.	1,000	9,026
Nippon Mining Holdings, Inc.	5,500	23,605
Nippon Television Network Corp.	140	18,198
Nissan Chemical Industries Ltd.	2,000	28,508
Nissan Motor Co. Ltd. †	24,300	213,546
Nitori Co. Ltd.	100	7,443
Olympus Corp.	1,100	35,465
Park24 Co. Ltd.	2,000	21,272
Rohm Co. Ltd.	600	39,158
Santen Pharmaceutical Co. Ltd.	700	22,486
Sega Sammy Holdings, Inc.	1,100	13,163
Seino Holdings Co. Ltd.	3,000	19,042
Sharp Corp.	6,000	75,770
Shikoku Shimamura Co., Ltd.	100	9,555
Shimano, Inc.	800	32,298
Shin-Etsu Chemical Co. Ltd.	600	33,875
Shinko Electric Industries Co., Ltd.	1,200	17,468
Softbank Corp.	400	9,377
Stanley Electric Co. Ltd.	1,300	26,368
SUMCO Corp.	1,300	22,972
Sumitomo Metal Mining Co. Ltd.	5,000	73,788
Suzuki Motor Corp.	3,100	76,344

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	49

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 9.5% (continued)
Taiyo Nippon Sanso Corp.	2,000	$21,285
TDK Corp.	600	36,667
Tokyo Electron Ltd.	900	57,769
Tokyu Land Corp.	3,000	11,144
Toppan Printing Co. Ltd.	2,000	16,284
Toyo Seikan Kaisha Ltd.	1,400	21,328
Toyoda Gosei Co. Ltd.	900	27,265
Toyota Boshoku Corp.	1,100	24,560
Toyota Tsusho Corp.	2,600	38,474
Yokogawa Electric Corp.	1,900	16,780

		2,829,455

Luxembourg - 1.8%
ArcelorMittal	8,665	377,600
Tenaris SA	7,216	155,511

		533,111

Netherlands - 2.1%
Akzo Nobel NV	1,382	91,647
ASML Holding NV	2,850	97,304
European Aeronautic Defence and Space Co. NV	1,098	22,071
Hal Trust	326	33,256
Heineken NV	2,468	117,165
Koninklijke (Royal) KPN NV	1,108	54,440
Koninklijke (Royal) Philips Electronics NV	4,755	140,555
Koninklijke KPN NV	2,245	38,159
Randstad Holding NV †	877	43,637

		638,234

Norway - 1.7%
DnB NOR ASA †	12,400	133,867
Norsk Hydro ASA	6,600	55,443
Seadrill Ltd.	3,250	82,689
Telenor ASA	10,400	145,285
Yara International ASA	2,050	92,855

		510,139

Papua New Guinea - 0.1%
Oil Search Ltd.	6,982	38,281

Portugal - 0.5%
Galp Energia, SGPS, SA Class B	6,192	106,953
Portugal Telecom, SGPS, SA	3,443	42,012

		148,965

Singapore - 3.8%
Capitaland Ltd.	34,000	100,863
City Developments Ltd.	6,000	49,059
DBS Group Holdings Ltd.	17,000	184,807
Jardine Cycle & Carriage Ltd.	2,000	38,186
Keppel Corp. Ltd.	15,000	87,377
Keppel Land Ltd.	22,000	54,365
Oversea-Chinese Banking Corp. Ltd.	19,000	122,344
SembCorp Marine Ltd.	12,000	31,310
Singapore Airlines Ltd.	2,000	21,182
Singapore Exchange Ltd.	12,000	70,658
United Overseas Bank Ltd.	11,000	153,117
Wilmar International Ltd.	46,000	209,162

		1,122,430

	SHARES	VALUE (Note 2)
Spain - 6.1%
Abertis Infraestructuras SA	3,487	$78,838
ACS Actividades de Construccion y Servicios SA	761	38,041
Banco Bilbao Vizcaya Argentaria SA	22,209	404,759
Banco Santander SA	56,041	926,058
Bankinter SA	2,391	24,633
Criteria Caixacorp SA	14,184	67,183
EDP Renovaveis SA	4,195	39,774
Endesa SA	789	27,210
Industria de Diseno Textil SA	3,206	200,223

		1,806,719

Sweden - 5.2%
Alfa Laval AB	2,829	39,121
Assa Abloy AB Class B	2,512	48,394
Atlas Copco AB Class A	8,576	126,066
Electrolux AB Series B †	2,737	64,317
Hennes & Mauritz AB (H&M) Class B	4,941	273,913
Nordea Bank AB	25,636	259,744
Sandvik AB	8,709	104,873
Skandinaviska Enskilda Banken AB Class A †	15,933	98,496
Skanska AB Class B	2,602	44,151
SKF AB Class B	2,746	47,351
Svenska Cellulosa AB Class B	3,796	50,611
Svenska Handelsbanken AB Class A	3,128	89,116
Swedbank AB Class A †	5,387	53,038
Tele2 AB Class B	2,106	32,351
Telia Sonera AB	10,673	77,140
Volvo AB Class B	15,290	131,143

		1,539,825

Switzerland - 2.2%
Compagnie Financiere Richemont SA Class A	2,796	94,021
Credit Suisse Group AG	8,242	408,320
Geberit AG	236	41,837
Kuehne + Nagel International AG	592	57,560
Sonova Holding AG	244	29,561
Swisscom AG	74	28,262

		659,561

TOTAL COMMON STOCKS (cost $25,019,250)		25,682,102

MONEY MARKET FUND - 10.7%
Dreyfus Institutional Cash Advance 99 - Institutional Class, 0.28% (a)
(cost $3,180,612)	3,180,612	3,180,612

TOTAL INVESTMENTS - 97.0% (cost $28,199,862)		28,862,714

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.0%		899,339

NET ASSETS - 100.0%		$29,762,053

(†)	Non-income producing security.
(a)	Represents annualized seven-day yield as of December 31, 2009.
(b)	Level 1 securities (See Note 4).

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	50

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL MOMENTUM FUND

INDUSTRY	VALUE	% OF NET ASSETS
Automobile & Components	$1,428,526	4.8%
Banks	7,294,985	24.5
Capital Goods	2,697,388	9.1
Commercial & Professional Services	81,194	0.3
Consumer Durables & Apparel	976,315	3.3
Diversified Financials	1,342,445	4.5
Energy	1,602,435	5.4
Food & Staples Retailing	397,761	1.3
Food, Beverage & Tobacco	1,012,553	3.4
Health Care Equipment & Services	127,429	0.4
Household & Personal Products	133,331	0.5
Insurance	232,545	0.8
Materials	4,131,950	13.9
Media	117,339	0.4
Pharmaceuticals, Biotechnology & Life Sciences	98,426	0.3

INDUSTRY (continued)	VALUE	% OF NET ASSETS
Real Estate	$1,399,684	4.7%
Retailing	819,805	2.8
Semiconductors & Semiconductor Equipment	234,671	0.8
Software & Services	86,089	0.3
Technology Hardware & Equipment	370,466	1.2
Telecommunication Services	460,076	1.5
Transportation	476,903	1.6
Utilities	159,786	0.5
Money Market Mutual Fund	3,180,612	10.7
Total Investments	28,862,714	97.0

Other Assets in Excess of Liabilities	899,339	3.0
Total Net Assets	$29,762,053	100.0%

†	Non-income producing security.
(a)	Represents annualized seven-day yield at December 31, 2009.

Equity swap contracts outstanding as of December 31, 2009:

REFERENCE ENTITY	COUNTERPARTY	SHARES LONG	VALUE AT CONTRACT DATE	RESET DATE	NET UNREALIZED APPRECIATION (DEPRECIATION)
AAL	Deutsche Bank	8,470	$372,709	1/18/2010	$(5,895)
AMEC PLC	Deutsche Bank	2,404	29,879	1/18/2010	749
Antofagasta PLC	Deutsche Bank	5,783	84,843	1/18/2010	7,150
AU/LN Equity Swap	Deutsche Bank	823	19,993	1/18/2010	(7)
Barclays PLC	Deutsche Bank	71,729	317,418	1/18/2010	(1,347)
BP PLC	Deutsche Bank	3,991	37,021	1/18/2010	1,517
British Sky Broadcasting Group PL	Deutsche Bank	1,814	16,554	1/18/2010	(169)
Cairn Energy PLC	Deutsche Bank	6,740	33,040	1/18/2010	3,041
Carnival Plc	Deutsche Bank	398	13,905	1/18/2010	(346)
Cobham PLC	Deutsche Bank	5,725	22,368	1/18/2010	756
Compass Group Plc	Deutsche Bank	915	6,591	1/18/2010	(43)
Eurasian Natural Resources Corporation	Deutsche Bank	8,772	123,833	1/18/2010	4,655
Experian PLC	Deutsche Bank	3,337	33,552	1/18/2010	(590)
Fresnillo PLC	Deutsche Bank	7,780	100,419	1/18/2010	(1,598)
G4S PLC	Deutsche Bank	5,274	22,114	1/18/2010	(8)
Hammerson PLC	Deutsche Bank	929	5,778	1/18/2010	545
Home Retail Group PLC	Deutsche Bank	10,384	47,583	1/18/2010	(486)
ICAP plc	Deutsche Bank	4,490	30,155	1/18/2010	813
Inmarsat PLC	Deutsche Bank	3,831	40,283	1/18/2010	2,407
Investec PLC	Deutsche Bank	4,485	31,063	1/18/2010	(418)
Kazakhmys PLC	Deutsche Bank	3,344	67,245	1/18/2010	3,559
KINGFISHER PLC	Deutsche Bank	18,777	68,694	1/18/2010	428
Land Securities Group PLC	Deutsche Bank	503	5,257	1/18/2010	280
Lonmin Plc	Deutsche Bank	1,127	34,924	1/18/2010	494
Man Group PLC	Deutsche Bank	9,663	48,195	1/18/2010	(504)
Marks & Spencer Group	Deutsche Bank	7,305	47,090	1/18/2010	107
Next PLC	Deutsche Bank	1,143	37,108	1/18/2010	1,109
Old Mutual PLC	Deutsche Bank	45,944	78,929	1/18/2010	1,527
Pearson PLC	Deutsche Bank	1,663	23,194	1/18/2010	650
Petrofac Limited	Deutsche Bank	2,254	35,249	1/18/2010	2,483
Prudential PLC	Deutsche Bank	14,121	139,358	1/18/2010	5,188
Randgold Resources Ltd	Deutsche Bank	285	22,602	1/18/2010	92
Rio Tinto PLC	Deutsche Bank	13,616	750,213	1/18/2010	(14,994)
Rolls-Royce Group	Deutsche Bank	574,620	928	1/18/2010	—
Rolls-Royce Group PLC	Deutsche Bank	9,577	74,466	1/18/2010	114

The accompanying notes are an integral part of these financial statements.

(Continued)

AQR Funds	Annual Report	December 2009	51

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL MOMENTUM FUND

REFERENCE ENTITY	COUNTERPARTY	SHARES LONG	VALUE AT CONTRACT DATE	RESET DATE	NET UNREALIZED APPRECIATION (DEPRECIATION)
Royal Bank of Scotland Group PLC	Deutsche Bank	15,497	$7,694	1/18/2010	$(501)
SABMILLER PLC	Deutsche Bank	9,588	277,828	1/18/2010	4,002
Sage Group PLC	Deutsche Bank	5,413	19,698	1/18/2010	(529)
Schroders PLC	Deutsche Bank	2,557	51,419	1/18/2010	3,228
Standard Chartered PLC	Deutsche Bank	12,556	313,104	1/18/2010	3,883
Tui Travel PLC	Deutsche Bank	3,467	14,336	1/18/2010	(127)
Tullow Oil PLC	Deutsche Bank	4,670	93,306	1/18/2010	4,672
Vedanta Resources Plc	Deutsche Bank	2,339	93,345	1/18/2010	4,485
Vodafone Group Plc	Deutsche Bank	10,851	24,520	1/18/2010	608
WM Morrison Supermarkets PLC	Deutsche Bank	5,145	22,895	1/18/2010	61
WPP PLC	Deutsche Bank	8,401	82,772	1/18/2010	(608)
Xstrata PLC	Deutsche Bank	19,683	352,928	1/18/2010	(1,861)

					$28,572

The swap contracts listed above reset monthly. The final termination date is July 15, 2010.

Cash held as collateral for swap equity contracts was $1,500,034 at December 31, 2009.

Forward foreign currency exchange contracts outstanding as of December 31, 2009:

Long Contracts:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, expiring 01/04/10	The Royal Bank of Scotland	AUD	901,000	$805,818	$808,984	$3,166
Swiss Franc, expiring 01/04/10	The Royal Bank of Scotland	CHF	350,000	337,350	338,352	1,002
Euro, expiring 01/04/10	The Royal Bank of Scotland	EUR	1,665,000	2,389,730	2,386,848	(2,882)
Great British Pound, expiring 03/17/10	The Royal Bank of Scotland	GBP	3,225,000	5,360,048	5,206,574	(153,474)
Hong Kong Dollar, expiring 01/04/10	The Royal Bank of Scotland	HKD	5,593,000	721,476	721,382	(94)
Japanese Yen, expiring 01/05/10	The Royal Bank of Scotland	JPY	36,539,000	397,384	392,334	(5,050)
Norwegian Krone, expiring 01/05/10	The Royal Bank of Scotland	NOK	2,653,000	456,859	458,117	1,258
Swedish Krona, expiring 01/05/10	The Royal Bank of Scotland	SEK	2,330,000	323,097	325,672	2,575
Singapore Dollar, expiring 01/04/10	The Royal Bank of Scotland	SGD	940,000	669,056	669,079	23

				11,460,818	11,307,342	(153,476)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	52

Schedule of Investments	December 31, 2009

AQR INTERNATIONAL MOMENTUM FUND

Short Contracts:

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2009	NET UNREALIZED APPRECIATION (DEPRECIATION)
Danish Krone, expiring 01/05/10	The Royal Bank of Scotland	DKK	(544,000)	$(104,871)	$(104,792)	$79
Euro, expiring 01/05/10	The Royal Bank of Scotland	EUR	(171,000)	(245,379)	(245,136)	243
Great British Pound, expiring 03/17/10	The Royal Bank of Scotland	GBP	(625,000)	(993,469)	(1,009,026)	(15,557)

				(1,343,719)	(1,358,954)	(15,235)

				$10,117,099	$9,948,388	$(168,711)

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - European Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

AQR Funds	Annual Report	December 2009	53

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2009

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at value (cost $353,311,028, $275,557,525, $6,663,766, $3,110,631, and $28,199,862, respectively)	$387,083,497	$293,934,373	$7,026,645	$3,306,363	$28,862,714
Cash (including foreign cash of $909,907, $939,389, $0, $0, and $0, respectively)	1,300,999	8,131,565	—	—	107
Due from counterparty	—	—	—	—	113,076
Swaps, at value	—	26,133	—	—	28,572
Cash collateral held at brokers	14,159,067	94,646,738	12,484	—	1,500,034
Variation margin receivable	1,320,331	417,138	—	—	—
Receivables:
Securities sold	1,182,745	8,764,057	3,184,295	1,480,533	9,946,634
Foreign tax reclaim	746,350	—	—	—	561
Dividends and Interest	317,093	1,251,312	5,121	1,533	8,450
Capital Shares sold.	17,713	375,976	—	—	31,888

Total Assets	406,127,795	407,547,292	10,228,545	4,788,429	40,492,036

LIABILITIES:
Securities sold short, at value (proceeds $0, $143,677,601, $0, $0, and $0, respectively)	—	157,236,703	—	—	—
Call options written, at value (proceeds $0, $40,941, $0, $0, and $0, respectively)	—	46,310	—	—	—
Due to custodian	—	—	—	24,182	18,217
Unrealized depreciation on forward foreign currency contracts	774,475	3,547	—	—	168,711
Variation margin payable	—	—	141	—	—
Payables:
Securities purchased	453,006	10,435,178	3,234,022	1,463,931	10,468,298
Accrued Investment advisory fees	84,614	124,748	1,432	942	7,408
Accrued Shareholder servicing fees	10,524	57,670	859	404	3,175
Accrued Trustees fees	—	2,627	—	—	—
Capital shares reacquired	—	106,612	—	—	—
Dividends payable on securities sold short	—	302,051	—	—	—
Other accrued expenses	292,246	150,142	59,516	59,365	64,174

Total Liabilities	1,614,865	168,465,588	3,295,970	1,548,824	10,729,983

Net Assets	$404,512,930	$239,081,704	$6,932,575	$3,239,605	$29,762,053

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$380,234,366	$236,508,956	$6,259,865	$2,949,944	$29,035,063
Undistributed net investment income	472,899	165,585	631	—	151,015
Undistributed (accumulated) net realized gain (loss)	(10,551,741)	(2,592,782)	309,341	93,929	52,354
Net unrealized appreciation	34,357,406	4,999,945	362,738	195,732	523,621

Net Assets	$404,512,930	$239,081,704	$6,932,575	$3,239,605	$29,762,053

(continued on p. 55)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	54

Statements of Assets and Liabilities	December 31, 2009

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND

NET ASSETS:
Class I	$44,016,038	$160,026,814	n/a	n/a	n/a
Class L	n/a	n/a	$6,932,575	$3,239,605	$29,762,053
Class N	5,785	79,054,890	n/a	n/a	n/a
Class Y	360,491,107	n/a	n/a	n/a	n/a

SHARES OUTSTANDING:
Class I	4,502,376	14,819,735	n/a	n/a	n/a
Class L	n/a	n/a	568,597	284,134	2,485,331
Class N	584	7,332,864	n/a	n/a	n/a
Class Y	35,486,692	n/a	n/a	n/a	n/a

NET ASSET VALUE PER SHARE:
Class I	$9.78	$10.80	n/a	n/a	n/a
Class L	n/a	n/a	$12.19	$11.40	$11.98
Class N	$9.91	$10.78	n/a	n/a	n/a
Class Y	$10.16	n/a	n/a	n/a	n/a

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	55

Statements of Operations	December 31, 2009

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 8/28/09*-12/31/09	FOR THE PERIOD 1/15/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09
INVESTMENT INCOME:
Dividend income†	$1,691,875	$1,031,193	$36,358	$18,175	$77,030
Interest income	56,441	1,528,706	261	171	1,650

Total Income	1,748,316	2,559,899	36,619	18,346	78,680

EXPENSES:
Investment advisory fees	525,840	476,426	5,345	4,942	21,492
Shareholder servicing fees	293,634	218,205	3,207	2,118	9,211
Custody, administration & accounting fees	98,192	93,409	32,916	32,862	36,902
Legal fees	65,692	144,197	21,310	21,624	19,879
Audit and tax fees	45,000	45,000	45,000	45,000	45,000
Shareholder reporting fees	34,379	40,817	313	232	805
Insurance fees	32,120	75,956	965	883	999
Transfer agent fees	19,750	75,098	12,714	12,587	12,894
Trustee fees	19,384	94,400	314	179	1,117
Corporate governance fees	14,921	15,000	7,462	7,462	7,466
Registration fees	3,197	50,424	3,000	3,000	2,454
Dividends on securities sold short	—	862,214	—	—	—
Distribution fees—Class N	—	70,114	—	—	—
Other fees	38,168	26,999	3,190	2,881	3,234

Total Expenses	1,190,277	2,288,259	135,736	133,770	161,453

Less waivers and reimbursements:
Investment advisory fees waived	(525,840)	(476,426)	(5,345)	(4,942)	(21,492)
Shareholder servicing fees waived	(7,017)	(49,343)	(3,207)	(2,118)	(9,211)
Expense reimbursements	—	—	(116,707)	(117,532)	(90,836)

Net Expenses	657,420	1,762,490	10,477	9,178	39,914

Net Investment Income	$1,090,896	$797,409	$26,142	$9,168	$38,766

(continued on p. 57)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	56

Statements of Operations	December 31, 2009

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 8/28/09*-12/31/09	FOR THE PERIOD 1/15/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	$11,302,304	$9,287,805	$467,847	$274,977	$267,179
Forward foreign currency contracts	6,394,400	(10,822)	—	—	140,686
Futures contracts	4,225,279	(2,796,869)	13,790	—	—
Securities sold short	—	(7,109,857)	—	—	—
Swap contracts	—	(291,132)	—	—	371,391
Written options	—	14,947	—	—	—
Net realized gain (loss)	21,921,983	(905,928)	481,637	274,977	779,256

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(1,849,087)	18,376,848	362,879	195,732	662,852
Futures contracts	806,953	417,138	(141)	—	—
Forward foreign currency contracts	(2,290,710)	(3,547)	—	—	(168,711)
Foreign currency and foreign currency translations	248,152	(104)	—	—	908
Securities sold short	—	(13,559,102)	—	—	—
Swap contracts	—	(225,919)	—	—	28,572
Written options	—	(5,369)	—	—	—
Net change in unrealized appreciation (depreciation)	(3,084,692)	4,999,945	362,738	195,732	523,621
Net gain and change in unrealized appreciation	18,837,291	4,094,017	844,375	470,709	1,302,877
Net increase in net assets resulting from operations	$19,928,187	$4,891,426	$870,517	$479,877	$1,341,643

† Net of foreign taxes withheld of	$242,446	$5,274	$59	$—	$8,743

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	57

Statements of Changes in Net Assets

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 8/28/09*-12/31/09	FOR THE PERIOD 1/15/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09
OPERATIONS:
Net investment income	$1,090,896	$797,409	$26,142	$ 9,168	$38,766
Net realized gain (loss)	21,921,983	(905,928)	481,637	274,977	779,256
Net change in unrealized appreciation (depreciation)	(3,084,692)	4,999,945	362,738	195,732	523,621
Net increase in net assets resulting from operations	19,928,187	4,891,426	870,517	479,877	1,341,643

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(610,914)	(424,290)	—	—	—
Class L	—	—	(25,511)	(9,247)	(177,254)
Class N	—	(135,050)	—	—	—
Class Y	(4,816,996)	—	—	—	—
Total	(5,427,910)	(559,340)	(25,511)	(9,247)	(177,254)
Net realized gain:
Class I	(1,232,295)	(1,105,118)	—	—	—
Class L	—	—	(172,296)	(180,969)	(437,399)
Class N	(20)	(655,481)	—	—	—
Class Y	(9,229,217)	—	—	—	—
Total	(10,461,532)	(1,760,599)	(172,296)	(180,969)	(437,399)
Total distributions	(15,889,442)	(2,319,939)	(197,807)	(190,216)	(614,653)

CAPITAL SHARE TRANSACTIONS:
CLASS I
Proceeds from shares sold	43,887,953	167,891,859	—	—	—
Reinvestment of distributions	1,798,893	1,492,419	—	—	—
Cost of shares reacquired	(92,897)	(11,064,860)	—	—	—
Redemption fees	1,147	527	—	—	—
Net increase from capital share transactions	45,595,096	158,319,945	—	—	—

CLASS L
Proceeds from shares sold	—	—	6,150,686	3,072,017	29,481,521
Reinvestment of distributions	—	—	197,602	189,528	614,344
Cost of shares reacquired	—	—	(88,950)	(312,595)	(1,064,593)
Redemption fees	—	—	527	994	3,791
Net increase from capital share transactions	—	—	6,259,865	2,949,944	29,035,063

CLASS N
Proceeds from shares sold	5,697	95,158,643	—	—	—
Reinvestment of distributions	20	788,750	—	—	—
Cost of shares reacquired	—	(17,858,676)	—	—	—
Redemption fees	—	1,555	—	—	—
Net increase from capital share transactions	5,717	78,090,272	—	—	—

(continued on p. 59)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	58

Statements of Changes in Net Assets

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 8/28/09*-12/31/09	FOR THE PERIOD 1/15/09*-12/31/099	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09
CAPITAL SHARE TRANSACTIONS:
CLASS Y
Proceeds from shares sold	38,215,777	—	—	—	—
In-kind subscription (see Note 10)	316,649,562	—	—	—	—
Capital contribution (see Note 7)	15,777	—	—	—	—
Reinvestment of distributions	14,046,213	—	—	—	—
Cost of shares reacquired	(14,085,511)	—	—	—	—
Redemption fees	31,554	—	—	—	—
Net increase from capital share transactions	354,873,372	—	—	—	—
Net increase in net assets resulting from share transactions	400,474,185	236,410,217	6,259,865	2,949,944	29,035,063
Total increase in net assets	404,512,930	238,981,704	6,932,575	3,239,605	29,762,053

NET ASSETS:
Beginning of period	—	100,000	—	—	—
End of period	$404,512,930	$239,081,704	$6,932,575	$3,239,605	$29,762,053
Undistributed net investment income at end of period	$472,899	$165,585	$631	$—	$151,015

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	—	—	—	—	—
Shares sold	4,324,237	15,719,603	—	—	—
Shares issued in reinvestment of distributions	187,580	139,609	—	—	—
Shares reacquired	(9,441)	(1,039,477)	—	—	—
Shares outstanding, end of period	4,502,376	14,819,735	—	—	—

CLASS L
Shares outstanding, beginning of period	—	—	—	—	—
Shares sold	—	—	559,779	294,508	2,523,592
Shares issued in reinvestment of distributions	—	—	16,494	17,013	52,508
Shares reacquired	—	—	(7,676)	(27,387)	(90,769)
Shares outstanding, end of period	—	—	568,597	284,134	2,485,331

CLASS N
Shares outstanding, beginning of period	—	10,000	—	—	—
Shares sold	582	8,908,187	—	—	—
Shares issued in reinvestment of distributions	2	73,922	—	—	—
Shares reacquired	—	(1,659,245)	—	—	—
Shares outstanding, end of period	584	7,332,864	—	—	—

(continued on p. 60)

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	59

Statements of Changes in Net Assets

	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE PERIOD 8/28/09*-12/31/09	FOR THE PERIOD 1/15/09*-12/31/099	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09	FOR THE PERIOD 7/9/09*-12/31/09
CHANGES IN SHARES OUTSTANDING:
CLASS Y
Shares outstanding, beginning of period	—	—	—	—	—
Shares sold	3,779,363	—	—	—	—
Shares issued in connection with in-kind subscription (see Note 10)	31,664,956
Shares issued in reinvestment of distributions	1,410,263	—	—	—	—
Shares reacquired	(1,367,890)	—	—	—	—
Shares outstanding, end of period	35,486,692	—	—	—	—

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	60

Statement of Cash Flows	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$4,891,426
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(551,118,526)
Payments to cover short securities	(93,810,589)
Proceeds from securities sold short	230,378,332
Proceeds from sale of securities	286,569,785
Realized gain on investment in securities	(9,287,805)
Realized loss on securities sold short	7,109,857
Unrealized appreciation on investment in securities	(18,376,848)
Unrealized depreciation on securities sold short	13,559,102
Increases in operating assets:
Swaps, at value	(26,133)
Variation margin receivable	(417,138)
Dividends and interest	(1,251,312)
Cash collateral held at brokers	(94,646,738)
Increases in operating liabilities:
Dividends on securities sold short	302,051
Accrued Investment advisory fees	124,748
Accrued Shareholder servicing fees	57,670
Accrued Trustees fees	2,627
Other accrued expenses	150,142
Net cash used in operating activities	$(225,789,349)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	262,674,526
Payments on shares redeemed	(28,814,842)
Cash distributions paid	(38,770)
Net cash provided by financing activities	$233,820,914
Net change in cash	8,031,565
Cash, beginning of period	100,000
Cash, end of period	$8,131,565

Non-cash financing activities not included herein consists of reinvestment of dividends and distributions of $2,281,169.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	61

Financial Highlights

	AQR INTERNATIONAL EQUITY FUND†				AQR DIVERSIFIED ARBITRAGE FUND†

	CLASS I 9/30/09[1] TO 12/31/09	CLASS N 9/30/09[1] TO 12/31/09		CLASS Y 8/28/09[2] TO 12/31/09	CLASS I 1/15/09[2] TO 12/31/09	CLASS N 1/15/09[2] TO 12/31/09
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.00	$10.00		$10.00	$10.00	$10.00
Net investment income (loss)[3]	(0.01)	—		0.03	0.13	0.10
Net realized and unrealized gain	0.22	0.20		0.57	0.79	0.79

Net increase in net asset value from operations	0.21	0.20		0.60	0.92	0.89
Less Distributions:
Distributions from net investment income	(0.14)	—		(0.15)	(0.03)	(0.02)
Distributions from net realized gains	(0.29)	(0.29)		(0.29)	(0.09)	(0.09)

Total Distributions	(0.43)	(0.29)		(0.44)	(0.12)	(0.11)

Net asset value, end of period	$9.78	$9.91		$10.16	$10.80	$10.78

TOTAL RETURN[4]	2.20%	2.04%		6.08%	9.24%	8.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$44,016,038	$5,785		$360,491,107	$160,026,814	$79,054,890

Ratios to average net assets of:[5]
Expenses, net of reimbursements and/or waivers	0.90%	1.25%		0.55%	2.46%	2.69%
Expenses, net of reimbursements and/or waivers (excluding dividend short expense)	0.90%	1.25%		0.55%	1.20%	1.50%
Expenses, before reimbursements and/or waivers	1.01%	472.86%	[7]	0.98%	3.25%	3.42%
Net investment income (loss)	(0.47)%	(0.07)%		0.99%	1.30%	0.98%
Portfolio turnover rate[6]	29%	29%		29%	482%	482%

†	Redemption fees of less than $0.005 per share were incurred by each share class.
1	Commencement of offering of shares.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
5	Annualized.
6	Portfolio turnover is not annualized.
7	The ratio is annualized for a short period of time and is not representative of what the ratio would be if the Fund class had operated for a longer period of time.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	62

Financial Highlights

	AQR MOMENTUM FUND CLASS L†	AQR SMALL CAP MOMENTUM FUND CLASS L†	AQR INTERNATIONAL MOMENTUM FUND CLASS L†

	7/9/09[1] TO 12/31/09	7/9/09[1] TO 12/31/09	7/9/09[1] TO 12/31/09
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment income[2]	0.07	0.04	0.04
Net realized and unrealized gain	2.48	2.06	2.26

Net increase in net asset value from operations	2.55	2.10	2.30
Less Distributions:
Distributions from net investment income	(0.05)	(0.03)	(0.09)
Distributions from net realized gains	(0.31)	(0.67)	(0.23)

Total Distributions	(0.36)	(0.70)	(0.32)

Net asset value, end of period	$12.19	$11.40	$11.98

TOTAL RETURN[3]	25.58%	21.24%	23.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$6,932,575	$3,239,605	$29,762,053
Ratios to average net assets of:[4]
Expenses, net of reimbursements and/or waivers	0.49%	0.65%	0.65%
Expenses, before reimbursements and/or waivers	5.08%	7.53%	2.22%
Net investment income	1.23%	0.65%	0.63%
Portfolio turnover rate[5]	163%	136%	160%

†	Redemption fees of less than $0.005 per share were incurred by each share class.
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the year and redemption on the last day of the period and is not annualized.
4	Annualized.
5	Portfolio turnover is not annualized.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2009	63

Notes to Financial Statements	December 31, 2009

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is a diversified, open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2009, the Trust consists of five active series (collectively, the “Funds” and each individually a “Fund”): AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, and AQR International Momentum Fund. The following funds were registered, but had not commenced operations, as of December 31, 2009: AQR Global Equity Fund, AQR International Small Cap Fund, AQR Emerging Markets Fund, AQR Equity Plus Fund, AQR Small Cap Core Fund, AQR Small Cap Growth Fund and AQR Managed Futures Strategy Fund. The accompanying financial statements relate only to the active series of the Trust. AQR Capital Management, LLC (“the Adviser”) serves as the investment adviser of each Fund.

The investment objective of the AQR International Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR International Equity Fund include seeking to outperform the MSCI EAFE Total Return Index with Net Dividends Unhedged in U.S. Dollars (the “International Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Class Y shares commenced operations on August 28, 2009. Class I shares and Class N shares commenced operations on September 30, 2009.

The investment objective of the AQR Diversified Arbitrage Fund is long-term absolute (positive) returns. The principal investment strategies of the AQR Diversified Arbitrage Fund include seeking to outperform the Merrill Lynch 3-Month Treasury Bill Index (the “Absolute Return Benchmark”) using alternative investment strategies such as merger arbitrage, convertible arbitrage, other forms of arbitrage (including, but not limited to, when-issued trading arbitrage, stub-trading arbitrage and dual-class arbitrage) and other types of non-arbitrage alternative investment strategies. The AQR Diversified Arbitrage Fund commenced operations on January 15, 2009. The AQR Diversified Arbitrage Fund offers Class N and Class I shares.

The investment objective of the AQR Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds and equity index futures) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Fund’s investment universe consists of large and mid-cap U.S. stocks, which are defined as those in the top 90% of market capitalization or that are larger than the 1000th largest company, whichever is larger, and which meet certain liquidity and other criteria. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. The AQR Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR Small Cap Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds and equity index futures) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Fund’s investment universe consists of small capitalization U.S. stocks, which are defined as those in the bottom 10% of market capitalization or that are smaller than the 1000th largest company, whichever is larger. The companies must also be among the top 3000 companies by market capitalization, and meet certain liquidity and other criteria. The AQR Small Cap Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR International Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Fund’s investment universe consists of stocks in the top 85% of market capitalization in each of the 19 major developed markets outside the U.S., and which meet certain liquidity and other criteria. The AQR International Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

AQR Funds	Annual Report	December 2009	64

Notes to Financial Statements	December 31, 2009

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Securities Valuation: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities, including securities sold short, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing to international securities on a daily basis utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Prices of futures contracts are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity swap contracts are valued at fair value, based on the price of the underlying security. Credit default swaps are valued daily primarily using independent pricing services or market makers.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net assets.

Equity Swaps: The Funds invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Convertible Securities: The Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time

AQR Funds	Annual Report	December 2009	65

Notes to Financial Statements	December 31, 2009

into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.

Short Sales: The AQR Diversified Arbitrage Fund sells securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees of $240,130 are included as interest income in the Statement of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Fund’s prime brokers and custodian. The Fund is subject to credit risk should the prime brokers be unable to meet its obligations to the Fund.

Futures Contracts: Each Fund may invest in futures contracts (“futures”) in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, which could effectively prevent liquidation of unfavorable positions.

Forward Currency Contracts: The Funds may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash

AQR Funds	Annual Report	December 2009	66

Notes to Financial Statements	December 31, 2009

reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Forward currency contracts outstanding at period end, if any, are listed after the Fund’s schedule of investments.

Credit Default Contracts: The Funds may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by a Fund, as the protection seller, is recorded as a liability on the Fund’s books. An upfront payment made by a Fund, as the protection buyer, is recorded as an asset on the Fund’s books. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Funds’ schedule of investments.

Master Agreements: The Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s schedule of investments. Collateral pledged by the Fund is segregated by the fund’s custodian and identified in the Fund’s schedule of investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the fund’s future derivative activity. The Funds net derivative assets and liabilities on the Statements of Assets and Liabilities when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

AQR Funds	Annual Report	December 2009	67

Notes to Financial Statements	December 31, 2009

Options: The Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call options written during the period ended December 31, 2009 for the AQR Diversified Arbitrage Fund, were as follows:

	SHARES SUBJECT TO CALL	PREMIUM

Options outstanding, January 15, 2009*	—	$—
Options written	(6,686)	(89,243)
Options terminated in closing purchase transactions	1,905	10,624
Options expired	3,740	15,855
Options exercised	157	21,823
Options outstanding, December 31, 2009	(884)	$(40,941)

*	Commencement of operations

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, of 1986, as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the period from commencement of operations through December 31, 2009 are open for examination. As of December 31, 2009, the Funds have no examinations in progress.

The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income is recorded on the ex-dividend date.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual

AQR Funds	Annual Report	December 2009	68

Notes to Financial Statements	December 31, 2009

amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Cash and Cash Equivalents: Cash and cash equivalents includes US dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Dividend Distributions to Shareholders: The Funds intend to distribute dividends representing substantially all of their net investment income and distribute substantially all of their net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with Federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

3. Federal Income Tax Matters

At December 31, 2009, the cost of long positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
AQR International Equity Fund	$365,324,248	$31,108,430	$9,349,181	$21,759,249
AQR Diversified Arbitrage Fund	275,756,857	35,188,165	17,010,649	18,177,516
AQR Momentum Fund	6,664,222	445,733	83,310	362,423
AQR Small Cap Momentum Fund	3,111,120	296,437	101,194	195,243
AQR International Momentum Fund	28,226,220	937,263	300,769	636,494

The differences between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals and passive foreign investment companies (AQR International Equity Fund and AQR International Momentum Fund).

AQR Funds	Annual Report	December 2009	69

Notes to Financial Statements	December 31, 2009

At December 31, 2009, the components of accumulated earnings/loss on a tax-basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR International Equity Fund	$2,852,084	$—	$23,168,198	$(1,741,718)	$24,278,564
AQR Diversified Arbitrage Fund	—	—	3,083,492	(510,744)	2,572,748
AQR Momentum Fund	297,489	12,798	362,423	—	672,710
AQR Small Cap Momentum Fund	94,418	—	195,243	—	289,661
AQR International Momentum Fund	61,009	—	665,981	—	726,990

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and other book and tax differences including passive foreign investment companies (“PFIC”), foreign currency contracts, swap contracts and post-October losses.

At December 31, 2009, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR International Equity Fund	$4,809,913	$(22,012,192)	$17,202,279
AQR Diversified Arbitrage Fund	(72,484)	73,745	(1,261)
AQR Momentum Fund	—	—	—
AQR Small Cap Momentum Fund	79	(79)	—
AQR International Momentum Fund	289,503	(289,503)	—

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses, distribution reclassifications, foreign currency reclassifications, sale of Real Estate Investment Trusts and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications.

The tax character of the distributions paid during the period ended December 31, 2009, is as follows:

FUND	ORDINARY INCOME
AQR International Equity Fund	$15,889,442
AQR Diversified Arbitrage Fund	2,319,939
AQR Momentum Fund	197,807
AQR Small Cap Momentum Fund	190,216
AQR International Momentum Fund	614,653

Certain net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended December 31, 2009, the Funds deferred to January 1, 2010 post October losses of:

FUND	POST OCTOBER LOSSES
AQR International Equity Fund	$1,741,718
AQR Diversified Arbitrage Fund	510,744

AQR Funds	Annual Report	December 2009	70

Notes to Financial Statements	December 31, 2009

4. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of December 31, 2009 in valuing the Funds’ assets carried at fair value:

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$50,499	$319,754,889	$676	$319,806,064
Commercial Paper†	—	—	88,336	88,336
Money Market Funds	—	67,189,097	—	67,189,097
Futures Contracts*	1,320,331	—	—	1,320,331

Total Assets	$1,370,830	$386,943,986	$89,012	$388,403,828

†	Please refer to the Schedule of Investments to view securities segregated by country.

LIABILITIES
Foreign currency contracts*	$—	$(774,475)	$—	$(774,475)

Total Liabilities	$—	$(774,475)	$—	$(774,475)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	COMMERCIAL PAPER
Balance as of August 28, 2009**	$—	$—
Securities contributed in kind (See Note 10)	259,784	79,842
Transferred into Level 3	84,165	—
Realized gain from sale of security	121,306	—
Change in unrealized appreciation (depreciation)	(464,579)	8,494

Balance as of December 31, 2009	$676	$88,336

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2009 is $(57,049) and $8,494 for common stocks and commercial paper, respectively.

*	Derivative instruments, including futures contracts and foreign currency, are valued at the net unrealized appreciation (depreciation) on the instrument.
**	Commencement of operations.

AQR Funds	Annual Report	December 2009	71

Notes to Financial Statements	December 31, 2009

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$133,845,858	$—	$7,508	$133,853,366
Convertible Preferred Stocks†	14,643,134	443,056	—	15,086,190
Convertible Bonds†	—	129,141,424	—	129,141,424
Corporate Bonds†	—	1,307,000	—	1,307,000
Closed End Funds	5,525,982	—	—	5,525,982
Warrants	40,544	—	—	40,544
Money Market Funds	—	8,979,867	—	8,979,867
Futures Contracts*	417,138	—	—	417,138

Total Assets	$154,472,656	$139,871,347	$7,508	$294,351,511

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
LIABILITIES
Common Stocks (Sold Short)†	$(156,600,131)	$—	$—	$(156,600,131)
Closed End Funds (Sold Short)	(636,572)			(636,572)
Foreign currency contracts*	—	(3,547)	—	(3,547)
Swap contracts*	—	(225,919)	—	(225,919)
Written option contracts*	(5,369)	—	—	(5,369)

Total Liabilities	$(157,242,072)	$(229,466)	$—	$(157,471,538)

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

COMMON STOCKS
Balance as of January 15, 2009**	$—
Transferred into Level 3	6,606
Change in unrealized appreciation (depreciation)	902

Balance as of December 31, 2009	$7,508

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2009 is $902.

*	Derivative instruments, including futures, foreign currency, swaps and options contracts, are valued at the unrealized appreciation (depreciation) on the instrument.
**	Commencement of operations.

AQR Funds	Annual Report	December 2009	72

Notes to Financial Statements	December 31, 2009

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$6,885,618	$—	$—	$6,885,618
Money Market Funds	—	141,027	—	141,027

Total Assets	$6,885,618	$141,027	$—	$7,026,645

LIABILITIES
Futures Contracts*	$(141)	$—	$—	$(141)

Total Liabilities	$(141)	$—	$—	$(141)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation/(depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,233,503	$—	$—	$3,233,503
Exchange Traded Funds	6,226	—	—	6,226
Money Market Funds	—	66,634	—	66,634

Total Assets	$3,239,729	$66,634	$—	$3,306,363

†Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,117,725	$22,564,377	$—	$25,682,102
Money Market Funds	—	3,180,612	—	3,180,612
Swap Contracts*	—	28,572	—	28,572

Total Assets	$3,117,725	$25,773,561	$—	$28,891,286
LIABILITIES
Foreign currency contracts*	$—	$(168,711)	$—	$(168,711)

Total Liabilities	$—	$(168,711)	$—	$(168,711)

*	Derivative instruments, including foreign currency and foreign currency contracts, are valued at the unrealized appreciation/(depreciation) on the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

AQR Funds	Annual Report	December 2009	73

Notes to Financial Statements	December 31, 2009

5. Investment Transactions

During the period ended December 31, 2009, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, foreign currency contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR International Equity Fund	$119,858,424	$(83,102,138)	$—	$—
AQR Diversified Arbitrage Fund	478,522,872	(221,658,419)	(230,378,332)	93,810,589
AQR Momentum Fund	13,542,940	(7,488,048)	—	—
AQR Small Cap Momentum Fund	6,806,912	(4,037,892)	—	—
AQR International Momentum Fund	42,644,602	(17,892,531)	—	—

6. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The effect of such derivative instruments on the Funds’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations for the period ended December 31, 2009 are as follows:

AQR International Equity Fund

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Variation Margin Receivable	$3,333,408	Variation Margin Payable	$2,013,077	$1,320,331
Foreign exchange contracts	Forward foreign currency contracts	2,727,826	Forward foreign currency contracts	3,502,301	(774,475)

	Total	$6,061,234	Total	$5,515,378	$545,856

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2009 are as follows:

	REALIZED GAIN		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Equity contracts	Futures contracts	$4,225,279	Futures contracts	$806,953
Foreign exchange contracts	Forward foreign currency contracts	6,394,400	Forward foreign currency contracts	(2,290,710)

	Total	$10,619,679	Total	$(1,483,757)

AQR Funds	Annual Report	December 2009	74

Notes to Financial Statements	December 31, 2009

AQR Diversified Arbitrage Fund

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Swaps, at value	$26,133		$—	$26,133
Equity contracts		—	Call options written, at value	46,310	(46,310)
Equity contracts	Variation Margin Receivable	556,968	Variation Margin Payable	139,830	417,138
Foreign exchange contracts		—	Unrealized depreciation on Forward foreign currency contracts	3,547	(3,547)

	Total	$583,101	Total	$189,687	$393,414

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2009 are as follows:

	REALIZED GAIN		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Credit contracts	Swap contracts	$(291,132)	Swap contracts	$(225,919)
Equity contracts	Futures contracts	(2,796,869)	Futures contracts	417,138
Equity contracts	Written options	14,947	Written options	(5,369)
Foreign exchange contracts	Forward foreign currency contracts	(10,822)	Forward foreign currency contracts	(3,547)

	Total	$(3,083,876)	Total	$182,303

AQR Momentum Fund

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Variation Margin Payable	$141	$(141)

	Total	$141	$(141)

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2009 are as follows:

	REALIZED GAIN		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Equity contracts	Futures contracts	$13,790	Futures contracts	$(141)

AQR Funds	Annual Report	December 2009	75

Notes to Financial Statements	December 31, 2009

AQR International Momentum Fund

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS, CARRIED AT FAIR VALUE	ASSET DERIVATIVES		LIABILITY DERIVATIVES		CARRYING VALUE OF DERIVATIVES ON THE STATEMENT OF ASSETS AND LIABILITIES
Equity contracts	Swaps, at value	$58,603	Swaps, at value	$30,031	$28,572
Foreign exchange contracts	Forward foreign currency contracts	8,346	Forward foreign currency contracts	177,057	(168,711)

	Total	$66,949	Total	$207,088	$(140,139)

The effects of derivative instruments on the Statement of Operations for the period ended December 31, 2009 are as follows:

	REALIZED GAIN		CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Equity contracts	Swap contracts	$371,391	Swap contracts	$28,572
Foreign exchange contracts	Forward foreign currency contracts	140,686	Forward foreign currency contracts	(168,711)

	Total	$512,077	Total	$(140,139)

For nonexchange traded derivatives (swaps and forward foreign currency contracts), under standard derivative agreements, the Funds may be required to post collateral on derivatives if a Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

As of December 31, 2009, the following Funds had net liability positions:

FUND	DERIVATIVES IN NET LIABILITY POSITION	COLLATERAL POSTED
AQR International Equity Fund	$(774,775)	$1,670,000
AQR Diversified Arbitrage Fund	(49,857)	—
AQR Momentum Fund	(141)	12,484
AQR International Momentum Fund	(168,711)	1,500,034

For the period ended December 31, 2009, the quarterly average values of the derivatives held by the Funds were as follows:

FUND	SWAP CONTRACTS	FUTURES CONTRACTS*	OPTION CONTRACTS*	FOREIGN FORWARD CURRENCY CONTRACTS*
AQR International Equity Fund	$—	$52,882,824	$—	$51,689,915
AQR Diversified Arbitrage Fund	63,013	(31,101,125)	(11,578)	(106,610)
AQR Momentum Fund	—	27,768	—	—
AQR Small Cap Momentum Fund	—	—	—	—
AQR International Momentum Fund	2,619,761	—	—	5,689,103

*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at December 31, 2009, are not accounted for as hedging instruments under GAAP.

AQR Funds	Annual Report	December 2009	76

Notes to Financial Statements	December 31, 2009

7. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to the Funds pursuant to an Investment Advisory Agreement entered into by the Trust, on behalf of the Funds, dated December 4, 2008, as amended from time to time (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Adviser a management fee at an annual rate of 0.45% of the average daily net assets for AQR International Equity Fund. 0.70% of the average daily net assets for AQR Diversified Arbitrage Fund, 0.25% of the average daily net assets for AQR Momentum Fund, 0.35% of the average daily net assets for each of the AQR Small Cap Momentum Fund and AQR International Momentum Fund.

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through December 31, 2010 for AQR International Equity Fund, April 30, 2010 for AQR Diversified Arbitrage Fund and April 30, 2011 for each of AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund. The Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios, exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend expense related to short sales, and extraordinary expenses exceed the following amounts:

FUND CLASS	RATIO
AQR International Equity Fund — Class I	0.90%
AQR International Equity Fund — Class N	1.25
AQR International Equity Fund — Class Y	0.55
AQR Diversified Arbitrage Fund — Class I	1.20
AQR Diversified Arbitrage Fund — Class N	1.50
AQR Momentum Fund — Class L	0.49
AQR Small Cap Momentum Fund — Class L	0.65
AQR International Momentum Fund — Class L	0.65

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the assets of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios reflected in the table above. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the period ended December 31, 2009, the Adviser waived and reimbursed the following fees, which are all available for recoupment until December 31, 2012:

	FEES WAIVED	FEES REIMBURSED	TOTAL
AQR INTERNATIONAL EQUITY FUND
Class I	$ 8,330	$ —	$ 8,330
Class N	1,375	—	1,375
Class Y	523,152	—	523,152

Totals	$532,857	$ —	$532,857

AQR Funds	Annual Report	December 2009	77

Notes to Financial Statements	December 31, 2009

	FEES WAIVED	FEES REIMBURSED	TOTAL
AQR DIVERSIFIED ARBITRAGE FUND
Class I	$322,842	$ —	$322,842
Class N	202,927	—	202,927

Totals	$525,769	$ —	$525,769

AQR MOMENTUM FUND
Class L	$ 8,552	$116,707	$125,259

AQR SMALL CAP MOMENTUM FUND
Class L	$ 7,060	$117,532	$124,592

AQR INTERNATIONAL MOMENTUM FUND
Class L	$ 30,703	$ 90,836	$121,539

The Adviser has retained CNH Partners, LLC (“CNH”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund. Pursuant to the Sub-Advisory Agreement between CNH, the Adviser and the Trust, the Adviser will pay CNH an annual fee, payable quarterly, at the annual rate of 0.70% of the Fund’s average daily net assets.

Bank of New York Mellon serves as the Funds’ Administrator, Custodian and Accounting Agent.

The Adviser contributed capital in the amount of $15,777 into the AQR International Equity Fund Class Y shares during the period ended December 31, 2009.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor. Fees incurred by the Funds to the Transfer Agent for sub-transfer agency services for the period ended December 31, 2009, were as follows:

FUND CLASS	AMOUNT
AQR International Equity Fund — Class I	$504
AQR International Equity Fund — Class N	504
AQR International Equity Fund — Class Y	—
AQR Diversified Arbitrage Fund — Class I	4,000
AQR Diversified Arbitrage Fund — Class N	22,820
AQR Momentum Fund — Class L	498
AQR Small Cap Momentum Fund — Class L	413
AQR International Momentum Fund — Class L	554

8. Distribution and Service Plans

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

Pursuant to the Shareholder Services Agreement, between the Trust, on behalf of the Funds and the Adviser, the Adviser receives an annual fee, payable monthly, at the annual rate of 0.30%, 0.35%, 0.25% and 0.15% of the average daily net assets of the Class I, Class N, Class Y and Class L shares, respectively. The Adviser also provides a wide range of services to the Funds and their shareholders under a separate Shareholder Services Agreement. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as

AQR Funds	Annual Report	December 2009	78

Notes to Financial Statements	December 31, 2009

electronic access to Fund information. In addition, the Adviser may, from time to time, compensate third parties (including financial intermediaries) from the fees the Adviser receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the period ended December 31, 2009, were as follows:

FUND CLASS	AMOUNT
AQR International Equity Fund — Class I	$12,621
AQR International Equity Fund — Class N	1
AQR International Equity Fund — Class Y	281,012
AQR Diversified Arbitrage Fund — Class I	120,046
AQR Diversified Arbitrage Fund — Class N	98,159
AQR Momentum Fund — Class L	3,207
AQR Small Cap Momentum Fund — Class L	2,118
AQR International Momentum Fund — Class L	9,211

9. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Redemption requests will be processed at the next NAV calculated after a redemption request is accepted. The Fund reserves the right to charge a redemption fee of 1% (2% in the case of AQR International Equity Fund and AQR International Momentum Fund), of redemption proceeds on Class I, Class N and Class L shares held for 60 days or less. The Funds charge this fee in order to discourage short-term investors. The Funds retain this fee for the benefit of the remaining shareholders. The AQR International Equity Fund’s Class Y shares charges subscription and redemption fees of 0.10% each regardless of the period such shares may have been held.

10. In-Kind Transaction

On August 28, 2009, the AQR International Equity Fund acquired all of the assets and liabilities of a privately offered fund managed by the Adviser in exchange for Class Y shares of the Fund. This transaction was structured to qualify as a tax-free reorganization under the Code. The investment portfolio of the privately offered fund, with a fair value of $273,684,897 and identified cost of $238,063,341 as of the date of the reorganization, was the principal asset acquired by the Fund. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the privately offered fund. The cost basis of the investments received from the privately offered fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the private fund at the date of acquisition were $316,649,562, including unrealized appreciation of $37,442,098. The net assets of the Fund immediately after the reorganization were $316,649,562. The Fund had no net assets or liabilities prior to the reorganization.

11. Risks and Concentrations

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk-the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statement of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could

AQR Funds	Annual Report	December 2009	79

Notes to Financial Statements	December 31, 2009

cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable US companies.

As of December 31, 2009, substantially all of the AQR International Equity Fund and AQR International Momentum Fund's net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2009, the AQR Diversified Arbitrage Fund pledged a substantial portion of its assets for securities sold short to Goldman Sachs.

A significant portion of the net assets of the AQR Momentum Fund and the AQR Small Cap Momentum Fund are held by the Adviser and its affiliates. Significant shareholder transactions, if any, may impact the Funds’ performance.

12. Subsequent Events

Effective January 20, 2010, the Board of Trustees of the AQR Funds approved the elimination of the 1.00% redemption fee on the proceeds from redemptions of Class N and I shares of the AQR Diversified Arbitrage Fund held for 60 days or less.

Management has evaluated events occurring subsequent to December 31, 2009 through March 1, 2010, the date the financial statements were issued. Management has determined that there were no material events that would require disclosure or adjustment to the Funds’ financial statement through this date.

AQR Funds	Annual Report	December 2009	80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of cash flows (AQR Diversified Arbitrage Fund only) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund (five of the portfolios constituting AQR Funds, hereafter referred to as the “Funds”) at December 31, 2009, and the results of each of their operations, the cash flows of AQR Diversified Arbitrage Fund, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

March 1, 2010

AQR Funds	Annual Report	December 2009	81

Fund Expense Examples (Unaudited)

December 31, 2009

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ended 12/31/09” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/09	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/09
AQR International Equity Fund
Class Y (1)	8/28/09
Actual Return	$1,000.00	$1,060.80	0.55%	$1.96(a)
Hypothetical 5% return	$1,000.00	$1,022.43	0.55%	$2.80(b)
Class I (2)	9/30/09
Actual Return	$1,000.00	$1,022.00	0.90%	$2.32(c)
Hypothetical 5% return	$1,000.00	$1,020.67	0.90%	$4.58(b)
Class N (2)	9/30/09
Actual Return	$1,000.00	$1,020.40	1.25%	$3.22(c)
Hypothetical 5% return	$1,000.00	$1,018.90	1.25%	$6.36(b)
AQR Diversified Arbitrage Fund
Class I	6/30/09
Actual Return	$1,000.00	$1,092.40	1.20%	$6.33(b)
Hypothetical 5% return	$1,000.00	$1,019.16	1.20%	$6.11(b)
Class N	6/30/09
Actual Return	$1,000.00	$1,088.80	1.50%	$7.90(b)
Hypothetical 5% return	$1,000.00	$1,017.64	1.50%	$7.63(b)

AQR Funds	Annual Report	December 2009	82

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/09	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/09

AQR Momentum Fund
Class L (3)	7/9/09
Actual Return	$1,000.00	$1,255.80	0.49%	$2.65(d)
Hypothetical 5% return	$1,000.00	$1,022.74	0.49%	$2.50(b)

AQR Small Cap Momentum Fund
Class L (3)	7/9/09
Actual Return	$1,000.00	$1,212.40	0.65%	$3.45(d)
Hypothetical 5% return	$1,000.00	$1,021.93	0.65%	$3.31(b)

AQR International Momentum Fund
Class L (3)	7/9/09
Actual Return	$1,000.00	$1,230.80	0.65%	$3.48(d)
Hypothetical 5% return	$1,000.00	$1,021.93	0.65%	$3.31(b)

(1)	Commencement of operations was August 28, 2009.
(2)	Commencement of offering of shares was September 30, 2009.
(3)	Commencement of operations was July 9, 2009.
(a)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 126/365 (to reflect the period since commencement of operations).
(b)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 184/365 (to reflect the one-half year period).
(c)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 93/365 (to reflect the period since commencement of operations).
(d)	Expenses are calculated using each Class’ annualized expense ratio, multipled by the average account value for the period, multipled by 176/365 (to reflect the period since commencement of operations).

AQR Funds	Annual Report	December 2009	83

Trustees and Officers	December 31, 2009

The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser and the Fund’s administrator, subject always to the investment objectives and policies of the Funds and to general supervision of the Board of Trustees.

Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is 2 Greenwich Plaza, Third Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Disinterested Trustees[2]
Timothy K. Armour, 1948	Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (since 2009); Managing Director, Morningstar Inc.	12	Janus Capital Group; AARP Services

Steven Grenadier, 1964	Trustee, since 2008	Professor of Finance, Stanford University	12	E*TRADE Funds; Nicholas Applegate Funds

L. Joe Moravy, 1950	Trustee, since 2008	Retired (since 2008); prior thereto, Partner, Ernst & Young LLP	12	N/A

Interested Trustee[3]
John M. Liew, Ph.D., 1967	Chairman of the Board, since 2008	Founding Principal, AQR Capital Management LLC	12	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Liew is an interested person of the Trust because of his position with the Adviser.

AQR Funds	Annual Report	December 2009	84

Trustees and Officers	December 31, 2009

OFFICERS	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[2] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PART 5 YEARS
Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Vice President, AQR Capital Management LLC (since 2008); prior thereto, Principal, William Blair & Company, L.L.C.

John B. Howard, 1969	Vice President and Chief Financial Officer, since 2009; Treasurer, from 2008 to 2009	Principal, AQR Capital Management LLC (since 2007); prior thereto, Chief Financial Officer, Knight Capital Group

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	Vice President, AQR Capital Management LLC (since 2004)

Nir Messafi, 1975	Vice President and Treasurer, since 2009	Vice President, AQR Capital Management, LLC (since 2003)

Nicole DonVito, 1979	Vice President, since 2009	Vice President, AQR Capital Management, LLC (since 2007), prior thereto, Associate, Schulte Roth & Zabel LLP

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal, AQR Capital Management, LLC (since 1998)

AQR Funds	Annual Report	December 2009	85

Board Approval of Investment Advisory Agreements

AQR International Equity Fund

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on November 25, 2008 to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the AQR International Equity Fund (the “Fund”), and AQR Capital Management, LLC (“AQR” or the “Adviser”). In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed, and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Advisory Agreement. These materials included (a) memoranda and materials prepared by AQR, describing personnel and services to be provided to the Fund; (b) private fund and composite performance summaries for strategies relevant to consideration of the Advisory Agreement; (c) information independently compiled and prepared by Lipper, Inc. (“Lipper”) relating to the proposed Fund fees and expenses; (d) a discussion of AQR’s financial statements and financial condition; and (e) a discussion of the AQR compliance program and its regulatory exam history.

At the in-person meeting held on November 25, 2008, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the Advisory Agreement for an initial two-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by AQR; (b) the investment performance of AQR portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by AQR from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to AQR and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement:

The nature, extent and quality of the services to be provided by AQR. The Board Members reviewed the services that AQR would provide to the Fund under the Advisory Agreement. The Board considered the size and experience of AQR’s staff, its use of technology, and the Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of AQR as an investment adviser. In connection with the investment advisory services to be provided to the Fund, the Board Members took into account detailed discussions they had with officers of AQR regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of AQR regarding the formulation and proposed implementation of the Fund’s investment strategy, its efficacy and potential risks. The Board considered AQR’s experience managing private funds with objectives and strategies, similar to the Fund and AQR’s experience managing private funds generally. The Board also considered AQR’s ownership structure and senior management.

In addition to the investment advisory services to be provided to the Fund, the Board Members considered that AQR also will provide administrative services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services to be provided to the Fund by AQR. The Board also reviewed a wide range of services provided to the Fund’s shareholders under a Shareholder Services Agreement with AQR. These services include access to performance information reporting, analysis and explanations of Fund reports, and electronic access to Fund information.

The Board also met with senior principals of AQR, including Clifford Asness, Managing and Founding Principal of AQR, and John Liew, Founding Principal of AQR and one of the Funds’ Trustees. The Board also met with the Fund’s portfolio management team. The Board considered information about how portfolio managers are compensated by AQR. The Board was advised that the firm employs a team-based approach in which all employees are compensated based on the firm’s overall performance.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Advisory Agreement. Based on the presentations at the

AQR Funds	Annual Report	December 2009	86

Board Approval of Investment Advisory Agreements

November 25, 2008 Board meeting, the Board of Trustees concluded that the services to be provided to the Fund by AQR pursuant to the Advisory Agreement were likely to be of a high quality and would benefit the Fund.

Investment Performance of AQR Portfolio Management. Because the Fund is newly formed, the Board did not consider the investment performance of the Fund. The Board based its review of AQR’s performance primarily on the experience of AQR in managing private funds, noting that other funds AQR manages might have investment objectives, policies or restrictions different from those of the Fund. The Board did discuss the prior performance of the AQR International Equity Fund, L.P., a private fund managed by AQR, which was reorganized with and into the Fund. The Board also considered the experience, resources and strengths of AQR and its affiliates with respect to the investment strategies proposed for the Fund. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for the Fund.

The Advisory Fee and the Cost of the Services and Profits to be Realized by AQR from the Relationship with the Fund. The Board, including the Independent Board Members, received and reviewed information regarding the advisory fee to be paid by the Fund to AQR pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Fund.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for the Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board was advised that the advisory fees will be at or below the median of comparable funds. Management provided data about the investment management fees for AQR-managed private funds, including the AQR International Equity Fund, L.P. and the investment advisory fees for AQR’s separately managed accounts.

The Board did not receive any information regarding the profitability of AQR with respect to the Fund’s activities, as the Fund had not yet commenced operations. In the future, AQR will provide to the Board an annual estimate of its profitability with respect to Fund-related activities. The Board recognized that since AQR manages other accounts in addition to the Fund, estimates will invariably involve cost allocations based on judgment.

The Board also reviewed AQR’s unaudited financial statements. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to provide high quality services to the Fund and attract and retain high quality employees.

The Board concluded that the advisory fee is reasonable.

Economies of Scale. Because the Fund is newly formed and had not commenced operations as of November 25, 2008, and the eventual aggregate amount of Fund assets was uncertain, AQR was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Board noted that the Fund does not have breakpoints in its advisory fee that would allow investors to benefit directly in the form of lower fees as fund assets grow. However, AQR presented information to show that the fees were already set at a level that is competitive relative to funds of a larger scale. The Board Members also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue of breakpoints in the future.

Other Factors. The Board also received information regarding AQR’s brokerage and soft dollar practices. The Board considered that AQR will be responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board noted that AQR does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by AQR to the Fund, as well as the costs to be incurred and benefits to be gained by AQR in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Advisory Agreement. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2009	87

Board Approval of Investment Advisory Agreements

AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund

The Board met in person on March 10, 2009 to consider the approval of the Advisory Agreement between the Trust, on behalf of each the AQR Momentum Fund, the AQR Small Cap Momentum Fund and the AQR International Momentum Fund (each, a “Fund” and collectively, the “Funds”), and AQR. In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed, and considered materials furnished by AQR relevant to the Board’s consideration of whether to approve the Advisory Agreement for each Fund. These materials included (a) memoranda and materials prepared by AQR, describing personnel and services to be provided to each Fund; (b) information independently compiled and prepared by Lipper relating to the proposed Fund fees and expenses; (c) a discussion of AQR’s financial statements and financial condition; and (d) a discussion of the AQR compliance program and its regulatory exam history.

At the in-person meeting held on March 10, 2009, the Board, including the Independent Board Members, unanimously approved the Advisory Agreement for an initial two-year term for each Fund. The Board considered all factors it believed relevant with respect to each Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by AQR; (b) the investment performance of AQR portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by AQR from the relationship with each Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to AQR and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement for each Fund:

The nature, extent and quality of the services to be provided by AQR. The Board Members reviewed the services that AQR would provide to each Fund under the Advisory Agreement. The Board considered the size and experience of AQR’s staff, its use of technology, and each Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of AQR as an investment adviser. In connection with the investment advisory services to be provided to each Fund, the Board Members took into account detailed discussions they had with officers of AQR regarding the management of each Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of AQR regarding the formulation and proposed implementation of each Fund’s investment strategy, its efficacy and potential risks. The Board considered AQR’s experience managing private funds generally.

In addition to the investment advisory services to be provided to each Fund, the Board Members considered that AQR also will provide administrative services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of each Fund. In particular, the Board reviewed the compliance and administrative services to be provided to each Fund by AQR. The Board also reviewed a wide range of services provided to each Fund’s shareholders under a Shareholder Services Agreement with AQR. These services include access to performance information reporting, analysis and explanations of Fund reports, and electronic access to Fund information.

The Board met with senior principals of AQR. The Board also met with each Fund’s portfolio management team. The Board considered information about how portfolio managers are compensated by AQR. The Board was advised that the firm employs a team-based approach in which all employees are compensated based on the firm’s overall performance.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Advisory Agreement. Based on the presentations at the March 10, 2009 Board meeting, the Board of Trustees concluded that the services to be provided to each Fund by AQR pursuant to the Advisory Agreement were likely to be of a high quality and would benefit the Fund.

Investment Performance of AQR Portfolio Management. Because the Funds are newly formed, the Board did not consider the investment performance of the Funds. The Board based its review of AQR’s performance primarily on the experience of AQR in managing private funds, noting that other funds AQR manages might have investment objectives,

AQR Funds	Annual Report	December 2009	88

Board Approval of Investment Advisory Agreements

policies or restrictions different from those of the Funds. The Board did consider that while the Funds comprised a new product offering of the Adviser, the Adviser has used “momentum” as one of the investment criteria for a number of the Adviser’s other products, but always in combination with other investment criteria. The Board also considered the experience, resources and strengths of AQR and its affiliates with respect to the investment strategies proposed for each Fund. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for each Fund.

The Advisory Fee and the Cost of the Services and Profits to be Realized by AQR from the Relationship with each Fund. The Board, including the Independent Board Members, received and reviewed information regarding the advisory fee to be paid by each Fund to AQR pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to each Fund.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for each Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board was advised that the advisory fees will be at or below the median of comparable funds.

The Board did not receive any information regarding the profitability of AQR with respect to the Funds’ activities, as the Funds had not yet commenced operations. In the future, AQR will provide to the Board an annual estimate of its profitability with respect to Fund-related activities. The Board recognized that since AQR manages other accounts in addition to each Fund, estimates will invariably involve cost allocations based on judgment.

The Board also reviewed AQR’s unaudited financial statements. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to provide high quality services to each Fund and attract and retain high quality employees.

The Board concluded that the advisory fee is reasonable.

Economies of Scale. Because the Funds are newly formed and had not commenced operations as of March 10, 2009, and the eventual aggregate amount of Fund assets was uncertain, AQR was not able to provide the Board Members with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. However, AQR presented information to show that the fees were already set at a level that is competitive relative to funds of a larger scale.

Other Factors. The Board also received information regarding AQR’s brokerage and soft dollar practices. The Board considered that AQR will be responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board noted that AQR does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by AQR to each Fund, as well as the costs to be incurred and benefits to be gained by AQR in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Advisory Agreement. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2009	89

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator & Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

AQR | FUNDS

P.O. Box 2248
Denver, CO 80201-2248
1-866-290-2688
www.aqrfunds.com

Item 2. Code of Ethics.

a). As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer or persons performing similar functions (“Code of Ethics”).

b). Not Applicable

c). There has been no amendment to the Registrant’s Code of Ethics during the fiscal year ending December 31, 2009 (“Reporting Period”).

d). Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a)-(d) are for the five funds of the Registrant that had a fiscal year ending December 31, 2009 and whose financial statements are reported in Item 1.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2009: $175,000

2008: $10,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2009: $ 0

2008: N/A

c). Tax Fees: the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2009: $42,500

2008: N/A

The Tax Fees represent services provided in connection with the preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through.

d). All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2009: $0

2008: N/A

e)	Audit Committee Pre-Approval Policies and Procedures.

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the accountant for services rendered to the Registrant, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the last two fiscal years is as follows:

2009: $414,000

2008: N/A

(h)	Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, Steven Grenadier and L. Joe Moravy, are members of Audit Committee.

(b) Not Applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AQR Funds

By:	/s/ Marco Hanig

Marco Hanig, Principal Executive Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: AQR Funds

By:	/s/ Marco Hanig

Marco Hanig, Principal Executive Officer

Date: March 1, 2010

By:	/s/ John B. Howard

John B. Howard, Principal Financial Officer

Date: March 1, 2010